UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-04149

_Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA  94403-1906

(Address of principal executive offices)    (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: _(650) 312-2000

Date of fiscal year end: _2/28

Date of reporting period: _02/29/16

Item 1. Reports to Stockholders.

Annual Report
and Shareholder Letter
February 29, 2016

Franklin Tax-Free Trust

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund

Franklin Ohio Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Annual Report
Shareholder Letter
Municipal Bond Market Overview	3
Investment Strategy and Manager’s Discussion	5
Franklin Arizona Tax-Free Income Fund	6
Franklin Colorado Tax-Free Income Fund	14
Franklin Connecticut Tax-Free Income Fund	22
Franklin Michigan Tax-Free Income Fund	30
Franklin Minnesota Tax-Free Income Fund	37
Franklin Ohio Tax-Free Income Fund	44
Franklin Oregon Tax-Free Income Fund	51
Franklin Pennsylvania Tax-Free Income Fund	58
Financial Highlights and Statements of Investments	66
Financial Statements	130
Notes to Financial Statements	140
Report of Independent Registered
Public Accounting Firm	152
Tax Information	153
Board Members and Officers	154
Shareholder Information	159

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Not part of the annual report

franklintempleton.com

Annual Report

Municipal Bond Market Overview

The municipal bond market outperformed the U.S. Treasury and the U.S. stock markets during the 12-month period ended February 29, 2016. Investment-grade municipal bonds, as measured by the Barclays Municipal Bond Index, generated a +3.95% total return for the period, while U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, posted a +2.88% total return.1 U.S. equities, as represented by the Standard & Poor’s 500 Index, underperformed with a -6.19% total return for the reporting period.1 The decline in U.S. equities was partly fueled by concerns about global economic growth, particularly a continuing slowdown in China and sluggish economic activity in Europe and Japan. Sustained price declines in the commodities markets also put downward pressure on U.S. equities. These factors led to a perceived flight to quality, which seemed to benefit municipal bondholders. In addition, in our opinion, municipal bonds continued to offer significant value relative to Treasuries because of their tax-exempt status and relatively low risk.

The Federal Reserve (Fed) raised its target interest-rate range to 0.25%–0.50% in December, citing labor market improvement and continued U.S. economic growth. This action ended a seven-year period of near-zero short-term interest rates. At the time, the Fed indicated the move would be followed by a “gradual” tightening of monetary policy, and the median estimate among Fed governors for the 2016 year-end federal funds rate was 1.375%. Despite the prospect of higher short-term interest rates in 2016, the municipal bond market rallied after the announcement. Benchmark 10-year and 30-year tax-exempt interest rates ended the period lower than where they began.

Municipal bond funds finished the period with four consecutive months of inflows, reflecting robust demand for tax-exempt debt. Bonds with longer maturities generally performed better than bonds with shorter maturities. In addition, investment-grade municipal bonds fared better than high yield municipal bonds. High yield tax-exempt bonds, as measured by the Barclays Municipal High Yield Index, generated a +2.11% total return for the period.1 Approximately $341 billion in bonds were issued over the past 12 months; this issuance was offset, however, by the nearly $342 billion in bonds that either matured or were called out of the market, making net supply flat for the period.2

Several developments affected Puerto Rico bonds over the reporting period. Puerto Rico and its municipal issuers continued

to experience significant financial difficulties, which created additional strain on a commonwealth already facing economic stagnation and fiscal imbalances. These challenges also led to liquidity issues including reduced access to the financial markets. On February 6, 2015, a federal judge ruled that Puerto Rico’s Public Corporation Debt Enforcement and Recovery Act (the Act), signed into law on June 28, 2014, was unconstitutional. Following the ruling, which was affirmed by the U.S. Court of Appeals on July 6, 2015, independent credit rating agencies Moody’s Investors Service and Standard & Poor’s repeatedly downgraded Puerto Rico’s general obligation debt, as well as the ratings of certain related Puerto Rico issuers. On August 21, 2015, Puerto Rico petitioned the U.S. Supreme Court to review the ruling invalidating the Act. In early December, the U.S. Supreme Court granted Puerto Rico’s request, and the case was scheduled for oral argument in March 2016. In addition, the commonwealth continued to seek the expansion of Chapter 9 bankruptcy eligibility through the U.S. Congress.

Near the end of June 2015, in conjunction with announcing that Puerto Rico’s debt was “not payable,” Governor Alejandro Garcia Padilla publicly called for a restructuring of Puerto Rico debt obligations, while certain other Puerto Rico issuers continued to negotiate with creditors for a financial restructuring. During the reporting period, Puerto Rico’s financial issues led to partial defaults by Puerto Rico’s Public Finance Corporation on its debt service payments beginning on August 3, 2015. In September, Governor Garcia Padilla’s working group issued a preliminary report regarding the island’s financial situation and potential restructuring recommendations. On February 1, 2016, the governor officially released the commonwealth’s restructuring proposal. The plan seeks to reduce the burden of $49 billion in tax-supported debt by asking creditors to exchange current securities for a combination of “Base Bonds” and “Growth Bonds.” The uncertainty arising from these recent actions led to price volatility among several Puerto Rico municipal bond issues.

Franklin Templeton has been a member of a creditors’ committee (Ad Hoc Group) made up of bondholders of the Puerto Rico Electric Power Authority (PREPA) with the goal of achieving a negotiated, market-based, long-term solution to PREPA’s liquidity and structural issues. On December 23, 2015, a Restructuring Support Agreement was signed. The

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.
2. Source: Goldman Sachs Securities Division, Bloomberg.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

Annual Report

agreement, which has attained legislative approval, provides for the Ad Hoc Group to exchange its bonds at 85 cents on the dollar into a new “securitization” bond. There are still many details that need to be resolved, and the formulation of the exchange offer and necessary legislation may take several months. However, we believe that implementation of this agreement would allow PREPA to provide reliable and lower cost service, fund its capital needs for the medium term, ensure environmental compliance, diversify power generation resources to include more natural gas and provide jobs.

We believe the PREPA agreement demonstrates how the combination of pursuing our legal rights and engaging in negotiations can achieve positive results, avoiding costly lawsuits or bankruptcy proceedings. The market viewed this agreement as positive, and at period-end, PREPA bonds were priced at about 65 cents on the dollar.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4 Annual Report

franklintempleton.com

Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within each Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investment primarily for income and a positive-sloping municipal yield curve, in which yields for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. Consistent with our strategy, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

We invite you to read your Fund report for more detailed performance portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com

Annual Report

Franklin Arizona Tax-Free Income Fund

This annual report for Franklin Arizona Tax-Free Income Fund covers the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Arizona personal income taxes is as consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
2/29/16
% of Total
Ratings	Investments
AAA	6.30%
AA	56.37%
A	18.64%
BBB	7.85%
Below Investment Grade	0.95%
Refunded	6.82%
Not Rated	3.07%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.22 on February 28, 2015, to $11.07 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 40.88 cents per share for the same period.2 The Performance Summary beginning on page 9 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.27% based on an annualization of the 3.15 cent per share February dividend and the maximum offering price of $11.56 on February 29, 2016. An investor in the 2016 maximum combined effective federal and Arizona personal income tax bracket of 46.14% (including 3.8% Medicare tax)

would need to earn a distribution rate of 6.07% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.38	2.83	3.47
April	3.48	2.93	3.57
May	3.48	2.93	3.57
June	3.53	3.03	3.62
July	3.53	3.03	3.62
August	3.53	3.03	3.62
September	3.45	2.96	3.54
October	3.45	2.96	3.54
November	3.40	2.91	3.49
December	3.35	2.83	3.45
January	3.15	2.63	3.25
February	3.15	2.63	3.25
Total	40.88	34.70	41.99

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.

Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchase your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

State Update

Arizona’s economy continued to grow during the 12 months under review. The state’s unemployment rate declined from 6.5% in February 2015 to 5.5% at period-end but remained

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 69.

6 Annual Report

franklintempleton.com

higher than the 4.9% national rate.3 Job growth remained broad-based with strong gains in some of the largest sectors such as professional and business services, education and health services, and leisure and hospitality. In contrast, the relatively small mining and logging sector lost jobs during the period under review. The state’s population grew mainly due to in-migration. In the state’s housing market, which was significantly affected by the last recession, home prices rose while foreclosure rates increased.

The state concluded fiscal year 2015 with a higher-than-expected budget surplus, which was partially attributed to revenue growth. Arizona experienced an increase in capital gains tax receipts as well as corporate collections. The state maintained structural balance with its enacted budget for fiscal year 2016, with spending increases primarily aimed at education, Medicaid and programs for the developmentally disabled. Arizona’s proposed budget for fiscal year 2017 included increases in spending on K-12 education and Medicaid, which were offset by declines in one-time spending on information technology, capital and the Department of Child Safety.

Portfolio Breakdown
2/29/16
% of Total
Investments*
Utilities	24.1%
Tax-Supported	15.7%
Higher Education	15.4%
Hospital & Health Care	14.3%
Refunded**	7.9%
Subject to Government Appropriations	7.6%
Transportation	6.5%
Other Revenue	3.3%
Housing	3.0%
General Obligation	2.2%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

FRANKLIN ARIZONA TAX-FREE INCOME FUND

Arizona does not issue general obligation bonds but instead issues appropriation-backed lease debt and revenue bonds. The state had moderate debt levels, with net tax-supported debt of $846 per capita and 2.3% of personal income, compared with the national medians of $1,012 and 2.5%.4 During the period under review, independent credit rating agency Standard & Poor’s (S&P) upgraded Arizona’s issuer credit rating from AA-to AA with a stable outlook.5 The rating reflected S&P’s view of Arizona’s diverse economy, continued strong population growth and adequate income levels, as well as a turnaround in the housing market. S&P further cited Arizona’s strong financial position, low other postemployment benefits and moderate debt burden. In contrast, S&P viewed as potential challenges the state’s historically cyclical finances, restricted operational flexibility and recent litigation that could affect school funding.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.

5. This does not indicate S&P’s rating of the Fund.

franklintempleton.com

Annual Report 7

FRANKLIN ARIZONA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8 Annual Report

franklintempleton.com

FRANKLIN ARIZONA TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	2/29/16	2/28/15		Change
A (FTAZX)	$11.07	$11.22	-$	0.15
C (FAZIX)	$11.24	$11.39	-$	0.15
Advisor (FAZZX)	$11.10	$11.25	-$	0.15

Distributions[1] (3/1/15–2/29/16)

Dividend
Share Class	Income
A	$0.4088
C	$0.3470
Advisor	$0.4199

See page 12 for Performance Summary footnotes.

franklintempleton.com

Annual Report

F R A N K L I N A R I Z O N A	T A X - F R E E I N C O M E F U N D
P E R F O R M A N C E	S U M M A R Y

Performance as of 2/29/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.62%
1-Year	+2.39%	-1.98%	-1.82%
5-Year	+31.11%	+4.65%	+4.82%
10-Year	+52.04%	+3.83%	+3.94%
C					1.17%
1-Year	+1.79%	+0.80%	+0.96%
5-Year	+27.45%	+4.97%	+5.15%
10-Year	+43.93%	+3.71%	+3.84%
Advisor[6]					0.52%
1-Year	+2.48%	+2.48%	+2.56%
5-Year	+31.80%	+5.68%	+5.82%
10-Year	+53.52%	+4.38%	+4.49%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.27%	6.07%	1.67%		3.10%
C	2.81%	5.22%	1.22%		2.27%
Advisor	3.51%	6.52%	1.84%		3.42%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

10 Annual Report

franklintempleton.com

FRANKLIN ARIZONA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 12 for Performance Summary footnotes.

franklintempleton.com

Annual Report

F R A N K L I N A R I Z O N A	T A X - F R E E I N C O M E F U N D
P E R F O R M A N C E	S U M M A R Y

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the fol-
lowing methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +44.65% and +4.93%.
7. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and Arizona personal income tax rate of 46.14%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

12 Annual Report

franklintempleton.com

FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,032.30	$3.18
Hypothetical (5% return before expenses)	$1,000	$1,021.73	$3.17
C
Actual	$1,000	$1,029.00	$5.95
Hypothetical (5% return before expenses)	$1,000	$1,019.00	$5.92
Advisor
Actual	$1,000	$1,032.70	$2.68
Hypothetical (5% return before expenses)	$1,000	$1,022.23	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

franklintempleton.com

Annual Report

Franklin Colorado Tax-Free Income Fund

This annual report for Franklin Colorado Tax-Free Income Fund covers the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes is as consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
2/29/16
% of Total
Ratings	Investments
AA	53.60%
A	16.45%
BBB	12.52%
Below Investment Grade	3.29%
Refunded	14.14%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.13 on February 28, 2015, to $11.94 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 45.45 cents per share for the same period.2 The Performance Summary beginning on page 17 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.61% based on an annualization of the 3.75 cent per share February dividend and the maximum offering price of $12.47 on February 29, 2016. An investor in the 2016 maximum combined effective federal and Colorado personal income tax bracket of 46.20% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.71% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.78	3.19	3.88
April	3.78	3.19	3.88
May	3.78	3.19	3.88
June	3.81	3.26	3.91
July	3.81	3.26	3.91
August	3.81	3.26	3.91
September	3.81	3.28	3.90
October	3.81	3.28	3.90
November	3.81	3.28	3.90
December	3.75	3.19	3.84
January	3.75	3.19	3.84
February	3.75	3.19	3.84
Total	45.45	38.76	46.59

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchase your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

State Update

Colorado’s diverse economy continued to grow during the 12 months under review as the state’s population and workforce, relatively stable housing market and low costs of living generally improved. The state supports attractive emerging industries, such as technology, telecommunications

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 76.

14 Annual Report

franklintempleton.com

FRANKLIN COLORADO TAX-FREE INCOME FUND

and renewable energy, and offers an outdoor lifestyle that appeals to new residents. During the period, the state’s employment growth was better than the nation’s, and Colorado’s unemployment rate fell from 4.1% in February 2015 to 3.0% at period-end.3 In comparison, the national rate ended the period at 4.9%.3

The state has continued to experience improved revenue growth in recent years, which has supported higher-than-budgeted general fund ending balances. Colorado ended fiscal year 2015 on June 30 with a significant general fund balance. The enacted fiscal year 2015–2016 budget included increased spending on K-12 and special education, higher education and college student aid, corrections and parole reform, disaster recovery and preparedness efforts, incentives to attract growing companies, and boosting the general fund reserve. The governor also submitted a 2016–2017 fiscal year budget proposal, which included requests to increase funding for K-12 education, reduce funding for higher education, expand capital construction projects and increase appropriations to the state’s health and human services.

Portfolio Breakdown
2/29/16
% of Total
Investments*
Hospital & Health Care	19.4%
Refunded**	18.2%
Utilities	15.2%
Subject to Government Appropriations	13.2%
Tax-Supported	12.4%
Higher Education	11.7%
Other Revenue	3.9%
General Obligation	3.3%
Transportation	2.7%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

The state’s debts levels were lower than those of most states, with net tax-supported debt at $478 per capita and 1.0% of personal income, compared with the $1,012 and 2.5% national medians.4

During the period, independent credit rating agency Standard & Poor’s (S&P) affirmed its Colorado issuer rating of AA with a stable outlook.5 The rating and outlook reflected S&P’s view of the state’s broad and diverse economy that continued to exhibit improving employment opportunities and a growing population. S&P also noted recent strong financial performance supporting better-than-expected budget reserves, and Colorado’s low debt and moderate other postemployment benefit levels. According to S&P, the rating was slightly offset by concerns surrounding Colorado’s constitutional provisions that limit tax revenue and require a minimum level of school expenditures, which may hamper revenue and state spending flexibility.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.

5. This does not indicate S&P’s rating of the Fund.

franklintempleton.com

Annual Report

FRANKLIN COLORADO TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

16 Annual Report

franklintempleton.com

FRANKLIN COLORADO TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	2/29/16	2/28/15		Change
A (FRCOX)	$11.94	$12.13	-$	0.19
C (FCOIX)	$12.07	$12.26	-$	0.19
Advisor (FCOZX)	$11.94	$12.13	-$	0.19

Distributions[1] (3/1/15–2/29/16)

Dividend
Share Class	Income
A	$0.4545
C	$0.3876
Advisor	$0.4659

See page 20 for Performance Summary footnotes.

franklintempleton.com

Annual Report

FRANKLIN COLORADO TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/29/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.65%
1-Year	+2.26%	-2.10%	-1.87%
5-Year	+31.18%	+4.67%	+4.82%
10-Year	+50.82%	+3.75%	+3.83%
C					1.20%
1-Year	+1.67%	+0.68%	+1.02%
5-Year	+27.52%	+4.98%	+5.17%
10-Year	+42.70%	+3.62%	+3.72%
Advisor[6]					0.55%
1-Year	+2.36%	+2.36%	+2.61%
5-Year	+31.83%	+5.68%	+5.84%
10-Year	+51.82%	+4.26%	+4.35%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.61%	6.71%	1.60%		2.97%
C	3.17%	5.89%	1.15%		2.14%
Advisor	3.86%	7.17%	1.78%		3.31%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 20 for Performance Summary footnotes.

18 Annual Report

franklintempleton.com

FRANKLIN COLORADO TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 20 for Performance Summary footnotes.

franklintempleton.com

Annual Report

FRANKLIN COLORADO TAX-FREE INCOME FUND

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +40.15%
and +5.23%.
7. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and Colorado personal income tax rate of 46.20%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

20 Annual Report

franklintempleton.com

FRANKLIN COLORADO TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,030.40	$3.33
Hypothetical (5% return before expenses)	$1,000	$1,021.58	$3.32
C
Actual	$1,000	$1,027.30	$6.10
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.07
Advisor
Actual	$1,000	$1,030.90	$2.83
Hypothetical (5% return before expenses)	$1,000	$1,022.08	$2.82

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66%; C: 1.21%; and Advisor: 0.56%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

franklintempleton.com

Annual Report

Franklin Connecticut Tax-Free Income Fund

This annual report for Franklin Connecticut Tax-Free Income Fund covers the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes is as consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
2/29/16
% of Total
Ratings	Investments
AAA	12.46%
AA	42.51%
A	23.32%
BBB	2.72%
Below Investment Grade	2.37%
Refunded	16.10%
Not Rated	0.52%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.86 on February 28, 2015, to $10.69 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 38.84 cents per share for the same period.2 The Performance Summary beginning on page 25 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.43% based on an annualization of the 3.19 cent per share February dividend and the maximum offering price of $11.16 on February 29, 2016. An investor in the 2016 maximum combined effective federal and Connecticut personal income tax bracket of 47.62% (including 3.8% Medicare tax)

would need to earn a distribution rate of 6.55% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.37	2.86	3.48
April	3.37	2.86	3.48
May	3.27	2.76	3.38
June	3.27	2.80	3.35
July	3.23	2.76	3.31
August	3.19	2.72	3.27
September	3.19	2.72	3.27
October	3.19	2.72	3.27
November	3.19	2.72	3.27
December	3.19	2.70	3.28
January	3.19	2.70	3.28
February	3.19	2.70	3.28
Total	38.84	33.02	39.92

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.

Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchase your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

State Update

Connecticut’s economy grew moderately during the 12 months under review. The state remained among the nation’s wealthiest,

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 83.

22 Annual Report

franklintempleton.com

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

with strong per-capita income well above national levels. The housing market was mixed, as significantly high sales volumes were offset by home price declines and rising foreclosure rates. Connecticut’s unemployment rate fell to 5.5% at period-end, which was higher than the 4.9% national rate.3 Among private sector employers, trade, transportation and utilities; leisure and hospitality; and education and health services enjoyed job growth. However, the government sector, an important source of the state’s wealth, remained muted during the period.

During the state’s fiscal year 2015, the budget office anticipated weaker-than-projected revenue growth and subsequently a potential budget deficit. The office further expected to draw on the state’s budget reserve fund to help offset declining revenues. Connecticut’s enacted fiscal 2016–2017 biennial budget helped to minimize budget gaps stemming from higher Medicaid expenses, rising employee wages and fringe benefits, and higher retirement costs by enacting some recurring measures. These measures included raising the personal income tax rate for the state’s top earners and extending the hospital provider tax and the corporate tax surcharge. Additionally, the budget addressed the state’s transportation needs and made statutory changes to increase reserve levels in future years. In October 2015, Connecticut projected a 2016 fiscal year-end shortfall, mainly due to lower-than-expected personal income tax revenues. In February 2016, the governor announced mid-term budget adjustments for fiscal year 2017 that included policy changes to reduce spending, a continuation of the deficit mitigation plan and fringe benefit reforms in higher education.

Portfolio Breakdown
2/29/16
% of Total
Investments*
Higher Education	28.1%
Hospital & Health Care	19.1%
Refunded**	18.6%
Utilities	14.0%
General Obligation	8.5%
Transportation	3.5%
Other Revenue	3.3%
Tax-Supported	2.7%
Housing	2.2%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Connecticut’s debt levels remained among the nation’s highest, with net tax-supported debt at 9.0% of personal income and $5,491 per capita, compared with the 2.5% and $1,012 national medians.4 The state’s debt included financing for schools and other municipal projects that are funded at the local level in most states. Independent credit rating agency Standard & Poor’s (S&P) rated the state’s general obligation debt AA with a negative outlook.5 The rating reflected S&P’s view of the state’s diverse economy, high wealth and income levels, active monitoring of revenues and expenditures to identify and resolve mid-fiscal year budget gaps, and adequate operating liquidity. In S&P’s view, these strengths were countered by cyclical budget performance, with some bonds outstanding from the last recession. Additionally, S&P expected the state’s significant fixed-cost pressure to remain high for the foreseeable future, due to high debt levels and large, unfunded pension and postemployment liabilities. The negative outlook reflected S&P’s view of budget pressure resulting from weak revenue growth.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.

5. This does not indicate S&P’s rating of the Fund.

franklintempleton.com

Annual Report

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

24 Annual Report

franklintempleton.com

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	2/29/16	2/28/15		Change
A (FXCTX)	$10.69	$10.86	-$	0.17
C (FCTIX)	$10.77	$10.93	-$	0.16
Advisor (FCNZX)	$10.68	$10.85	-$	0.17

Distributions[1] (3/1/15–2/29/16)

Dividend
Share Class	Income
A	$0.3884
C	$0.3302
Advisor	$0.3992

See page 28 for Performance Summary footnotes.

franklintempleton.com

Annual Report

F R A N K L I N C O N N E C T I C U T T A X - F R E E I N C O M E F U N D
P E R F O R M A N C E S U M M A R Y

Performance as of 2/29/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.68%
1-Year	+2.09%	-2.23%	-1.72%
5-Year	+23.34%	+3.39%	+3.64%
10-Year	+43.45%	+3.23%	+3.34%
C					1.23%
1-Year	+1.62%	+0.63%	+1.08%
5-Year	+19.97%	+3.71%	+3.99%
10-Year	+35.86%	+3.11%	+3.21%
Advisor[6]					0.58%
1-Year	+2.19%	+2.19%	+2.65%
5-Year	+23.86%	+4.37%	+4.65%
10-Year	+44.28%	+3.73%	+3.85%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.43%	6.55%	1.56%		2.98%
C	3.01%	5.75%	1.10%		2.10%
Advisor	3.69%	7.04%	1.73%		3.30%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 28 for Performance Summary footnotes.

26 Annual Report

franklintempleton.com

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 28 for Performance Summary footnotes.

franklintempleton.com

Annual Report

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +32.69%
and +4.36%.
7. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and Connecticut personal income tax rate of 47.62%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

28 Annual Report

franklintempleton.com

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,032.60	$3.49
Hypothetical (5% return before expenses)	$1,000	$1,021.43	$3.47
C
Actual	$1,000	$1,030.60	$6.26
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.22
Advisor
Actual	$1,000	$1,033.20	$2.98
Hypothetical (5% return before expenses)	$1,000	$1,021.93	$2.97

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.69%; C: 1.24%; and Advisor: 0.59%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

franklintempleton.com

Annual Report

Franklin Michigan Tax-Free Income Fund

This annual report for Franklin Michigan Tax-Free Income Fund covers the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes is as consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
2/29/16
% of Total
Ratings	Investments
AAA	2.80%
AA	75.68%
A	8.36%
Below Investment Grade	2.95%
Refunded	10.21%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.02 on February 28, 2015, to $11.78 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 41.15 cents per share for the same period.2 The Performance Summary beginning on page 32 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.34% based on an annualization of the 3.42 cent per share February dividend and the maximum offering price of $12.30 on February 29, 2016. An investor in the 2016 maximum combined effective federal and Michigan personal income tax bracket of 45.97% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.18% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.55	3.00	3.69
April	3.44	2.89	3.58
May	3.44	2.89	3.58
June	3.34	2.82	3.43
July	3.34	2.82	3.43
August	3.34	2.82	3.43
September	3.44	2.91	3.53
October	3.44	2.91	3.53
November	3.44	2.91	3.53
December	3.48	2.93	3.57
January	3.48	2.93	3.57
February	3.42	2.87	3.51
Total	41.15	34.70	42.38

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.

Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchase your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

State Update

Michigan’s economy generally expanded for the 12 months under review. Although the state’s economy was diversified, the manufacturing sector continued to serve as a major employment source. With strong auto sales, Michigan remained

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 88.

30 Annual Report

franklintempleton.com

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

one of the nation’s largest contributors to the auto industry. During the period, the light vehicle sector rebounded with an increase in the overall share of light trucks in total light vehicle sales. The housing market recovery was mixed as home prices rose but flattened toward period-end as foreclosure rates declined. Many sectors added jobs during the period, notably education and health services, manufacturing and financial activities. In contrast, government showed some weakness. Michigan’s unemployment rate fell to 4.8% at period-end and was slightly below the 4.9% national average.3

During early 2015, Michigan’s general fund revenue rose and the state anticipated a higher-than-projected fiscal year 2015 budget surplus. In fiscal year 2016, the state prioritized budget stabilization fund deposits and a postemployment benefits trust fund. Michigan continued to maintain structural balance in its enacted fiscal year 2016 budget, which included a modest increase in total spending, with a sizable portion directed toward education and health and human services. In February 2016, the governor announced fiscal year 2017 and 2018 budget recommendations. For fiscal year 2017, a considerable portion of the budget was intended to support education and health and human services. The budget recommendations included increased spending in the state’s K-12 education system, public safety, health and human services, and infrastructure.

Portfolio Breakdown
2/29/16
% of Total
Investments*
General Obligation	31.0%
Hospital & Health Care	17.6%
Higher Education	14.7%
Refunded**	13.3%
Utilities	12.2%
Subject to Government Appropriations	5.9%
Tax-Supported	3.0%
Transportation	2.1%
Housing	0.2%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Michigan maintained relatively low debt levels, with net tax-supported debt at $785 per capita and 1.9% of personal income, compared with the national medians of $1,012 and 2.5%.4 Independent credit rating agency Moody’s Investors Service upgraded Michigan’s general obligation rating from Aa2 to Aa1 with a stable outlook.5 The rating reflected the state’s improved financial position, robust economic growth rate and moderate debt and pension burdens.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Michigan Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.

5. This does not indicate Moody’s rating of the Fund.

franklintempleton.com

Annual Report

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	2/29/16	2/28/15		Change
A (FTTMX)	$11.78	$12.02	-$	0.24
C (FRMTX)	$11.95	$12.20	-$	0.25
Advisor (FMTFX)	$11.81	$12.06	-$	0.25

Distributions[1] (3/1/15–2/29/16)

Dividend
Share Class	Income
A	$0.4115
C	$0.3470
Advisor	$0.4238

See page 35 for Performance Summary footnotes.

32 Annual Report

franklintempleton.com

F R A N K L I N M I C H I G A N T A X - F R E E I N C O M E F U N D
P E R F O R M A N C E S U M M A R Y

Performance as of 2/29/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.65%
1-Year	+1.48%	-2.80%	-2.33%
5-Year	+23.27%	+3.37%	+3.56%
10-Year	+44.29%	+3.29%	+3.38%
C					1.20%
1-Year	+0.83%	-0.15%	+0.51%
5-Year	+19.94%	+3.70%	+3.92%
10-Year	+36.55%	+3.16%	+3.27%
Advisor[6]					0.55%
1-Year	+1.50%	+1.50%	+2.17%
5-Year	+23.93%	+4.38%	+4.60%
10-Year	+45.67%	+3.83%	+3.94%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.34%	6.18%	1.80%		3.33%
C	2.88%	5.33%	1.35%		2.50%
Advisor	3.57%	6.61%	1.98%		3.66%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 35 for Performance Summary footnotes.

franklintempleton.com

Annual Report

FRANKLIN MICHIGAN TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 35 for Performance Summary footnotes.

34 Annual Report

franklintempleton.com

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the fol-
lowing methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +34.94% and +3.99%.
7. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and Michigan personal income tax rate of 45.97%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

Annual Report

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,027.30	$3.28
Hypothetical (5% return before expenses)	$1,000	$1,021.63	$3.27
C
Actual	$1,000	$1,024.20	$6.04
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.02
Advisor
Actual	$1,000	$1,027.70	$2.77
Hypothetical (5% return before expenses)	$1,000	$1,022.13	$2.77

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

36 Annual Report

franklintempleton.com

Franklin Minnesota Tax-Free Income Fund

This annual report for Franklin Minnesota Tax-Free Income Fund covers the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes is as consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
2/29/16
% of Total
Ratings	Investments
AAA	11.59%
AA	70.51%
A	13.54%
Refunded	4.36%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.69 on February 28, 2015, to $12.63 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 39.68 cents per share for the same period.2 The Performance Summary beginning on page 39 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.91% based on an annualization of the 3.20 cent per share February dividend and the maximum offering price of $13.19 on February 29, 2016. An investor in the 2016 maximum combined effective federal and Minnesota personal income tax bracket of 49.35% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.75% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.33	2.72	3.43
April	3.33	2.72	3.43
May	3.33	2.72	3.43
June	3.33	2.76	3.43
July	3.33	2.76	3.43
August	3.33	2.76	3.43
September	3.33	2.76	3.44
October	3.33	2.76	3.44
November	3.28	2.71	3.39
December	3.28	2.69	3.39
January	3.28	2.69	3.39
February	3.20	2.61	3.31
Total	39.68	32.66	40.94

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.

Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchase your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

State Update

Minnesota’s broad and diverse economy expanded during the 12 months under review. However, the economy faced challenges in 2015 as the manufacturing, mining and agricultural sectors struggled due to lower commodity prices, a relatively

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 97.

franklintempleton.com

Annual Report

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

strong U.S. dollar and weak global growth. Many sectors experienced job growth, including education and health services, professional and business services, and financials. The growing sectors absorbed some of the unemployed and helped maintain the 3.7% unemployment rate at period-end, which was significantly lower than the 4.9% national average.3 Minnesota’s labor force shrank amid the fast-tightening job market. The state’s housing recovery was sluggish during the period because of slow household formation. Home prices rose steadily, while foreclosure rates also increased during the review period.

The state ended its fiscal year 2015 on June 30 and generally outperformed its February 2015 economic and revenue forecasts partially due to higher-than-expected individual and corporate income tax receipts. Minnesota projected a surplus in the 2015–2016 biennial budget, driven by higher revenues and lower spending. The enacted budget for the 2016–2017 biennium included increased spending but left Minnesota’s moderate reserves intact. The state maintained a structural balance in its enacted fiscal year 2016 budget, which included a modest increase in total spending, primarily in education, health and human services, transportation and public safety. The budget outlook for 2016–2017 improved with a revision in November as revenue forecasts increased and consumer spending forecasts declined due to decreasing health care rates and payments in the Medical Assistance program. Moreover, the revenue forecast balance improved with changes in revenues and expenditures for the fiscal year 2015 budget.

Portfolio Breakdown
2/29/16
% of Total
Investments*
General Obligation	32.4%
Hospital & Health Care	17.8%
Utilities	14.6%
Refunded**	8.5%
Higher Education	6.3%
Tax-Supported	6.0%
Subject to Government Appropriations	5.9%
Transportation	4.5%
Housing	3.2%
Other Revenue	0.8%

Minnesota’s net tax-supported debt was 3.2% of personal income and $1,538 per capita, compared with the national medians of 2.5% and $1,012.4 Independent credit rating agency Moody’s Investors Service rated Minnesota’s general obligation debt Aa1 with a stable outlook, citing the state’s improved revenue performance, replenishment of its budget reserves, its structural budget balance and sound management practices.5 In Moody’s view, Minnesota faced potential challenges given the state’s high debt ratios and history of budgetary gridlock.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Minnesota Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.

5. This does not indicate Moody’s rating of the Fund.

38 Annual Report

franklintempleton.com

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	2/29/16	2/28/15		Change
A (FMINX)	$12.63	$12.69	-$	0.06
C (FMNIX)	$12.76	$12.82	-$	0.06
Advisor (FMNZX)	$12.64	$12.70	-$	0.06

Distributions[1] (3/1/15–2/29/16)

Dividend
Share Class	Income
A	$0.3968
C	$0.3266
Advisor	$0.4094

See page 42 for Performance Summary footnotes.

franklintempleton.com

Annual Report

F R A N K L I N M I N N E S O T A T A X - F R E E I N C O M E F U N D
P E R F O R M A N C E S U M M A R Y

Performance as of 2/29/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.65%
1-Year	+2.71%	-1.63%	-1.79%
5-Year	+25.03%	+3.66%	+3.76%
10-Year	+50.39%	+3.71%	+3.81%
C					1.20%
1-Year	+2.12%	+1.13%	+0.96%
5-Year	+21.59%	+3.99%	+4.11%
10-Year	+42.31%	+3.59%	+3.69%
Advisor[6]					0.55%
1-Year	+2.81%	+2.81%	+2.64%
5-Year	+25.73%	+4.69%	+4.80%
10-Year	+51.48%	+4.24%	+4.33%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	2.91%	5.75%	1.01%		1.99%
C	2.45%	4.84%	0.52%		1.03%
Advisor	3.14%	6.20%	1.15%		2.27%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 42 for Performance Summary footnotes.

40 Annual Report

franklintempleton.com

FRANKLIN MINNESOTA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 42 for Performance Summary footnotes.

franklintempleton.com

Annual Report

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the fol-
lowing methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +34.30% and +4.52%.
7. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and Minnesota personal income tax rate of 49.35%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

42 Annual Report

franklintempleton.com

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,023.90	$3.27
Hypothetical (5% return before expenses)	$1,000	$1,021.63	$3.27
C
Actual	$1,000	$1,020.80	$6.03
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.02
Advisor
Actual	$1,000	$1,024.40	$2.77
Hypothetical (5% return before expenses)	$1,000	$1,022.13	$2.77

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

franklintempleton.com

Annual Report

Franklin Ohio Tax-Free Income Fund

This annual report for Franklin Ohio Tax-Free Income Fund covers the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes is as consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
2/29/16
% of Total
Ratings	Investments
AAA	8.63%
AA	67.10%
A	11.10%
BBB	1.12%
Refunded	12.05%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.91 on February 28, 2015, to $12.90 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 44.18 cents per share for the same period.2 The Performance Summary beginning on page 46 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.11% based on an annualization of the 3.49 cent per share February dividend and the maximum offering price of $13.47 on February 29, 2016. An investor in the 2016 maximum combined effective federal and Ohio personal income tax bracket of 46.42% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.80% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the

Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.80	3.19	3.91
April	3.80	3.19	3.91
May	3.75	3.14	3.86
June	3.75	3.16	3.85
July	3.75	3.16	3.85
August	3.75	3.16	3.85
September	3.65	3.07	3.75
October	3.65	3.07	3.75
November	3.65	3.07	3.75
December	3.65	3.05	3.76
January	3.49	2.89	3.60
February	3.49	2.89	3.60
Total	44.18	37.04	45.44

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.

Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchase your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

State Update

Ohio’s economy continued to grow but at a slower pace during the period under review. New car sales increased as lower gas prices helped drive consumer demand for large, less fuel-efficient cars. Home sales also slightly increased and home prices rose. Job gains were fairly widespread across sectors. The state’s major metropolitan centers attract significant

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 106.

44 Annual Report

franklintempleton.com

FRANKLIN OHIO TAX-FREE INCOME FUND

employers and consequently contain a substantial portion of the state’s population. Some large employers with headquarters located in Ohio’s metropolitan centers include Wal-Mart, Cleveland Clinic Health System, Kroger, Mercy Health and University Hospitals Health System. Ohio features one of the largest U.S. populations, a well-developed higher education system and a strong presence in the auto industry. However, population growth has slowed in recent years due to an outmigration among young professionals, partially attributed to below-average incomes and less attractive employment opportunities. The state’s unemployment rate declined from 5.1% in February 2015 to 4.9% by period-end, whereas the national rate was 4.9% at period-end.3

The state ended fiscal year 2015 on June 30 with a higher-than-estimated general fund balance, resulting from lower-than-expected spending and higher-than-projected revenues driven by strong personal income and sales tax revenue growth. Ohio’s enacted 2016–2017 biennium budget continued the implementation of significant tax reform by providing small-business tax relief and personal income tax reduction. The tax reform efforts, however, were partially offset by an increase to the cigarette tax, restriction of the retirement income tax credit and an increased allocation of various taxes to the general revenue fund. The budget also included increasing funding for K-12 education, higher education and Medicaid, and the development of new programs to provide employment opportunities for state residents with disabilities. Ohio has a strong history of implementing budget adjustments regularly and on a timely basis.

Portfolio Breakdown
2/29/16
% of Total
Investments*
General Obligation	32.7%
Refunded**	16.6%
Hospital & Health Care	13.8%
Higher Education	12.6%
Utilities	10.1%
Other Revenue	5.7%
Tax-Supported	4.8%
Transportation	2.6%
Subject to Government Appropriations	0.7%
Housing	0.4%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Ohio’s net tax-supported debt, at $1,109 per capita and 2.7% of personal income, was slightly above the $1,012 and 2.5% national medians.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Ohio’s AA+ general obligation debt rating with a stable outlook.5 The rating reflected S&P’s view of Ohio’s commitment to funding budget reserves, improved revenue and budget performance and restoration of the budget stabilization fund, moderate debt levels and significant pension reform changes coupled with steady progress in funding other postemployment benefits. In S&P’s view, the stable outlook reflected Ohio’s steady economic growth, increased revenue and general responses to budget imbalances.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Ohio Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.

5. This does not indicate S&P’s rating of the Fund.

franklintempleton.com

Annual Report

FRANKLIN OHIO TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	2/29/16	2/28/15		Change
A (FTOIX)	$12.90	$12.91	-$	0.01
C (FOITX)	$13.06	$13.07	-$	0.01
Advisor (FROZX)	$12.91	$12.92	-$	0.01

Distributions[1] (3/1/15–2/29/16)

Dividend
Share Class	Income
A	$0.4418
C	$0.3704
Advisor	$0.4544

See page 49 for Performance Summary footnotes.

46 Annual Report

franklintempleton.com

F R A N K L I N O H I O T A X - F R E E I N C O M E F U N D
P E R F O R M A N C E S U M M A R Y

Performance as of 2/29/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.63%
1-Year	+3.43%	-0.94%	-0.89%
5-Year	+29.52%	+4.40%	+4.65%
10-Year	+51.69%	+3.80%	+3.93%
C					1.18%
1-Year	+2.82%	+1.82%	+1.87%
5-Year	+26.06%	+4.74%	+4.98%
10-Year	+43.63%	+3.69%	+3.80%
Advisor[6]					0.53%
1-Year	+3.53%	+3.53%	+3.58%
5-Year	+30.25%	+5.43%	+5.69%
10-Year	+52.96%	+4.34%	+4.46%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.11%	5.80%	1.38%		2.58%
C	2.66%	4.96%	0.92%		1.72%
Advisor	3.35%	6.25%	1.54%		2.87%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 49 for Performance Summary footnotes.

franklintempleton.com

Annual Report

FRANKLIN OHIO TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 49 for Performance Summary footnotes.

48 Annual Report

franklintempleton.com

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the fol-
lowing methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +42.56% and +4.74%.
7. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and Ohio personal income tax rate of
46.42%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

Annual Report

FRANKLIN OHIO TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,030.50	$3.18
Hypothetical (5% return before expenses)	$1,000	$1,021.73	$3.17
C
Actual	$1,000	$1,027.40	$6.00
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$5.97
Advisor
Actual	$1,000	$1,031.00	$2.68
Hypothetical (5% return before expenses)	$1,000	$1,022.23	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

50 Annual Report

franklintempleton.com

Franklin Oregon Tax-Free Income Fund

This annual report for Franklin Oregon Tax-Free Income Fund covers the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Oregon personal income taxes is as consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
2/29/16
% of Total
Ratings	Investments
AAA	14.34%
AA	57.70%
A	13.97%
BBB	4.19%
Below Investment Grade	1.31%
Refunded	8.49%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.02 on February 28, 2015, to $11.89 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 42.65 cents per share for the same period.2 The Performance Summary beginning on page 53 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.32% based on an annualization of the 3.44 cent per share February dividend and the maximum offering price of $12.42 on February 29, 2016. An investor in the 2016 maximum combined effective federal and Oregon personal income tax bracket of 49.38% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.56%

from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*
3/1/15–2/29/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.71	3.13	3.81
April	3.71	3.13	3.81
May	3.61	3.03	3.71
June	3.61	3.07	3.70
July	3.61	3.07	3.70
August	3.56	3.02	3.65
September	3.49	2.96	3.58
October	3.49	2.96	3.58
November	3.49	2.96	3.58
December	3.49	2.94	3.59
January	3.44	2.89	3.54
February	3.44	2.89	3.54
Total	42.65	36.05	43.79

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.

Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchase your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

State Update

Oregon’s economy continued to expand during the 12 months under review. The state’s employment in 2015 grew faster than the nation’s, driven by new jobs in the professional and

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 115.

franklintempleton.com

Annual Report

FRANKLIN OREGON TAX-FREE INCOME FUND

business services sector and the education and health care services sector. In particular, a high concentration of semiconductor manufacturing in the state benefited economic growth. Additionally, Oregon’s unemployment rate declined from 5.8% at the beginning of the reporting period to 4.8% at period-end.3 However, this rate was still slightly higher than the 4.9% national average.3 The state’s personal income growth increased along with accelerating population growth brought on by strong in-migration.

Although Oregon’s fourth quarter 2015 income tax collections were above forecast, recent stock market volatility and declining January 2016 corporate income taxes may reverse this trend. The state’s 2015–2017 biennial general fund budget was mostly structurally balanced and continued to prioritize replenishment of rainy day funds. The state expects total reserves at the end of fiscal year 2017 to continue to rise from the current level. Increases in education and human services spending were offset by projected revenue growth, which was mostly driven by personal income taxes, Oregon’s largest revenue source.

Portfolio Breakdown
2/29/16
% of Total
Investments*
Refunded**	24.1%
General Obligation	24.0%
Hospital & Health Care	19.1%
Utilities	11.1%
Higher Education	8.9%
Transportation	3.9%
Other Revenue	3.5%
Tax-Supported	2.8%
Housing	1.5%
Subject to Government Appropriations	1.1%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

Oregon’s net tax-supported debt was 4.1% of personal income and $1,636 per capita, compared with the national medians of 2.5% and $1,012.4 Independent credit rating agency Standard & Poor’s (S&P) rated Oregon’s general obligation debt AA+ with a stable outlook.5 The rating and outlook reflected S&P’s assessment of the state’s strong job growth trends, willingness to adjust revenue and spending to correct structural imbalances that may arise, mechanisms to build up rainy day funds, solid budget reserve levels, sound financial policies and well-funded retirement system. However, S&P cited as challenges the state’s propensity for revenue volatility due to dependence on personal income taxes, a constitutional requirement to provide income tax rebates if certain criteria are met and above-average debt ratios.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.

5. This does not indicate S&P’s rating of the Fund.

52 Annual Report

franklintempleton.com

FRANKLIN OREGON TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	2/29/16	2/28/15		Change
A (FRORX)	$11.89	$12.02	-$	0.13
C (FORIX)	$12.06	$12.19	-$	0.13
Advisor (FOFZX)	$11.90	$12.03	-$	0.13

Distributions[1] (3/1/15–2/29/16)

Dividend
Share Class	Income
A	$0.4265
C	$0.3605
Advisor	$0.4379

See page 56 for Performance Summary footnotes.

franklintempleton.com

Annual Report

F R A N K L I N O R E G O N T A X - F R E E I N C O M E F U N D
P E R F O R M A N C E S U M M A R Y

Performance as of 2/29/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.63%
1-Year	+2.54%	-1.79%	-1.48%
5-Year	+25.18%	+3.69%	+3.87%
10-Year	+49.14%	+3.62%	+3.76%
C					1.18%
1-Year	+1.95%	+0.96%	+1.36%
5-Year	+21.75%	+4.02%	+4.24%
10-Year	+41.19%	+3.51%	+3.65%
Advisor[6]					0.53%
1-Year	+2.64%	+2.64%	+3.05%
5-Year	+25.88%	+4.71%	+4.92%
10-Year	+50.21%	+4.15%	+4.29%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.32%	6.56%	1.51%		2.98%
C	2.88%	5.69%	1.05%		2.07%
Advisor	3.57%	7.05%	1.68%		3.32%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 56 for Performance Summary footnotes.

54 Annual Report

franklintempleton.com

FRANKLIN OREGON TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 56 for Performance Summary footnotes.

franklintempleton.com

Annual Report

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +35.44%
and +4.69%.
7. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and Oregon personal income tax rate of 49.38%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

56 Annual Report

franklintempleton.com

FRANKLIN OREGON TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,029.90	$3.18
Hypothetical (5% return before expenses)	$1,000	$1,021.73	$3.17
C
Actual	$1,000	$1,026.70	$5.95
Hypothetical (5% return before expenses)	$1,000	$1,019.00	$5.92
Advisor
Actual	$1,000	$1,030.30	$2.68
Hypothetical (5% return before expenses)	$1,000	$1,022.23	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

franklintempleton.com

Annual Report

Franklin Pennsylvania Tax-Free Income Fund

This annual report for Franklin Pennsylvania Tax-Free Income Fund covers the fiscal year ended February 29, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes is as consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/29/16

% of Total
Ratings	Investments
AAA	0.09%
AA	48.57%
A	29.26%
BBB	6.99%
Below Investment Grade	3.61%
Refunded	11.23%
Not Rated	0.25%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.51 on February 28, 2015, to $10.33 on February 29, 2016. The Fund’s Class A shares paid dividends totaling 39.72 cents per share for the same period.2 The Performance Summary beginning on page 61 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.56% based on an annualization of the 3.20 cent per share February dividend and the maximum offering price of $10.79 on February 29, 2016. An investor in the 2016 maximum combined effective federal and Pennsylvania personal income tax bracket of 45.25% (including 3.8% Medicare tax) would need to earn a distribution rate of

6.50% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by continued low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*

3/1/15–2/29/16

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.50	3.00	3.60
April	3.50	3.00	3.60
May	3.50	3.00	3.60
June	3.40	2.93	3.48
July	3.32	2.85	3.40
August	3.30	2.83	3.38
September	3.20	2.74	3.28
October	3.20	2.74	3.28
November	3.20	2.74	3.28
December	3.20	2.72	3.29
January	3.20	2.72	3.29
February	3.20	2.72	3.29
Total	39.72	33.99	40.77

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.

Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchase your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Commonwealth Update

Pennsylvania’s large and diverse economy slightly moderated during the 12 months under review as expenditures generally exceeded revenues. Slow population growth in recent years coupled with an aging population continued to be long-term

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 124.

58 Annual Report

franklintempleton.com

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

concerns for the commonwealth. However, key metropolitan areas including Philadelphia and Pittsburgh, which account for a significant portion of the commonwealth’s population, continued to support stable and growing economies. Pennsylvania as a whole gained jobs, but at a slow pace. The commonwealth’s unemployment rate began the period at 5.3% and declined to 4.6% at period-end, compared with the 4.9% national rate.3

During 2015, the commonwealth’s budget continued to experience significant structural gaps. The newly elected governor and the opposing-party-controlled legislature disagreed over the governor’s 2016 fiscal year budget. The rift caused the commonwealth to begin fiscal year 2016 on July 1, 2015, without a budget. Regardless, the commonwealth’s general obligation bonds were constitutionally authorized to be paid. The 2016 budget, eventually enacted in December 2015, included significant increases to income and sales taxes as well as the introduction of a tax on natural gas production, while it lowered corporate and property taxes. The budget also introduced budgetary themes, “Jobs that Pay,” “Schools that Teach” and “Government that Works,” which are general areas in which to reduce expenditures and increase revenue over the long term. In 2016, the governor’s proposed 2017 fiscal year budget included requests to increase funding for K-12 and higher education, further support for the “Jobs that Pay” program and plans to decrease future pension obligations. Notably, the budget’s rainy day fund continued to be unfunded in the 2017 proposal, as transfers to the fund were initially suspended in 2014 due to the aforementioned budget gaps.

Portfolio Breakdown

2/29/16

% of Total
Investments*
Higher Education	25.8%
Hospital & Health Care	18.8%
Utilities	14.9%
General Obligation	14.8%
Refunded**	11.3%
Transportation	6.0%
Housing	3.5%
Subject to Government Appropriations	2.4%
Tax-Supported	2.3%
Other Revenue	0.2%

Pennsylvania’s debt levels were moderate and similar to the national medians. Net tax-supported debt was 2.4% of personal income and $1,117 per capita, compared with the 2.5% and $1,012 national medians.4 Independent credit rating agency Moody’s Investors Service downgraded Pennsylvania’s general obligation bonds to an Aa3 rating with a stable outlook, but it recently lowered the outlook to negative.5 The rating and outlook reflected Moody’s view of the commonwealth’s average bonded debt burden, moderate trends in tax receipts, large pension liabilities and poor financial position following years of structural imbalance and a contentious political environment.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the Puerto Rico’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Breakdown.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.

5. This does not indicate Moody’s rating of the Fund.

franklintempleton.com

Annual Report

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

60 Annual Report

franklintempleton.com

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Performance Summary as of February 29, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	2/29/16	2/28/15		Change
A (FRPAX)	$10.33	$10.51	-$	0.18
C (FRPTX)	$10.45	$10.63	-$	0.18
Advisor (FPFZX)	$10.34	$10.52	-$	0.18

Distributions[1] (3/1/15–2/29/16)

Dividend
Share Class	Income
A	$0.3972
C	$0.3399
Advisor	$0.4077

See page 64 for Performance Summary footnotes.

franklintempleton.com

Annual Report

F R A N K L I N P E N N S Y L V A N I A T A X - F R E E I N C O M E F U N D
P E R F O R M A N C E S U M M A R Y

Performance as of 2/29/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual		Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (3/31/16)[4]		Operating Expenses[5]
A					0.64%
1-Year	+2.15%	-2.23%	-1.98%
5-Year	+28.36%	+4.20%	+4.41%
10-Year	+50.21%	+3.70%	+3.80%
C					1.19%
1-Year	+1.56%	+0.58%	+0.84%
5-Year	+24.94%	+4.55%	+4.75%
10-Year	+42.28%	+3.59%	+3.69%
Advisor[6]					0.54%
1-Year	+2.25%	+2.25%	+2.51%
5-Year	+29.09%	+5.24%	+5.44%
10-Year	+51.29%	+4.23%	+4.33%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]		Standardized Yield[8]
A	3.56%	6.50%	1.71%		3.12%
C	3.12%	5.70%	1.26%		2.30%
Advisor	3.82%	6.98%	1.87%		3.42%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 64 for Performance Summary footnotes.

62 Annual Report

franklintempleton.com

F R A N K L I N P E N N S Y L V A N I A T A X - F R E E I N C O M E F U N D
P E R F O R M A N C E S U M M A R Y

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 64 for Performance Summary footnotes.

franklintempleton.com

Annual Report

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +37.48%
and +4.92%.
7. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and Pennsylvania personal income tax rate of 45.25%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The 30-day standardized yield for the month ended 2/29/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P or Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

64 Annual Report

franklintempleton.com

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/15	Value 2/29/16	Period* 9/1/15–2/29/16
A
Actual	$1,000	$1,029.80	$3.28
Hypothetical (5% return before expenses)	$1,000	$1,021.63	$3.27
C
Actual	$1,000	$1,027.70	$6.05
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.02
Advisor
Actual	$1,000	$1,031.30	$2.78
Hypothetical (5% return before expenses)	$1,000	$1,022.13	$2.77

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

franklintempleton.com

Annual Report

F R A N K L I N T A X - F R E E T R U S T

Financial Highlights
Franklin Arizona Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.22	$10.80	$11.52	$11.28	$10.30
Income from investment operations[b]:
Net investment income[c]	0.41	0.43	0.45	0.45	0.47
Net realized and unrealized gains (losses)	(0.15)	0.42	(0.73)	0.23	0.99
Total from investment operations	0.26	0.85	(0.28)	0.68	1.46
Less distributions from net investment income	(0.41)	(0.43)	(0.44)	(0.44)	(0.48)
Net asset value, end of year	$11.07	$11.22	$10.80	$11.52	$11.28

Total return[d]	2.39%	7.98%	(2.37)%	6.14%	14.44%

Ratios to average net assets
Expenses	0.62%	0.62%	0.62%	0.63%	0.64%
Net investment income	3.69%	3.93%	4.10%	3.93%	4.40%

Supplemental data
Net assets, end of year (000’s)	$799,510	$815,973	$798,957	$982,621	$920,194
Portfolio turnover rate	13.28%	12.31%	14.75%	6.40%	13.19%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

66 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			F R A N K L I N T A X - F R E E T R U S T
			F I N A N C I A L H I G H L I G H T S

Franklin Arizona Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.39	$10.96	$11.68	$11.43	$10.44
Income from investment operations[b]:
Net investment income[c]	0.35	0.38	0.39	0.39	0.42
Net realized and unrealized gains (losses)	(0.15)	0.42	(0.73)	0.24	0.99
Total from investment operations	0.20	0.80	(0.34)	0.63	1.41
Less distributions from net investment income	(0.35)	(0.37)	(0.38)	(0.38)	(0.42)
Net asset value, end of year	$11.24	$11.39	$10.96	$11.68	$11.43

Total return[d]	1.79%	7.36%	(2.87)%	5.56%	13.74%

Ratios to average net assets
Expenses	1.17%	1.17%	1.17%	1.18%	1.19%
Net investment income	3.14%	3.38%	3.55%	3.38%	3.85%

Supplemental data
Net assets, end of year (000’s)	$113,370	$107,612	$100,188	$150,778	$118,448
Portfolio turnover rate	13.28%	12.31%	14.75%	6.40%	13.19%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 67

F R A N K L I N	T A X - F R E E T R U S T
F I N A N C I A L	H I G H L I G H T S

Franklin Arizona Tax-Free Income Fund (continued)
			Year Ended February 28,
		2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year		$11.25	$10.83	$11.55	$11.30	$10.32
Income from investment operations[b]:
Net investment income[c]		0.42	0.45	0.46	0.46	0.48
Net realized and unrealized gains (losses)		(0.15)	0.41	(0.73)	0.24	0.99
Total from investment operations		0.27	0.86	(0.27)	0.70	1.47
Less distributions from net investment income		(0.42)	(0.44)	(0.45)	(0.45)	(0.49)
Net asset value, end of year		$11.10	$11.25	$10.83	$11.55	$11.30

Total return		2.48%	8.07%	(2.26)%	6.33%	14.52%

Ratios to average net assets
Expenses		0.52%	0.52%	0.52%	0.53%	0.54%
Net investment income		3.79%	4.03%	4.20%	4.03%	4.50%

Supplemental data
Net assets, end of year (000’s)		$57,674	$48,670	$29,842	$36,297	$20,862
Portfolio turnover rate		13.28%	12.31%	14.75%	6.40%	13.19%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

68 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016
Franklin Arizona Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 98.0%
Arizona 93.4%
Arizona Health Facilities Authority Revenue,
Banner Health, Refunding, Series D, BHAC Insured, 5.50%, 1/01/38	$15,000,000	$16,105,650
Banner Health, Series A, 5.00%, 1/01/35	10,000,000	10,624,900
Banner Health, Series D, 5.50%, 1/01/38	17,500,000	18,740,575
Catholic Healthcare West, Series B, AGMC Insured, 5.00%, 3/01/41	5,000,000	5,289,250
Catholic Healthcare West, Series B, Sub Series B-1, 5.25%, 3/01/39	10,000,000	10,958,600
Scottsdale Lincoln Hospital Project, Refunding, Series A, 5.00%, 12/01/39	15,000,000	17,020,050
Scottsdale Lincoln Hospital Project, Refunding, Series A, 5.00%, 12/01/42	9,535,000	10,749,378
Arizona Sports and Tourism Authority Senior Revenue, Multipurpose Stadium Facility Project,
Refunding, Series A, 5.00%, 7/01/36	3,635,000	3,926,927
Arizona State Board of Regents Arizona State University System Revenue,
Polytechnic Campus Project, Series C, Pre-Refunded, 6.00%, 7/01/26	2,500,000	2,804,125
Polytechnic Campus Project, Series C, Pre-Refunded, 6.00%, 7/01/27	3,000,000	3,364,950
Polytechnic Campus Project, Series C, Pre-Refunded, 6.00%, 7/01/28	3,350,000	3,757,528
Refunding, Series B, 5.00%, 7/01/41	14,070,000	16,282,226
Series D, 5.00%, 7/01/41	5,000,000	5,786,150
Series D, 5.00%, 7/01/46	9,000,000	10,454,760
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/33	2,200,000	2,542,584
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/34	3,320,000	3,818,266
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/44	4,145,000	4,684,762
Arizona State Board of Regents COP, University of Arizona, Refunding, Series C, 5.00%, 6/01/31	7,025,000	8,016,860
Arizona State Board of Regents Northern Arizona University System Revenue,
5.00%, 6/01/38	5,000,000	5,381,250
Refunding, 5.00%, 6/01/40	7,365,000	8,312,949
Refunding, 5.00%, 6/01/44	8,005,000	8,998,340
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/26	2,380,000	2,836,960
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	5,000,000	5,621,050
Arizona State Board of Regents University of Arizona System Revenue,
[a] Refunding, 5.00%, 6/01/38	4,500,000	5,322,600
[a] Refunding, 5.00%, 6/01/39	3,000,000	3,536,820
Series A, 5.00%, 6/01/39	8,650,000	9,613,783
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	10,150,000	11,576,582
Arizona State COP, Department of Administration,
Series A, AGMC Insured, 5.25%, 10/01/26	8,500,000	9,663,565
Series A, AGMC Insured, 5.00%, 10/01/29	5,855,000	6,579,263
Series B, AGMC Insured, 5.00%, 10/01/28	5,000,000	5,696,050
Series B, AGMC Insured, 5.00%, 10/01/29	3,000,000	3,388,380
Arizona State Health Facilities Authority Healthcare Education Facilities Revenue, Kirksville College of
Osteopathic Medicine Inc., Arizona School of Health Sciences Project, 5.125%, 1/01/30	2,250,000	2,499,570
Arizona State Health Facilities Authority Hospital Revenue, Phoenix Children’s Hospital, Refunding,
Series A, 5.00%, 2/01/42	8,000,000	8,751,680
Arizona State Lottery Revenue, Series A, AGMC Insured, 5.00%,
7/01/28	15,540,000	17,642,562
7/01/29	7,500,000	8,502,750
Arizona State School Facilities Board COP, Pre-Refunded, 5.50%, 9/01/23	10,000,000	11,187,500
Arizona State Transportation Board Highway Revenue,
Refunding, 5.00%, 7/01/31	10,000,000	12,043,800
Subordinated, Refunding, Series A, 5.00%, 7/01/36	10,000,000	11,629,600
Subordinated, Refunding, Series A, 5.00%, 7/01/38	5,750,000	6,571,847
Central Arizona Water Conservation District Water Delivery O and M Revenue, Central Arizona
Project, 5.00%,
1/01/35	1,500,000	1,791,720
1/01/36	1,000,000	1,189,730

franklintempleton.com

Annual Report

F R A N K L I N T A X - F R E E T R U S T
S T A T E M E N T O F I N V E S T M E N T S

Franklin Arizona Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Arizona (continued)
El Mirage GO, AGMC Insured, 5.00%, 7/01/42	$2,200,000	$2,430,428
Gilbert Public Facilities Municipal Property Corp. Revenue, 5.50%, 7/01/28	10,000,000	11,533,100
Gilbert Water Resources Municipal Property Corp. Water System Development Fee and Water Utility
Revenue, sub. lien, NATL Insured, 5.00%, 10/01/29	25,000,000	26,630,500
Glendale IDA Hospital Revenue, John C. Lincoln Health Network, Pre-Refunded, 5.00%, 12/01/42	12,870,000	13,818,390
Glendale IDAR, Midwestern University,
5.00%, 5/15/35	5,000,000	5,631,350
5.125%, 5/15/40	10,000,000	11,111,800
Refunding, 5.00%, 5/15/31	3,455,000	3,967,377
Glendale Municipal Property Corp. Excise Tax Revenue, Subordinate, Refunding, Series C,
5.00%, 7/01/38	12,000,000	13,439,880
AGMC Insured, 5.00%, 7/01/38	6,530,000	7,399,600
Goodyear Community Facilities Utilities District No. 1 GO, AMBAC Insured, 5.00%, 7/15/32	7,500,000	7,885,050
Goodyear Water and Sewer Revenue, sub. lien, Obligations, Refunding, AGMC Insured,
5.25%, 7/01/31	1,000,000	1,178,390
5.50%, 7/01/41	1,500,000	1,767,345
Lake Havasu Wastewater System Revenue, senior lien, Refunding, Series B, AGMC Insured, 5.00%,
7/01/40	15,000,000	17,384,850
7/01/43	9,155,000	10,570,363
Marana Municipal Property Corp. Municipal Facilities Revenue, Series A, 5.00%, 7/01/28	3,000,000	3,285,600
Maricopa County Cartwright Elementary School District No. 83 GO, School Improvement, Project of
2010, Series A, AGMC Insured, 5.375%, 7/01/30	5,415,000	6,427,443
Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/35	12,090,000	15,193,019
Maricopa County IDA, MFHR, Senior,
National Voluntary Health Facilities II Project, Series A, AGMC Insured, ETM, 5.50%, 1/01/18	865,000	907,350
Western Groves Apartments Project, Series A-1, AMBAC Insured, 5.30%, 12/01/22	1,250,000	1,250,850
Maricopa County IDA Health Facility Revenue,
Catholic Healthcare West, Refunding, Series A, 6.00%, 7/01/39	4,860,000	5,546,767
Mayo Clinic, 5.00%, 11/15/36	16,250,000	16,399,825
Maricopa County IDA Hospital System Revenue, Samaritan Health Services, Series A, NATL Insured,
ETM, 7.00%, 12/01/16	195,000	204,615
Maricopa County PCC, PCR,
El Paso Electric Co. Palo Verde Project, Refunding, Series A, 4.50%, 8/01/42	10,000,000	10,285,700
El Paso Electric Co. Palo Verde Project, Series A, 7.25%, 2/01/40	10,000,000	11,588,200
Public Service Co. of New Mexico Palo Verde Project, Refunding, Series A, 6.25%, 1/01/38	5,000,000	5,498,100
Southern California Edison Co., Refunding, Series B, 5.00%, 6/01/35	14,745,000	16,658,016
Maricopa County USD No. 11 Peoria GO, School Improvement, 5.00%, 7/01/31	5,100,000	5,893,305
Maricopa County USD No. 89 Dysart GO, School Improvement, Project of 2006, Series B, AGMC
Insured, 5.00%, 7/01/27	5,015,000	5,282,951
McAllister Academic Village LLC Revenue, Arizona State University Hassayampa Academic Village
Project, Refunding,
5.25%, 7/01/33	5,000,000	5,467,050
5.00%, 7/01/38	5,000,000	5,395,150
Assured Guaranty, 5.25%, 7/01/33	2,525,000	2,760,860
Assured Guaranty, 5.00%, 7/01/38	3,825,000	4,127,290
Navajo County PCC Revenue, Arizona Public Service Co. Cholla Project, Mandatory Put 6/01/16,
Series E, 5.75%, 6/01/34	6,000,000	6,073,920
Navajo County USD No. 6 Heber-Overgaard GO, School Improvement, Project of 2008, Assured
Guaranty, 5.50%, 7/01/28	1,045,000	1,191,509
Nogales Municipal Development Authority Inc. Municipal Facilities Revenue, NATL Insured,
Pre-Refunded, 5.00%, 6/01/36	2,640,000	2,670,017

70 Annual Report

franklintempleton.com

F R A N K L I N	T A X - F R E E T R U S T
S T A T E M E N T	O F I N V E S T M E N T S

Franklin Arizona Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Series A, 5.00%, 7/01/40	$10,000,000	$11,066,700
senior lien, Series A, 5.00%, 7/01/38	10,000,000	10,802,300
Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation, Civic Plaza Expansion
Project, Series B, NATL Insured, 5.50%,
7/01/27	3,945,000	5,038,870
7/01/28	2,000,000	2,566,840
7/01/29	2,000,000	2,571,340
7/01/36	5,000,000	6,497,100
7/01/37	7,000,000	9,153,620
Phoenix Civic Improvement Corp. Excise Tax Revenue, Subordinate, Refunding, Series A,
5.00%, 7/01/41	10,000,000	11,607,500
Phoenix Civic Improvement Corp. Wastewater System Revenue,
junior lien, Refunding, AGMC Insured, 5.00%, 7/01/37	5,515,000	5,795,383
senior lien, Refunding, 5.50%, 7/01/24	2,500,000	2,772,875
Phoenix Civic Improvement Corp. Water System Revenue, junior lien, Series A, 5.00%,
7/01/39	14,780,000	16,668,588
7/01/39	10,000,000	11,559,400
Phoenix IDA Education Revenue, Facility,
Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/36	1,865,000	2,087,476
Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/41	1,225,000	1,344,523
Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/46	1,335,000	1,456,472
JMF-Higley 2012 LLC Project, 5.00%, 12/01/34	1,355,000	1,527,234
JMF-Higley 2012 LLC Project, 5.00%, 12/01/39	5,610,000	6,200,004
Phoenix IDA Student Housing Revenue, Downtown Phoenix Student Housing LLC Arizona State
University Project,
Series A, AMBAC Insured, 5.00%, 7/01/37	18,095,000	18,217,141
Series C, AMBAC Insured, 5.00%, 7/01/37	8,735,000	8,748,976
Pima County IDA Lease Revenue, Clark County Detention Facility Project,
5.125%, 9/01/27	8,655,000	9,340,389
5.00%, 9/01/39	15,000,000	15,991,050
Pinal County Electrical District No. 3 Electric System Revenue, Refunding, 5.25%,
7/01/33	1,500,000	1,760,910
7/01/41	6,800,000	7,690,868
Pinal County Electrical District No. 4 Electric System Revenue, Pre-Refunded, 6.00%,
12/01/23	525,000	600,191
12/01/28	740,000	845,983
12/01/38	1,150,000	1,314,703
Rio Nuevo Multipurpose Facilities District Excise Tax Revenue, sub. lien, Assured Guaranty,
6.50%, 7/15/24	4,220,000	4,764,633
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
Refunding, Series A, 5.00%, 12/01/30	4,500,000	5,364,360
Refunding, Series A, 5.00%, 12/01/45	11,205,000	13,110,522
Salt River Project, Series A, 5.00%, 1/01/38	7,000,000	7,472,780
Salt River Project, Series A, 5.00%, 1/01/39	5,000,000	5,463,700
Salt Verde Financial Corp. Senior Gas Revenue, 5.00%,
12/01/32	10,000,000	12,001,000
12/01/37	5,000,000	5,931,650
Scottsdale Municipal Property Corp. Excise Tax Revenue,
Refunding, 5.00%, 7/01/33	1,500,000	1,808,850
Water and Sewer Improvements Project, 5.00%, 7/01/33	10,660,000	12,324,133

franklintempleton.com

Annual Report

F R A N K L I N T A X - F R E E T R U S T
S T A T E M E N T O F I N V E S T M E N T S

Franklin Arizona Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Student and Academic Services LLC Lease Revenue, Northern Arizona University Project, BAM
Insured, 5.00%,
6/01/33	$1,000,000	$1,145,860
6/01/39	1,400,000	1,589,966
6/01/44	3,155,000	3,551,363
Tempe Excise Tax Revenue, Series A, 5.00%, 7/01/31	2,325,000	2,746,662
Town of Gilbert Pledged Revenue, sub. lien, 5.00%, 7/01/45	10,000,000	11,467,300
Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31	10,000,000	10,036,700
Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation Project, Series A, AMBAC
Insured, 5.00%, 7/15/32	985,000	985,758
Tucson Water System Revenue,
5.00%, 7/01/32	5,000,000	5,895,550
Refunding, 5.00%, 7/01/28	1,230,000	1,393,221
Refunding, 5.00%, 7/01/29	1,765,000	1,996,727
University Medical Center Corp. Hospital Revenue, Tucson, Pre-Refunded,
5.625%, 7/01/36	5,000,000	6,334,800
6.00%, 7/01/39	5,000,000	6,217,400
6.50%, 7/01/39	4,750,000	5,620,058
Yavapai County IDA Hospital Facility Revenue, Yavapai Regional Medical Center, Series B, 5.625%,
8/01/33	2,315,000	2,480,384
8/01/37	12,435,000	13,266,155
		906,317,820
U.S. Territories 4.6%
Guam 3.7%
Guam Government Business Privilege Tax Revenue,
Refunding, Series D, 5.00%, 11/15/39	10,000,000	11,321,000
Series A, 5.125%, 1/01/42	7,075,000	7,893,082
Series B-1, 5.00%, 1/01/29	2,980,000	3,340,371
Guam Power Authority Revenue, Series A, AGMC Insured, 5.00%,
10/01/39	6,490,000	7,465,123
10/01/44	5,325,000	6,086,102
		36,105,678
Puerto Rico 0.9%
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,
Refunding, Series C, 6.00%, 8/01/39	5,100,000	2,129,250
Series A, 5.50%, 8/01/37	6,000,000	2,475,000
Series C, 5.25%, 8/01/41	10,930,000	4,453,975
		9,058,225
Total U.S. Territories		45,163,903
Total Municipal Bonds (Cost $891,234,972) 98.0%		951,481,723
Other Assets, less Liabilities 2.0%		19,071,335
Net Assets 100.0%		$970,553,058

See Abbreviations on page 151.

aSecurity purchased on a when-issued basis. See Note 1(b).

72 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			F R A N K L I N T A X - F R E E T R U S T

Financial Highlights
Franklin Colorado Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.13	$11.66	$12.44	$12.24	$11.09
Income from investment operations[b]:
Net investment income[c]	0.46	0.47	0.47	0.47	0.51
Net realized and unrealized gains (losses)	(0.20)	0.47	(0.79)	0.19	1.15
Total from investment operations	0.26	0.94	(0.32)	0.66	1.66
Less distributions from net investment income	(0.45)	(0.47)	(0.46)	(0.46)	(0.51)
Net asset value, end of year	$11.94	$12.13	$11.66	$12.44	$12.24

Total return[d]	2.26%	8.22%	(2.56)%	5.48%	15.33%

Ratios to average net assets
Expenses	0.65%	0.65%	0.64%	0.65%	0.65%
Net investment income	3.87%	3.94%	4.00%	3.77%	4.37%

Supplemental data
Net assets, end of year (000’s)	$553,114	$549,134	$520,275	$660,432	$583,088
Portfolio turnover rate	5.17%	2.20%	7.74%	9.30%	8.14%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 73

F R A N K L I N	T A X - F R E E T R U S T
F I N A N C I A L	H I G H L I G H T S

Franklin Colorado Tax-Free Income Fund (continued)
			Year Ended February 28,
		2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year		$12.26	$11.78	$12.56	$12.36	$11.20
Income from investment operations[b]:
Net investment income[c]		0.40	0.41	0.41	0.40	0.45
Net realized and unrealized gains (losses)		(0.20)	0.48	(0.80)	0.19	1.16
Total from investment operations		0.20	0.89	(0.39)	0.59	1.61
Less distributions from net investment income		(0.39)	(0.41)	(0.39)	(0.39)	(0.45)
Net asset value, end of year		$12.07	$12.26	$11.78	$12.56	$12.36

Total return[d]		1.67%	7.64%	(3.07)%	4.84%	14.66%

Ratios to average net assets
Expenses		1.20%	1.20%	1.19%	1.20%	1.20%
Net investment income		3.32%	3.39%	3.45%	3.22%	3.82%

Supplemental data
Net assets, end of year (000’s)		$111,450	$109,552	$107,705	$160,856	$126,094
Portfolio turnover rate		5.17%	2.20%	7.74%	9.30%	8.14%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

74 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			F R A N K L I N	T A X - F R E E	T R U S T
			F I N A N C I A L H I G H L I G H T S

Franklin Colorado Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.13	$11.66	$12.43	$12.24	$11.09
Income from investment operations[b]:
Net investment income[c]	0.47	0.48	0.48	0.48	0.52
Net realized and unrealized gains (losses)	(0.19)	0.48	(0.78)	0.18	1.16
Total from investment operations	0.28	0.96	(0.30)	0.66	1.68
Less distributions from net investment income	(0.47)	(0.49)	(0.47)	(0.47)	(0.53)
Net asset value, end of year	$11.94	$12.13	$11.66	$12.43	$12.24

Total return	2.36%	8.34%	(2.39)%	5.50%	15.44%

Ratios to average net assets
Expenses	0.55%	0.55%	0.54%	0.55%	0.55%
Net investment income	3.97%	4.04%	4.10%	3.87%	4.47%

Supplemental data
Net assets, end of year (000’s)	$50,589	$44,988	$34,393	$41,990	$31,955
Portfolio turnover rate	5.17%	2.20%	7.74%	9.30%	8.14%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 75

F R A N K L I N T A X - F R E E T R U S T

Statement of Investments, February 29, 2016
Franklin Colorado Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 96.7%
Colorado 92.4%
Adams and Weld Counties School District No. 27J Brighton GO, 5.00%, 12/01/40	$7,500,000	$8,779,650
Adams State College Board of Trustees Auxiliary Facilities Revenue, Improvement, Series A,
Pre-Refunded, 5.50%,
5/15/34	2,000,000	2,297,740
5/15/39	2,150,000	2,470,070
Adams State College Board of Trustees Institutional Enterprise Revenue, 5.00%,
5/15/32	1,360,000	1,607,194
5/15/37	1,000,000	1,141,490
Anthem West Metropolitan District GO, City and County of Broomfield, Refunding, BAM Insured,
5.00%, 12/01/35	3,000,000	3,405,810
Auraria Higher Education Center Parking Enterprise Revenue, 5th and Walnut Parking Garage Project,
Series A, AGMC Insured, 5.00%, 4/01/34	6,150,000	6,979,327
Aurora COP, Refunding, Series A, 5.00%, 12/01/30	5,680,000	6,432,202
Aurora Hospital Revenue, The Children’s Hospital Assn. Project, Series A, 5.00%, 12/01/40	2,500,000	2,698,800
Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured, 5.00%,
8/01/36	5,880,000	6,200,989
8/01/39	10,000,000	10,528,600
Board of Trustees for Western State College Revenue, 5.00%,
5/15/34	2,000,000	2,236,520
5/15/39	2,000,000	2,177,880
Board of Trustees of the Colorado School of Mines Revenue, Golden,
Enterprise Improvement, Series A, Pre-Refunded, 5.25%, 12/01/37	2,000,000	2,245,740
Institutional Enterprise, Series B, 5.00%, 12/01/32	1,000,000	1,170,480
Boulder Larimer and Weld Counties St. Vrain Valley School District No. RE-1J GO, Pre-Refunded,
5.00%, 12/15/33	5,300,000	5,923,916
Boulder Valley School District No. RE-2 Boulder GO, 5.00%,
12/01/34	6,000,000	6,735,540
12/01/41	5,000,000	5,797,500
Brighton Water Activity Enterprise Revenue, Water System Project, Series A, Assured Guaranty,
5.25%, 12/01/34	5,380,000	6,179,629
Castle Rock Sales and Use Tax Revenue, 5.00%,
6/01/31	1,800,000	2,134,422
6/01/32	1,845,000	2,175,606
6/01/35	2,775,000	3,242,005
Colorado Health Facilities Authority Revenue, Hospital, Longmont United Hospital Project, Refunding,
Series B, Assured Guaranty, 5.00%,
12/01/25	3,050,000	3,144,855
12/01/26	3,205,000	3,301,983
12/01/27	3,365,000	3,465,815
12/01/30	3,000,000	3,083,490
Colorado Mesa University Enterprise Revenue, Colorado Mesa University, 5.00%, 5/15/45	4,000,000	4,644,880
Colorado Springs Public Facilities Authority COP, U.S. Olympic Committee Project, Assured Guaranty,
5.00%, 11/01/39	11,305,000	12,606,432
Colorado Springs Utilities System Revenue,
Improvement, Series B-1, 5.00%, 11/15/38	4,000,000	4,611,560
Refunding, Series A, 5.00%, 11/15/40	3,000,000	3,523,680
Refunding, Series A, 5.00%, 11/15/45	2,665,000	3,113,040
Refunding, Series A-2, 5.00%, 11/15/44	5,000,000	5,777,100
Series D-1, 5.25%, 11/15/33	5,000,000	5,930,200
Colorado State Board of Governors University Enterprise System Revenue,
Series A, 5.00%, 3/01/34	20,000	22,229
Series A, 5.00%, 3/01/39	145,000	160,166

76 Annual Report

franklintempleton.com

F R A N K L I N	T A X - F R E E T R U S T
S T A T E M E N T	O F I N V E S T M E N T S

Franklin Colorado Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Colorado State Board of Governors University Enterprise System Revenue, (continued)
Series A, 5.00%, 3/01/40	$7,000,000	$8,096,480
Series A, NATL Insured, 5.00%, 3/01/37	1,755,000	1,818,426
Series A, NATL Insured, Pre-Refunded, 5.00%, 3/01/37	11,245,000	11,748,664
Series A, Pre-Refunded, 5.00%, 3/01/34	2,230,000	2,501,636
Series A, Pre-Refunded, 5.00%, 3/01/39	7,055,000	7,914,370
Series C, 5.00%, 3/01/44	5,135,000	5,757,978
Colorado State Building Excellent Schools Today COP,
Series G, 5.00%, 3/15/32	10,000,000	11,502,000
Series I, 5.00%, 3/15/36	3,000,000	3,423,180
Colorado State COP, UCDHSC Fitzsimons Academic Projects, Refunding, Series A, 5.00%,
11/01/28	1,500,000	1,795,755
11/01/29	3,105,000	3,700,322
Colorado State Educational and Cultural Facilities Authority Revenue,
Alexander Dawson School, Colorado Project, 5.00%, 2/15/40	5,280,000	5,813,174
Charter School, James Irwin Educational Foundation Project, Improvement, Pre-Refunded,
5.00%, 8/01/37	6,060,000	6,439,417
Student Housing, Campus Village Apartments Project, Refunding, 5.50%, 6/01/38	13,500,000	14,408,955
Colorado State Health Facilities Authority Revenue,
Boulder Community Hospital Project, Refunding, Series A, 6.00%, 10/01/35	5,500,000	6,478,835
Catholic Health Initiatives, Refunding, Series A, 5.00%, 7/01/39	5,000,000	5,409,900
Catholic Health Initiatives, Series D, 6.125%, 10/01/28	2,500,000	2,810,900
Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,000,000	2,238,760
Covenant Retirement Communities Inc., Refunding, Series A, 5.00%, 12/01/35	7,150,000	7,859,995
Covenant Retirement Communities Inc., Series A, 5.75%, 12/01/36	5,000,000	5,659,250
The Evangelical Lutheran Good Samaritan Society Project, 5.50%, 6/01/33	1,000,000	1,154,960
The Evangelical Lutheran Good Samaritan Society Project, 5.625%, 6/01/43	4,000,000	4,586,360
The Evangelical Lutheran Good Samaritan Society Project, Pre-Refunded, 5.25%, 6/01/31	2,845,000	2,878,742
The Evangelical Lutheran Good Samaritan Society Project, Refunding, 5.25%, 6/01/31	1,155,000	1,168,352
The Evangelical Lutheran Good Samaritan Society Project, Refunding, 5.00%, 12/01/33	2,500,000	2,752,750
The Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 5.00%, 6/01/40	4,000,000	4,354,720
Hospital, NCMC Inc. Project, Series A, AGMC Insured, 5.50%, 5/15/30	7,900,000	8,973,847
Hospital, Refunding, Series C, AGMC Insured, 5.25%, 3/01/40	5,000,000	5,475,750
Parkview Medical Center Inc. Project, Series A, Pre-Refunded, 5.00%, 9/01/37	8,000,000	8,515,440
Poudre Valley Health Care Inc. and Medical Center of the Rockies, Refunding, Series A, AGMC
Insured, 5.20%, 3/01/31	9,500,000	10,498,260
Sisters of Charity of Leavenworth Health System, Refunding, Series A, 5.00%, 1/01/40	7,320,000	7,944,762
Valley View Hospital Assn. Project, 5.00%, 5/15/40	2,000,000	2,258,140
Valley View Hospital Assn. Project, 5.00%, 5/15/45	1,000,000	1,122,920
Valley View Hospital Assn. Project, Refunding, 5.75%, 5/15/36	2,000,000	2,174,580
Yampa Valley Medical Center Project, Refunding, 5.125%, 9/15/29	4,000,000	4,184,080
Colorado State Higher Education Capital Construction Lease Purchase Financing Program COP, Pre-
Refunded, 5.50%, 11/01/27	7,275,000	8,161,095
Colorado Water Resources and Power Development Authority Water Resources Revenue,
Donala Water and Sanitation District Project, Series C, 5.00%, 9/01/36	1,900,000	2,180,269
Fountain Colorado Electric Water and Wastewater Utility Enterprise Project, Series A, AGMC
Insured, 5.00%, 9/01/38	1,210,000	1,371,680
Commerce City COP, AMBAC Insured, 5.00%, 12/15/37	13,975,000	14,369,794
Commerce City Northern Infrastructure General Improvement District GO, Refunding and
Improvement, AGMC Insured, 5.00%, 12/01/31	2,040,000	2,382,210
Consolidated Bell Mountain Ranch Metropolitan District GO, Douglas County, Refunding, AGMC
Insured, 5.00%, 12/01/39	3,160,000	3,506,778

franklintempleton.com

Annual Report

F R A N K L I N T A X - F R E E T R U S T
S T A T E M E N T O F I N V E S T M E N T S

Franklin Colorado Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Denver City and County Airport System Revenue, Subordinate, Series B, 5.00%, 11/15/43	$5,000,000	$5,686,450
Denver City and County School District No. 1 COP, Series C, 5.00%, 12/15/30	4,000,000	4,715,560
Denver Convention Center Hotel Authority Revenue, senior bond, Refunding, XLCA Insured,
5.00%, 12/01/30	14,500,000	14,685,020
Denver Health and Hospital Authority Healthcare Revenue,
Recovery Zone Facility, 5.50%, 12/01/30	1,500,000	1,677,990
Recovery Zone Facility, 5.625%, 12/01/40	4,000,000	4,383,040
Refunding, Series A, 5.25%, 12/01/31	9,250,000	9,467,930
Series A, 5.25%, 12/01/45	9,250,000	10,168,062
E-470 Public Highway Authority Senior Revenue,
Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/33	3,000,000	1,233,600
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/32	7,800,000	3,379,974
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/34	14,075,000	5,424,646
Series C, 5.25%, 9/01/25	2,500,000	2,799,575
Eagle River Water and Sanitation District Enterprise Wastewater Revenue, 5.00%, 12/01/42	3,500,000	3,904,005
Erie Wastewater Enterprise Revenue, Series A, Assured Guaranty, 5.00%,
12/01/33	2,860,000	3,225,336
12/01/37	5,120,000	5,736,243
Erie Water Enterprise Revenue, Series A, AGMC Insured,
5.00%, 12/01/32	2,645,000	2,822,691
Pre-Refunded, 5.00%, 12/01/32	7,355,000	7,910,302
Fort Lewis College Board of Trustees Enterprise Revenue, Series B-1, NATL Insured,
5.00%, 10/01/37	12,830,000	13,552,201
Gunnison Watershed School District No. RE-1J GO, Gunnison and Saguache Counties, Pre-Refunded,
5.25%, 12/01/33	1,240,000	1,392,359
Ignacio School District 11JT GO, La Plata and Archuleta Counties, 5.00%, 12/01/31	1,215,000	1,437,904
Meridian Metropolitan District GO, Douglas County, Refunding, Series A, 5.00%, 12/01/41	5,000,000	5,521,050
Mesa State College Board of Trustees Auxiliary Facilities System Enterprise Revenue,
Pre-Refunded, 6.00%, 5/15/38	7,000,000	7,640,780
Refunding, Series A, 5.00%, 5/15/33	3,455,000	3,850,874
Mesa State College Enterprise Revenue, BHAC Insured, Pre-Refunded, 5.125%, 5/15/37	5,765,000	6,079,250
Metropolitan State University of Denver Institutional Enterprise Revenue, Aerospace and Engineering
Sciences Building Project, 5.00%, 12/01/45	4,000,000	4,598,480
Park Creek Metropolitan District GO, Senior Limited Property Tax Supported, Refunding, Series A,
5.00%, 12/01/45	7,000,000	7,792,960
Park Creek Metropolitan District Revenue, Senior Limited Property Tax Supported,
Improvement, Assured Guaranty, Pre-Refunded, 6.375%, 12/01/37	7,000,000	8,425,130
Series A, AGMC Insured, Pre-Refunded, 6.00%, 12/01/38	2,500,000	3,055,650
Series A, AGMC Insured, Pre-Refunded, 6.125%, 12/01/41	2,500,000	3,070,025
Platte River Power Authority Power Revenue, Series II, 5.00%, 6/01/37	12,000,000	13,709,160
Poudre Tech Metropolitan District Unlimited Property Tax Supported Revenue, Refunding and
Improvement, Series A, AGMC Insured, 5.00%, 12/01/39	7,435,000	8,137,459
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.50%, 11/15/38	9,900,000	13,574,187
Pueblo County COP, County Judicial Complex Project, AGMC Insured, 5.00%, 9/15/42	10,000,000	11,090,800
Pueblo Urban Renewal Authority Revenue, Refunding and Improvement, Series B,
5.25%, 12/01/28	1,000,000	1,144,540
5.50%, 12/01/31	1,010,000	1,133,776
5.25%, 12/01/38	3,615,000	3,933,590
Rangeview Library District COP, Rangeview Library District Projects, Assured Guaranty,
Pre-Refunded, 5.00%, 12/15/30	3,840,000	4,292,045
Regional Transportation District COP, Series A, 5.375%, 6/01/31	19,000,000	21,880,780

78 Annual Report

franklintempleton.com

F R A N K L I N	T A X - F R E E T R U S T
S T A T E M E N T	O F I N V E S T M E N T S

Franklin Colorado Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Regional Transportation District Sales Tax Revenue, FasTracks Project, Series A,
5.00%, 11/01/38	$10,000,000	$11,564,900
AMBAC Insured, Pre-Refunded, 5.00%, 11/01/31	11,150,000	11,488,960
Triview Metropolitan District GO, El Paso County, Refunding, 5.00%, 11/01/34	10,855,000	11,949,401
University of Colorado Enterprise Revenue, University of Colorado Regents,
Refunding, Series A, 5.00%, 6/01/38	5,655,000	6,611,713
Series A, Pre-Refunded, 5.375%, 6/01/38	3,000,000	3,439,710
Series B, NATL Insured, Pre-Refunded, 5.00%, 6/01/32	3,000,000	3,166,470
University of Colorado Hospital Authority Revenue,
Refunding, Series A, 6.00%, 11/15/29	5,000,000	5,808,700
Series A, Pre-Refunded, 5.00%, 11/15/37	2,000,000	2,019,300
Series A, Pre-Refunded, 5.25%, 11/15/39	3,000,000	3,030,450
University of Northern Colorado Greeley Institutional Enterprise Revenue, Refunding, Series A,
5.00%, 6/01/30	1,690,000	1,977,908
Woodmoor Water and Sanitation District No. 1 Enterprise Water and Wastewater Revenue,
5.00%, 12/01/36	5,000,000	5,768,950
		660,699,912
U.S. Territories 4.3%
Guam 0.9%
Guam Government Limited Obligation Revenue, Section 30, Series A,
5.375%, 12/01/24	2,000,000	2,256,180
5.75%, 12/01/34	3,565,000	4,017,363
		6,273,543
Puerto Rico 3.2%
Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	11,410,000	7,353,745
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Refunding, Series C, 5.375%, 8/01/38	2,370,000	974,662
first subordinate, Series A, 5.50%, 8/01/37	5,000,000	2,062,500
first subordinate, Series A, 6.375%, 8/01/39	10,000,000	4,187,500
first subordinate, Series A, 5.50%, 8/01/42	3,000,000	1,237,500
first subordinate, Series C, 5.50%, 8/01/40	10,000,000	4,125,000
Senior Series C, 5.25%, 8/01/40	4,560,000	2,840,880
		22,781,787
U.S. Virgin Islands 0.2%
Virgin Islands PFAR, Virgin Islands Matching Fund Loan Note, Working Capital, sub. lien, Refunding,
Series B, 5.25%, 10/01/29	1,800,000	1,980,882
Total U.S. Territories		31,036,212
Total Municipal Bonds (Cost $660,543,280) 96.7%		691,736,124
Other Assets, less Liabilities 3.3%		23,416,388
Net Assets 100.0%		$715,152,512

See Abbreviations on page 151.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 79

F R A N K L I N T A X - F R E E T R U S T

Financial Highlights
Franklin Connecticut Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.86	$10.65	$11.43	$11.36	$10.45
Income from investment operations[b]:
Net investment income[c]	0.39	0.41	0.40	0.40	0.46
Net realized and unrealized gains (losses)	(0.17)	0.21	(0.80)	0.08	0.91
Total from investment operations	0.22	0.62	(0.40)	0.48	1.37
Less distributions from net investment income	(0.39)	(0.41)	(0.38)	(0.41)	(0.46)
Net asset value, end of year	$10.69	$10.86	$10.65	$11.43	$11.36

Total return[d]	2.09%	5.88%	(3.44)%	4.25%	13.34%

Ratios to average net assets
Expenses	0.69%	0.68%	0.67%	0.66%	0.67%
Net investment income	3.66%	3.76%	3.71%	3.49%	4.18%

Supplemental data
Net assets, end of year (000’s)	$253,012	$282,020	$301,323	$404,713	$388,571
Portfolio turnover rate	7.86%	4.63%	8.24%	20.69%	13.90%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

80 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			F R A N K L I N T A X - F R E E T R U S T
			F I N A N C I A L H I G H L I G H T S

Franklin Connecticut Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.93	$10.73	$11.51	$11.43	$10.52
Income from investment operations[b]:
Net investment income[c]	0.33	0.35	0.34	0.34	0.40
Net realized and unrealized gains (losses)	(0.16)	0.20	(0.80)	0.08	0.91
Total from investment operations	0.17	0.55	(0.46)	0.42	1.31
Less distributions from net investment income	(0.33)	(0.35)	(0.32)	(0.34)	(0.40)
Net asset value, end of year	$10.77	$10.93	$10.73	$11.51	$11.43

Total return[d]	1.62%	5.17%	(3.94)%	3.73%	12.65%

Ratios to average net assets
Expenses	1.24%	1.23%	1.22%	1.21%	1.22%
Net investment income	3.11%	3.21%	3.16%	2.94%	3.63%

Supplemental data
Net assets, end of year (000’s)	$68,311	$73,569	$75,730	$122,232	$105,619
Portfolio turnover rate	7.86%	4.63%	8.24%	20.69%	13.90%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 81

F R A N K L I N	T A X - F R E E T R U S T
F I N A N C I A L	H I G H L I G H T S

Franklin Connecticut Tax-Free Income Fund (continued)
			Year Ended February 28,
		2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year		$10.85	$10.64	$11.42	$11.35	$10.45
Income from investment operations[b]:
Net investment income[c]		0.40	0.42	0.41	0.41	0.47
Net realized and unrealized gains (losses)		(0.17)	0.21	(0.80)	0.08	0.90
Total from investment operations		0.23	0.63	(0.39)	0.49	1.37
Less distributions from net investment income		(0.40)	(0.42)	(0.39)	(0.42)	(0.47)
Net asset value, end of year		$10.68	$10.85	$10.64	$11.42	$11.35

Total return		2.19%	6.00%	(3.34)%	4.35%	13.36%

Ratios to average net assets
Expenses		0.59%	0.58%	0.57%	0.56%	0.57%
Net investment income		3.76%	3.86%	3.81%	3.59%	4.28%

Supplemental data
Net assets, end of year (000’s)		$21,254	$20,384	$15,904	$30,975	$23,667
Portfolio turnover rate		7.86%	4.63%	8.24%	20.69%	13.90%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

82 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016

Franklin Connecticut Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 97.8%
Connecticut 95.2%
City of Bridgeport GO, Series A, 5.00%, 2/15/32	$10,000,000	$11,344,500
Connecticut State GO,
Series A, 5.00%, 2/15/29	10,000,000	11,141,300
Series C, AGMC Insured, Pre-Refunded, 5.00%, 6/01/26	5,000,000	5,056,850
Series F, 5.00%, 11/15/34	5,000,000	5,877,400
Connecticut State Health and Educational Facilities Authority Revenue,
Ascension Health Senior Credit Group, Series A, 5.00%, 11/15/40	18,520,000	20,512,382
Child Care Facilities Program, Series G, Assured Guaranty, Pre-Refunded, 6.00%, 7/01/28	2,045,000	2,255,860
Connecticut State University System Issue, Series N, 5.00%, 11/01/29	5,060,000	6,049,787
Eastern Connecticut Health Network Issue, Refunding, Series A, Assured Guaranty,
6.00%, 7/01/25	2,965,000	2,969,240
Eastern Connecticut Health Network Issue, Refunding, Series C, Assured Guaranty,
5.125%, 7/01/30	2,500,000	2,505,900
Fairfield University Issue, Series M, 5.00%, 7/01/26	450,000	490,325
Fairfield University Issue, Series M, 5.00%, 7/01/34	1,000,000	1,080,470
Fairfield University Issue, Series N, 5.00%, 7/01/29	7,000,000	7,598,570
Fairfield University Issues, New Money, Series O, 5.00%, 7/01/35	4,000,000	4,523,400
Fairfield University Issues, New Money, Series O, 5.00%, 7/01/40	5,000,000	5,531,200
Hartford Healthcare Issue, Refunding, Series A, 5.00%, 7/01/41	12,000,000	13,111,320
The Loomis Chafee School Issue, Series G, 5.00%, 7/01/30	3,000,000	3,257,250
The Loomis Chafee School Issue, Series G, 5.00%, 7/01/38	6,285,000	6,771,208
Lutheran General Health Care System, ETM, 7.375%, 7/01/19	180,000	200,880
New Horizons Village Project, 7.30%, 11/01/16	510,000	512,851
Quinnipiac University Issue, Refunding, Series L, 5.00%, 7/01/45	5,000,000	5,630,400
Quinnipiac University Issue, Series H, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/36	5,000,000	5,076,250
Quinnipiac University Issue, Series J, NATL Insured, 5.00%, 7/01/37	5,865,000	6,317,309
Quinnipiac University Issue, Series J, NATL Insured, Pre-Refunded, 5.00%, 7/01/37	9,135,000	10,047,038
Sacred Heart University Issue, Series G, 5.375%, 7/01/31	1,500,000	1,721,880
Sacred Heart University Issue, Series G, 5.625%, 7/01/41	5,500,000	6,307,785
Sacred Heart University Issue, Series H, AGMC Insured, 5.00%, 7/01/27	1,190,000	1,351,888
Sacred Heart University Issue, Series H, AGMC Insured, 5.00%, 7/01/28	2,290,000	2,590,127
Salisbury School Issue, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	5,000,000	5,499,200
Stamford Hospital Issue, Series I, 5.00%, 7/01/30	5,000,000	5,598,900
Stamford Hospital Issue, Series J, 5.00%, 7/01/42	5,000,000	5,402,700
University of Hartford Issue, Series G, Assured Guaranty, Pre-Refunded, 5.25%, 7/01/26	5,000,000	5,080,350
Wesleyan University Issue, Series G, 5.00%, 7/01/39	10,000,000	11,211,100
Western Connecticut Health Network Issue, Series M, 5.375%, 7/01/41	7,000,000	7,776,230
Westminster School Issue, Series E, XLCA Insured, Pre-Refunded, 5.00%, 7/01/37	10,660,000	11,282,224
The William W. Backus Hospital Issue, Series F, AGMC Insured, Pre-Refunded, 5.00%, 7/01/28	1,500,000	1,647,915
The William W. Backus Hospital Issue, Series F, AGMC Insured, Pre-Refunded, 5.125%, 7/01/35	4,025,000	4,433,497
Yale University Issue, Series A-2, 5.00%, 7/01/40	9,000,000	9,804,330
Yale University Issue, Series Z-1, 5.00%, 7/01/42	10,000,000	10,139,400
Yale-New Haven Hospital Issue, Series J-1, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/31	3,500,000	3,553,375
Yale-New Haven Hospital Issue, Series N, 5.00%, 7/01/48	5,000,000	5,583,550
Connecticut State HFA Housing Mortgage Finance Program Revenue, Series C, Sub Series C-1,
4.85%, 11/15/34	1,925,000	1,990,546
4.95%, 11/15/39	1,525,000	1,542,034
Connecticut State HFAR,
Special Obligation, Special Needs Housing Mortgage Finance Program, Series 1, AMBAC Insured,
5.00%, 6/15/22	750,000	752,595
Special Obligation, Special Needs Housing Mortgage Finance Program, Series 1, AMBAC Insured,
5.00%, 6/15/32	1,000,000	1,002,780

franklintempleton.com

Annual Report

F R A N K L I N T A X - F R E E T R U S T
S T A T E M E N T O F I N V E S T M E N T S

Franklin Connecticut Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Connecticut (continued)
Connecticut State HFAR, (continued)
State Supported Special Obligation, Series 10, 5.00%, 6/15/28	$420,000	$474,125
State Supported Special Obligation, Series 13, 5.00%, 6/15/40	1,500,000	1,706,940
Connecticut State Higher Education Supplemental Loan Authority Revenue, CHESLA Loan Program,
Series A, 5.05%, 11/15/27	800,000	858,448
Connecticut State Municipal Electric Energy Cooperative Power Supply System Revenue, Refunding,
Series A, 5.00%, 1/01/38	3,000,000	3,393,540
Connecticut State Revolving Fund General Revenue,
Green Bonds, Series A, 5.00%, 3/01/34	5,000,000	5,996,850
Green Bonds, Series A, 5.00%, 3/01/35	1,000,000	1,194,920
Series A, 5.00%, 3/01/25	3,000,000	3,679,110
Series A, Pre-Refunded, 5.00%, 7/01/26	5,025,000	5,102,485
Series A, Pre-Refunded, 5.00%, 7/01/27	2,060,000	2,091,765
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure Purposes,
Series A, 5.00%,
10/01/30	5,000,000	5,941,450
9/01/34	5,000,000	5,859,450
Connecticut Transmission Municipal Electric Energy Cooperative Transmission System Revenue,
Series A, 5.00%, 1/01/42	5,000,000	5,578,950
Greater New Haven Water Pollution Control Authority Regional Water Revenue, Series A, AGMC
Insured, 5.00%, 11/15/37	3,000,000	3,275,910
Hartford County Metropolitan District Clean Water Project Revenue,
Green Bonds, Refunding, Series A, 5.00%, 11/01/42	5,000,000	5,794,750
Refunding, Series A, 5.00%, 4/01/36	5,000,000	5,740,150
New Haven GO,
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 3/01/29	1,000,000	1,124,980
Series C, NATL Insured, ETM, 5.00%, 11/01/22	25,000	25,084
South Central Regional Water Authority Water System Revenue,
Eighteenth Series B, NATL Insured, 5.25%, 8/01/29	1,000,000	1,086,950
Eighteenth Series B, NATL Insured, 5.25%, 8/01/32	1,000,000	1,084,360
Refunding, Twenty-Second Series, AGMC Insured, 5.00%, 8/01/38	5,000,000	5,406,650
Thirtieth Series A, 5.00%, 8/01/39	1,500,000	1,719,120
Thirtieth Series A, 5.00%, 8/01/44	1,615,000	1,840,616
Stamford Water Pollution Control System and Facility Revenue, Refunding, Series A,
5.25%, 8/15/43	1,000,000	1,165,160
University of Connecticut Revenue, Series A, 5.00%,
8/15/28	6,590,000	7,866,483
2/15/31	2,000,000	2,353,720
2/15/34	3,000,000	3,527,040
		326,023,102
U.S. Territories 2.6%
Puerto Rico 2.3%
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A, 6.00%, 8/01/42	19,000,000	7,932,500
U.S. Virgin Islands 0.3%
Virgin Islands PFAR, senior lien, Capital Projects, Series A-1, 5.00%, 10/01/29	1,000,000	1,088,250
Total U.S. Territories		9,020,750
Total Municipal Bonds (Cost $323,514,995) 97.8%		335,043,852
Other Assets, less Liabilities 2.2%		7,533,165
Net Assets 100.0%		$342,577,017

See Abbreviations on page 151.

84 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			F R A N K L I N T A X - F R E E T R U S T

Financial Highlights
Franklin Michigan Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.02	$11.67	$12.36	$12.23	$11.52
Income from investment operations[b]:
Net investment income[c]	0.42	0.44	0.46	0.43	0.50
Net realized and unrealized gains (losses)	(0.25)	0.36	(0.70)	0.13	0.71
Total from investment operations	0.17	0.80	(0.24)	0.56	1.21
Less distributions from net investment income	(0.41)	(0.45)	(0.45)	(0.43)	(0.50)
Net asset value, end of year	$11.78	$12.02	$11.67	$12.36	$12.23

Total return[d]	1.48%	6.96%	(1.90)%	4.61%	10.67%

Ratios to average net assets
Expenses	0.64%	0.65%	0.63%	0.63%	0.63%
Net investment income	3.55%	3.73%	3.91%	3.53%	4.17%

Supplemental data
Net assets, end of year (000’s)	$896,978	$953,732	$951,409	$1,257,112	$1,241,960
Portfolio turnover rate	12.04%	12.80%	9.37%	16.87%	0.92%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 85

F R A N K L I N	T A X - F R E E T R U S T
F I N A N C I A L	H I G H L I G H T S

Franklin Michigan Tax-Free Income Fund (continued)
			Year Ended February 28,
		2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year		$12.20	$11.83	$12.52	$12.39	$11.66
Income from investment operations[b]:
Net investment income[c]		0.36	0.38	0.40	0.37	0.44
Net realized and unrealized gains (losses)		(0.26)	0.37	(0.71)	0.12	0.72
Total from investment operations		0.10	0.75	(0.31)	0.49	1.16
Less distributions from net investment income		(0.35)	(0.38)	(0.38)	(0.36)	(0.43)
Net asset value, end of year		$11.95	$12.20	$11.83	$12.52	$12.39

Total return[d]		0.83%	6.45%	(2.42)%	3.97%	10.13%

Ratios to average net assets
Expenses		1.19%	1.20%	1.18%	1.18%	1.18%
Net investment income		3.00%	3.18%	3.36%	2.98%	3.62%

Supplemental data
Net assets, end of year (000’s)		$145,491	$148,898	$148,136	$212,347	$192,719
Portfolio turnover rate		12.04%	12.80%	9.37%	16.87%	0.92%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

86 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			F R A N K L IN	T A X - F R E E	T R U S T
			F I N A N C I A L H I G H L I G H T S

Franklin Michigan Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.06	$11.70	$12.39	$12.26	$11.54
Income from investment operations[b]:
Net investment income[c]	0.43	0.46	0.47	0.45	0.51
Net realized and unrealized gains (losses)	(0.26)	0.36	(0.70)	0.12	0.72
Total from investment operations	0.17	0.82	(0.23)	0.57	1.23
Less distributions from net investment income	(0.42)	(0.46)	(0.46)	(0.44)	(0.51)
Net asset value, end of year	$11.81	$12.06	$11.70	$12.39	$12.26

Total return	1.50%	7.13%	(1.80)%	4.70%	10.85%

Ratios to average net assets
Expenses	0.54%	0.55%	0.53%	0.53%	0.53%
Net investment income	3.65%	3.83%	4.01%	3.63%	4.27%

Supplemental data
Net assets, end of year (000’s)	$39,846	$36,020	$26,577	$20,317	$17,451
Portfolio turnover rate	12.04%	12.80%	9.37%	16.87%	0.92%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 87

F R A N K L I N T A X - F R E E T R U S T

Statement of Investments, February 29, 2016

Franklin Michigan Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 96.0%
Michigan 93.2%
Allendale Public School District GO, School Building and Site, Series A, AGMC Insured,
Pre-Refunded, 5.00%, 5/01/37	$11,810,000	$12,423,057
Ann Arbor Public School District GO, Refunding, 5.00%,
5/01/26	750,000	912,240
5/01/28	1,000,000	1,201,720
5/01/29	1,235,000	1,474,084
Battle Creek School District GO, School Building and Site, AGMC Insured, Pre-Refunded, 5.00%,
5/01/31	4,000,000	4,207,640
5/01/34	10,165,000	10,692,665
Bay City School District GO, Counties of Bay and Saginaw, State of Michigan, School Building and
Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/31	6,000,000	6,046,140
Caledonia Community Schools GO, Counties of Kent, Allegan and Barry,
Refunding, 5.00%, 5/01/24	1,000,000	1,222,310
Refunding, 5.00%, 5/01/25	1,000,000	1,233,010
Refunding, 5.00%, 5/01/26	1,000,000	1,237,240
School Building and Site, NATL Insured, 5.00%, 5/01/26	3,665,000	3,841,213
Central Michigan University Revenue, General, Refunding, 5.00%,
10/01/30	1,910,000	2,245,931
10/01/31	1,055,000	1,233,506
10/01/34	1,600,000	1,849,568
10/01/39	2,000,000	2,284,240
Chippewa Valley Schools GO, Refunding, 5.00%,
5/01/28	6,075,000	7,077,922
5/01/29	6,425,000	7,444,583
5/01/30	6,420,000	7,388,906
5/01/31	3,000,000	3,433,830
5/01/32	6,590,000	7,529,207
Detroit City School District GO, School Building and Site Improvement, Series A, AGMC Insured,
6.00%, 5/01/29	10,000,000	12,527,100
Detroit GO, Distributable State Aid,
5.00%, 11/01/30	5,000,000	5,350,850
5.25%, 11/01/35	5,000,000	5,346,450
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien, Refunding,
Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	5,508,600
Detroit Water Supply System Revenue,
second lien, Refunding, Series C, AGMC Insured, 5.00%, 7/01/33	20,000,000	20,111,600
second lien, Series B, NATL Insured, 5.00%, 7/01/34	25,000	25,087
senior lien, Refunding, Series B, BHAC Insured, 5.25%, 7/01/35	17,500,000	18,667,075
senior lien, Series A, AGMC Insured, 5.00%, 7/01/34	25,725,000	25,888,868
Farmington Public School District GO, School Building and Site, Refunding, AGMC Insured, 5.00%,
5/01/27	1,000,000	1,196,290
5/01/28	2,000,000	2,376,420
5/01/32	4,035,000	4,712,275
5/01/33	2,900,000	3,381,690
5/01/34	3,000,000	3,495,660
5/01/35	1,000,000	1,164,350
Grand Rapids Building Authority Revenue, Series A, AMBAC Insured, 5.00%, 10/01/28	3,590,000	3,600,914
Grand Rapids Sanitary Sewer System Revenue,
Improvement, Refunding, 5.00%, 1/01/26	1,000,000	1,217,160
Improvement, Refunding, 5.00%, 1/01/28	1,560,000	1,871,236
Improvement, Refunding, 5.00%, 1/01/29	1,000,000	1,192,380

88 Annual Report

franklintempleton.com

F R A N K L I N	T A X - F R E E T R U S T
S T A T E M E N T	O F I N V E S T M E N T S

Franklin Michigan Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Grand Rapids Sanitary Sewer System Revenue, (continued)
Improvement, Refunding, 5.00%, 1/01/31	$2,095,000	$2,470,089
Improvement, Refunding, 5.00%, 1/01/32	1,175,000	1,377,159
Improvement, Refunding, 5.00%, 1/01/33	1,125,000	1,314,214
Improvement, Refunding, 5.00%, 1/01/34	1,000,000	1,164,340
Improvement, Refunding, 5.00%, 1/01/35	1,500,000	1,740,765
Improvement, Refunding, 5.00%, 1/01/39	880,000	1,008,550
Improvement, Refunding, 5.00%, 1/01/44	2,000,000	2,277,140
[a] Refunding, 5.00%, 1/01/36	1,250,000	1,476,550
[a] Refunding, 5.00%, 1/01/38	1,000,000	1,172,820
Grand Rapids Water Supply System Revenue, Assured Guaranty, 5.10%, 1/01/39	3,000,000	3,260,400
Grand Traverse County Hospital Finance Authority Revenue, Munson Healthcare Obligated Group,
Series A, 5.00%,
7/01/44	2,000,000	2,183,280
7/01/47	2,500,000	2,714,175
Grand Valley State University Revenue, General,
Pre-Refunded, 5.75%, 12/01/34	1,500,000	1,559,460
Refunding, Series A, AGMC Insured, 5.00%, 12/01/28	17,165,000	18,592,956
Refunding, Series A, AGMC Insured, 5.00%, 12/01/33	8,570,000	9,231,347
Grandville Public School District GO, School Building and Site, Series II, AGMC Insured, 5.00%,
5/01/29	750,000	877,200
5/01/30	1,000,000	1,163,480
5/01/31	1,150,000	1,330,999
5/01/32	1,165,000	1,339,307
5/01/34	1,315,000	1,500,494
5/01/35	1,225,000	1,392,580
5/01/37	2,915,000	3,289,169
5/01/40	6,215,000	6,945,138
Holly Area School District GO, Refunding, 5.00%,
5/01/30	1,045,000	1,208,354
5/01/32	1,040,000	1,196,031
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Refunding,
Series C, Assured Guaranty, 5.00%, 6/01/26	10,000,000	11,288,600
Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist Hospital,
Refunding,
AGMC Insured, 5.25%, 5/15/36	10,000,000	11,030,800
Series B, AGMC Insured, 5.00%, 5/15/26	7,000,000	7,551,880
Kelloggsville Public Schools GO, School Building and Site, AGMC Insured, 5.00%,
5/01/33	1,045,000	1,192,408
5/01/35	1,150,000	1,302,456
5/01/38	3,815,000	4,275,928
Kentwood Public Schools GO, School Building and Site, 5.00%,
5/01/35	1,205,000	1,416,996
5/01/36	1,205,000	1,411,236
5/01/38	1,210,000	1,405,597
5/01/41	1,120,000	1,288,414
5/01/44	1,800,000	2,065,626
L’Anse Creuse Public Schools GO, Refunding, 5.00%,
5/01/28	5,230,000	6,209,684
5/01/30	5,560,000	6,522,547
5/01/32	5,890,000	6,817,027

franklintempleton.com

Annual Report

F R A N K L I N T A X - F R E E T R U S T
S T A T E M E N T O F I N V E S T M E N T S

Franklin Michigan Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Michigan (continued)
L’Anse Creuse Public Schools GO, Refunding, 5.00%, (continued)
5/01/34	$6,220,000	$7,145,287
5/01/35	2,840,000	3,252,737
Lansing Board of Water and Light Utility System Revenue, Series A, 5.50%, 7/01/41	10,000,000	11,793,400
Lansing Community College GO, College Building and Site, Refunding, 5.00%, 5/01/32	3,000,000	3,498,360
Lapeer Community Schools GO, School Building and Site, AGMC Insured, 5.00%,
5/01/33	4,400,000	4,715,480
5/01/37	4,325,000	4,626,496
Lenawee County Hospital Finance Authority Hospital Revenue, ProMedica Healthcare Obligated
Group, Refunding, Series B, 6.00%, 11/15/35	5,000,000	6,033,250
Livonia Public Schools School District GO, School Building and Site, Series I, AGMC Insured, 5.00%,
5/01/36	5,725,000	6,348,681
5/01/38	6,000,000	6,641,520
5/01/43	16,850,000	18,493,886
Mason County CSD, GO, Counties of Mason, Lake and Oceana, Refunding, 5.00%,
5/01/25	1,050,000	1,294,661
5/01/26	1,100,000	1,337,952
Mattawan Consolidated School District GO, Series I, 5.00%,
5/01/30	1,000,000	1,173,120
5/01/31	1,915,000	2,233,082
5/01/32	1,110,000	1,294,371
5/01/34	2,325,000	2,670,867
5/01/39	3,375,000	3,842,438
Meridian Public School District GO, Refunding, 5.00%,
5/01/25	500,000	616,505
5/01/27	735,000	882,595
5/01/29	775,000	913,276
5/01/31	1,130,000	1,317,693
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I-A, 5.00%, 10/15/33	5,000,000	5,709,150
Facilities Program, Refunding, Series I-A, 5.50%, 10/15/45	2,000,000	2,326,200
Facilities Program, Refunding, Series I-A, 5.25%, 10/15/47	5,000,000	5,684,200
Facilities Program, Series I, 6.25%, 10/15/38	5,985,000	6,739,708
Facilities Program, Series I, Pre-Refunded, 6.25%, 10/15/38	9,015,000	10,297,294
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/31	15,530,000	15,886,413
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/32	10,000,000	10,226,400
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/36	755,000	771,149
Series IA, AGMC Insured, Pre-Refunded, 5.00%, 10/15/36	245,000	252,027
Michigan State Comprehensive Transportation Revenue, AGMC Insured, Pre-Refunded, 5.00%,
5/15/26	4,740,000	4,785,741
5/15/31	8,000,000	8,077,200
Michigan State Finance Authority Hospital Revenue, Trinity Health Credit Group, Refunding,
Series MI, 5.00%, 12/01/45	20,000,000	22,766,200
Michigan State Finance Authority Revenue,
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/28	5,585,000	6,516,243
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/29	5,865,000	6,808,385
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/32	10,005,000	11,353,274
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/42	12,000,000	13,255,800
Hospital, Sparrow Obligated Group, AGMC Insured, 5.00%, 11/15/42	8,000,000	8,725,760
State Revolving Fund, Clean Water, 5.00%, 10/01/28	3,000,000	3,601,200
State Revolving Fund, Clean Water, 5.00%, 10/01/29	3,000,000	3,584,730
State Revolving Fund, Clean Water, 5.00%, 10/01/32	2,000,000	2,366,700

90 Annual Report

franklintempleton.com

F R A N K L I N	T A X - F R E E T R U S T
S T A T E M E N T	O F I N V E S T M E N T S

Franklin Michigan Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan State HDA Rental Housing Revenue, Series A, 5.25%, 10/01/46	$1,810,000	$1,907,595
Michigan State Hospital Finance Authority Revenue,
Hospital, Sparrow Obligated Group, NATL Insured, 5.00%, 11/15/31	2,410,000	2,560,239
Hospital, Sparrow Obligated Group, NATL Insured, Pre-Refunded, 5.00%, 11/15/31	6,090,000	6,544,618
Hospital, Sparrow Obligated Group, Pre-Refunded, 5.00%, 11/15/31	7,060,000	7,587,029
Hospital, Sparrow Obligated Group, Refunding, 5.00%, 11/15/31	2,940,000	3,122,251
Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36	6,165,000	6,501,116
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/26	2,065,000	2,416,318
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/27	2,285,000	2,659,214
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/28	2,615,000	3,028,353
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/35	2,250,000	2,507,130
MidMichigan Obligated Group, Series A, Pre-Refunded, 6.125%, 6/01/39	5,000,000	5,835,150
St. John Health System, Series A, AMBAC Insured, ETM, 5.125%, 5/15/17	7,615,000	7,641,805
Trinity Health Credit Group, Refunding, Series A-1, 6.50%, 12/01/33	915,000	1,040,181
Trinity Health Credit Group, Series A-1, Pre-Refunded, 6.50%, 12/01/33	19,830,000	22,938,947
Trinity Health Credit Group, Series A-1, Pre-Refunded, 6.50%, 12/01/33	4,255,000	4,915,801
Trinity Health Credit Group, Series B, 5.00%, 12/01/48	20,000,000	21,998,200
Michigan State Revenue, Grant Anticipation Bonds, AGMC Insured, 5.25%, 9/15/27	10,000,000	10,621,300
Michigan State Strategic Fund Limited Obligation Revenue,
The Detroit Edison Co. Exempt Facilities Project, Mandatory Put 8/01/16, Refunding, Series ET,
Sub Series ET-2, 5.50%, 8/01/29	10,000,000	10,172,700
The Detroit Edison Co. Pollution Control Bonds Project, Refunding, Collateralized Series BB,
AMBAC Insured, 7.00%, 5/01/21	3,000,000	3,785,760
Michigan State Technological University Revenue, General, Refunding, Series A, 5.00%, 10/01/45	2,400,000	2,678,328
Michigan State University Revenue, General,
Refunding, Series C, 5.00%, 2/15/44	14,630,000	16,342,003
Series A, 5.00%, 8/15/40	8,500,000	9,897,315
Muskegon County GO, Waste Water Management System No. 1, Refunding, 5.00%,
11/01/33	1,360,000	1,585,366
11/01/36	1,735,000	1,998,928
Northview Public Schools District GO, School Building and Site, 5.00%, 5/01/41	3,000,000	3,292,050
Oakland University Board of Trustees Revenue, General, Refunding, 5.00%,
3/01/27	1,000,000	1,181,730
3/01/30	1,010,000	1,170,519
3/01/31	1,260,000	1,454,393
3/01/32	1,000,000	1,147,350
3/01/33	1,285,000	1,470,400
3/01/34	1,000,000	1,141,990
3/01/39	3,000,000	3,382,770
Rochester Community School District GO, Counties of Oakland and Macomb, School Building and
Site, Series I, 5.00%,
5/01/30	3,350,000	4,030,586
5/01/31	1,500,000	1,791,495
5/01/32	5,575,000	6,604,145
5/01/35	6,450,000	7,547,725
5/01/36	2,800,000	3,263,232
Rockford Public Schools GO, School Building and Site, AGMC Insured, 5.00%, 5/01/33	5,000,000	5,410,750
Roseville School District GO, Refunding, 5.00%,
5/01/25	1,000,000	1,233,010
5/01/26	1,400,000	1,702,848
5/01/27	1,370,000	1,645,110

franklintempleton.com

Annual Report

F R A N K L I N T A X - F R E E T R U S T
S T A T E M E N T O F I N V E S T M E N T S

Franklin Michigan Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Roseville School District GO, Refunding, 5.00%, (continued)
5/01/28	$3,040,000	$3,609,453
5/01/29	3,300,000	3,888,786
5/01/30	1,620,000	1,900,454
5/01/31	1,585,000	1,848,269
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital
Obligated Group,
Refunding, Series D, 5.00%, 9/01/27	3,350,000	3,950,823
Refunding, Series D, 5.00%, 9/01/28	2,500,000	2,928,600
Refunding, Series D, 5.00%, 9/01/39	17,500,000	19,575,500
Series V, Pre-Refunded, 8.25%, 9/01/39	10,000,000	11,866,500
Saginaw City School District GO, School Building and Site, AGMC Insured, 5.00%, 5/01/38	10,555,000	11,311,793
Saginaw Valley State University Revenue, General, Refunding, AGMC Insured, 5.00%, 7/01/28	7,050,000	7,657,921
Saline Area Schools GO, County of Washtenaw, School Building and Site, 5.00%,
5/01/28	500,000	602,570
5/01/30	1,400,000	1,674,792
5/01/31	500,000	590,850
5/01/34	2,750,000	3,210,185
5/01/36	2,950,000	3,415,717
South Haven Public Schools GO, School Building and Site, Series B, AGMC Insured, 5.00%,
5/01/33	350,000	400,866
5/01/35	1,575,000	1,790,460
Southfield Public Schools GO, Refunding, NATL Insured, 4.75%, 5/01/29	9,040,000	9,396,990
Trenton Public Schools GO, School Building and Site, AGMC Insured, 5.00%,
5/01/31	4,575,000	4,930,432
5/01/38	8,150,000	8,728,894
Troy City School District GO, Refunding, 5.00%,
5/01/23	635,000	769,512
5/01/25	1,000,000	1,233,010
5/01/26	1,230,000	1,496,074
Warren Consolidated School District GO, School Building and Site, 5.00%, 5/01/32	2,500,000	2,857,825
Wayne County Airport Authority Revenue, Detroit Metropolitan Wayne County Airport, Refunding,
NATL Insured, 5.00%,
12/01/27	9,910,000	10,582,889
12/01/28	10,170,000	10,851,390
Wayne State University Revenue, General, Refunding,
AGMC Insured, 5.00%, 11/15/28	23,550,000	26,058,781
AGMC Insured, 5.00%, 11/15/35	22,435,000	24,526,391
Series A, 5.00%, 11/15/31	1,860,000	2,163,031
Series A, 5.00%, 11/15/33	1,500,000	1,726,920
Western Michigan University Revenue,
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/28	5,500,000	6,015,350
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/32	6,410,000	7,010,617
Refunding, Series A, 5.00%, 11/15/26	1,500,000	1,831,260
Refunding, Series A, 5.00%, 11/15/27	2,160,000	2,617,099
Refunding, Series A, 5.00%, 11/15/28	1,635,000	1,961,591
Refunding, Series A, 5.00%, 11/15/29	2,000,000	2,376,020
Refunding, Series A, 5.00%, 11/15/30	2,500,000	2,954,375
Refunding, Series A, 5.00%, 11/15/40	1,560,000	1,760,959
Refunding, Series A, 5.00%, 11/15/45	2,000,000	2,247,520

92 Annual Report

franklintempleton.com

F R A N K L I N	T A X - F R E E T R U S T
S T A T E M E N T	O F I N V E S T M E N T S

Franklin Michigan Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Zeeland Public Schools GO, School Building and Site, Series A, AGMC Insured, 5.00%,
5/01/31	$1,530,000	$1,770,807
5/01/33	2,000,000	2,290,660
5/01/34	2,000,000	2,282,120
5/01/35	2,000,000	2,273,600
		1,008,731,050
U.S. Territories 2.8%
Puerto Rico 2.8%
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,
Series A, 5.375%, 8/01/39	9,000,000	3,701,250
Series A, 6.375%, 8/01/39	10,000,000	4,187,500
Series A, 6.00%, 8/01/42	25,000,000	10,437,500
Series C, 5.50%, 8/01/40	15,000,000	6,187,500
Series C, 5.25%, 8/01/41	15,000,000	6,112,500
		30,626,250
Total Municipal Bonds (Cost $1,024,261,680) 96.0%		1,039,357,300
Other Assets, less Liabilities 4.0%		42,958,662
Net Assets 100.0%		$1,082,315,962

See Abbreviations on page 151.

aSecurity purchased on a when-issued basis. See Note 1(b).

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 93

F R A N K L I N T A X - F R E E T R U S T

Financial Highlights
Franklin Minnesota Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.69	$12.39	$12.98	$12.80	$11.92
Income from investment operations[b]:
Net investment income[c]	0.40	0.41	0.41	0.42	0.46
Net realized and unrealized gains (losses)	(0.06)	0.30	(0.60)	0.18	0.88
Total from investment operations	0.34	0.71	(0.19)	0.60	1.34
Less distributions from net investment income	(0.40)	(0.41)	(0.40)	(0.42)	(0.46)
Net asset value, end of year	$12.63	$12.69	$12.39	$12.98	$12.80

Total return[d]	2.71%	5.78%	(1.45)%	4.77%	11.44%

Ratios to average net assets
Expenses	0.64%	0.65%	0.64%	0.64%	0.65%
Net investment income	3.16%	3.23%	3.27%	3.27%	3.71%

Supplemental data
Net assets, end of year (000’s)	$731,215	$719,848	$717,104	$904,813	$819,782
Portfolio turnover rate	8.61%	6.53%	6.93%	6.99%	5.32%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

94 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			F R A N K L I N T A X - F R E E T R U S T
			F I N A N C I A L H I G H L I G H T S

Franklin Minnesota Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.82	$12.51	$13.10	$12.92	$12.02
Income from investment operations[b]:
Net investment income[c]	0.33	0.34	0.34	0.36	0.39
Net realized and unrealized gains (losses)	(0.06)	0.31	(0.60)	0.17	0.90
Total from investment operations	0.27	0.65	(0.26)	0.53	1.29
Less distributions from net investment income	(0.33)	(0.34)	(0.33)	(0.35)	(0.39)
Net asset value, end of year	$12.76	$12.82	$12.51	$13.10	$12.92

Total return[d]	2.12%	5.23%	(1.97)%	4.15%	10.82%

Ratios to average net assets
Expenses	1.19%	1.20%	1.19%	1.19%	1.20%
Net investment income	2.61%	2.68%	2.72%	2.72%	3.16%

Supplemental data
Net assets, end of year (000’s)	$217,904	$211,768	$205,745	$270,570	$224,498
Portfolio turnover rate	8.61%	6.53%	6.93%	6.99%	5.32%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 95

F R A N K L I N	T A X - F R E E T R U S T
F I N A N C I A L	H I G H L I G H T S

Franklin Minnesota Tax-Free Income Fund (continued)
			Year Ended February 28,
		2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year		$12.70	$12.40	$12.99	$12.81	$11.92
Income from investment operations[b]:
Net investment income[c]		0.41	0.42	0.42	0.44	0.47
Net realized and unrealized gains (losses)		(0.06)	0.30	(0.60)	0.18	0.89
Total from investment operations		0.35	0.72	(0.18)	0.62	1.36
Less distributions from net investment income		(0.41)	(0.42)	(0.41)	(0.44)	(0.47)
Net asset value, end of year		$12.64	$12.70	$12.40	$12.99	$12.81

Total return		2.81%	5.88%	(1.35)%	4.88%	11.63%

Ratios to average net assets
Expenses		0.54%	0.55%	0.54%	0.54%	0.55%
Net investment income		3.26%	3.33%	3.37%	3.37%	3.81%

Supplemental data
Net assets, end of year (000’s)		$121,685	$123,174	$98,382	$49,398	$38,461
Portfolio turnover rate		8.61%	6.53%	6.93%	6.99%	5.32%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

96 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016

Franklin Minnesota Tax-Free Income Fund

	Principal
	Amount	Value
Municipal Bonds 98.4%
Minnesota 98.4%
Alexandria ISD No. 206 GO, School Building, Minnesota School District Credit Enhancement
Program, Series A, 5.00%, 2/01/37	$11,700,000	$13,446,108
Anoka County Regional Railroad Authority GO, Series A, XLCA Insured, Pre-Refunded, 4.50%,
2/01/32	11,125,000	11,532,064
Anoka-Hennepin ISD No. 11 GO, Anoka and Hennepin Counties, School Building, Minnesota School
District Credit Enhancement Program, Refunding, Series A, Assured Guaranty, 5.00%, 2/01/20	5,870,000	6,790,357
Bemidji GO, Sales Tax Revenue, Refunding, 5.25%, 2/01/38	12,055,000	13,945,947
Big Lake ISD No. 727 GO, Refunding, Series B, 5.00%,
2/01/23	2,990,000	3,613,684
2/01/24	3,000,000	3,618,180
2/01/25	1,225,000	1,473,565
Blue Earth County EDA Public Project Lease Revenue, Series A, NATL Insured, 4.50%, 12/01/24	1,055,000	1,119,629
Brainerd ISD No. 181 GO, School Building, Refunding, Series A, 4.00%,
2/01/19	5,025,000	5,480,667
2/01/20	5,025,000	5,482,174
Burnsville ISD No. 191 GO, Alternative Facilities, Series A, 3.00%,
2/01/29	1,570,000	1,607,649
2/01/30	2,880,000	2,934,778
Cambridge ISD No. 911 GO, School Building, Minnesota School District Credit Enhancement
Program, Refunding, Series A, 3.00%,
2/01/27	3,410,000	3,541,183
2/01/30	5,585,000	5,675,868
Center City Health Care Facilities Revenue, Hazelden Foundation Project, 5.00%, 11/01/41	1,600,000	1,769,200
Central Municipal Power Agency Revenue, Brookings, South East Twin Cities Transmission Project,
5.00%,
1/01/32	1,150,000	1,292,359
1/01/42	1,615,000	1,759,397
Chaska ISD No. 112 GO,
Alternative Facilities, Minnesota School District Credit Enhancement Program, Refunding,
Series A, 5.00%, 2/01/20	4,135,000	4,783,327
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
4.00%, 2/01/20	4,475,000	5,005,108
School Building, Series A, NATL Insured, 4.50%, 2/01/28	15,000,000	15,520,950
Circle Pines ISD No. 12 GO, School Building, Minnesota School District Credit Enhancement
Program, Capital Appreciation, Series A, zero cpn.,
2/01/32	1,450,000	842,450
2/01/34	1,600,000	842,016
2/01/35	350,000	175,473
Cloquet Public Schools ISD No. 94 GO, School Building, Series B, 5.00%, 2/01/32	3,615,000	4,291,583
Dakota County CDA, SFMR, MBS Program, Series A, GNMA Secured, 4.875%, 12/01/33	1,115,000	1,192,091
Dakota County CDA Governmental Housing Development GO, Senior Housing Facilities, Series A,
5.125%, 1/01/35	2,625,000	2,776,777
Duluth ISD No. 709 COP, Full Term Certificates, Series B,
4.75%, 2/01/25	8,445,000	9,320,493
AGMC Insured, 5.00%, 2/01/28	18,890,000	20,788,823
Duluth ISD No. 709 GO, Refunding, Series B,
4.00%, 2/01/25	3,450,000	3,952,975
2.50%, 2/01/26	2,840,000	2,858,091
Edina ISD No. 273 GO, Alternative Facilities, Series A, 2.50%, 2/01/26	1,000,000	1,024,680
Elk River ISD No. 728 GO, School Building,
Elk River Area Schools, Series A, 4.00%, 2/01/32	6,130,000	6,680,413

franklintempleton.com

Annual Report

F R A N K L I N T A X - F R E E T R U S T
S T A T E M E N T O F I N V E S T M E N T S

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Elk River ISD No. 728 GO, School Building, (continued)
Minnesota School District Credit Enhancement Program, Refunding, Series A, AGMC Insured,
4.25%, 2/01/23	$3,000,000	$3,096,810
Minnesota School District Credit Enhancement Program, Refunding, Series A, AGMC Insured,
4.25%, 2/01/24	5,265,000	5,433,954
Ely Housing and RDAR, Housing Development, Series A, XLCA Insured, 4.50%, 11/01/41	1,530,000	1,565,175
Farmington ISD No. 192 GO, School Building,
Refunding, Series C, 5.00%, 2/01/24	7,165,000	8,884,242
Series A, 4.00%, 2/01/28	5,230,000	5,919,732
Fergus Falls ISD No. 544 GO, School Building, Minnesota School District Credit Enhancement
Program, Series A, AGMC Insured, 5.00%, 1/01/25	1,655,000	1,777,718
Fridley ISD No. 14 GO,
Fridley Public Schools, Alternative Facilities, Series A, AGMC Insured, 4.375%, 2/01/27	1,040,000	1,076,878
School Building, Fridley Public Schools, Series A, 4.00%, 2/01/28	1,005,000	1,143,218
Hennepin County Regional Railroad Authority GO, Refunding, Series A, 4.00%,
12/01/27	2,475,000	2,698,492
12/01/28	1,590,000	1,724,498
Hennepin County Sales Tax Revenue,
first lien, Ballpark Project, Series A, 4.75%, 12/15/37	25,000,000	26,446,750
second lien, Ballpark Project, Series B, 5.00%, 12/15/17	1,740,000	1,877,860
second lien, Ballpark Project, Series B, 5.00%, 12/15/21	5,000,000	5,390,550
Hermantown ISD No. 700 GO, School Building, Series A, 4.00%, 2/01/29	2,310,000	2,564,285
Hutchinson ISD No. 423 GO, School Building, Series A, 5.00%, 2/01/28	1,685,000	2,096,258
Jackson County GO, Capital Improvement Plan, Series A, 3.125%, 2/01/38	3,000,000	3,011,490
Jordan ISD No. 717 GO, School Building, Series A, 5.00%,
2/01/31	1,460,000	1,727,939
2/01/32	2,000,000	2,354,380
2/01/33	1,700,000	1,989,340
2/01/34	1,805,000	2,099,702
2/01/35	1,000,000	1,159,820
Lakeville GO, Refunding, Series B,
4.00%, 2/01/21	1,000,000	1,139,290
3.00%, 2/01/30	4,690,000	4,792,101
Lakeville ISD No. 194 GO,
Alternative Facilities, Series B, 3.00%, 2/01/25	3,560,000	3,771,784
School Building, Refunding, Series B, Assured Guaranty, 5.00%, 2/01/17	5,750,000	5,989,775
School Building, Refunding, Series D, 4.25%, 2/01/24	7,000,000	7,100,030
Maple Grove GO, Improvement, Refunding, Series A, 4.00%,
2/01/21	2,100,000	2,402,253
2/01/22	2,470,000	2,852,801
Metropolitan Council Minneapolis-St. Paul Metropolitan Area GO, Wastewater, Series C, 5.00%,
3/01/24	6,250,000	7,870,750
Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue, Children’s Hospitals and
Clinics, Series A-1, AGMC Insured, 5.00%, 8/15/34	1,000,000	1,104,830
Minneapolis GO, Various Purpose, Refunding, 4.00%, 12/01/25	3,500,000	3,582,670
Minneapolis Health Care System Revenue, Fairview Health Services,
Refunding, Series A, 5.00%, 11/15/44	10,000,000	11,163,200
Series B, Assured Guaranty, 6.50%, 11/15/38	29,485,000	32,789,679
Series B, Assured Guaranty, Pre-Refunded, 6.50%, 11/15/38	5,515,000	6,327,304
Minneapolis-St. Paul Metropolitan Airports Commission Airport Revenue,
senior bond, Refunding, Series A, 5.00%, 1/01/35	9,295,000	10,489,500
senior bond, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/20	5,400,000	5,600,448
senior bond, Refunding, Series A, BHAC Insured, 5.00%, 1/01/23	14,800,000	15,345,528

98 Annual Report

franklintempleton.com

F R A N K L I N	T A X - F R E E T R U S T
S T A T E M E N T	O F I N V E S T M E N T S

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Minneapolis-St. Paul Metropolitan Airports Commission Airport Revenue, (continued)
senior bond, Refunding, Series A, BHAC Insured, 5.00%, 1/01/26	$10,000,000	$10,370,300
Subordinate Airport, Refunding, Series B, 5.00%, 1/01/26	1,250,000	1,473,363
Subordinate Airport, Refunding, Series B, 5.00%, 1/01/27	1,500,000	1,759,860
Subordinate Airport, Refunding, Series B, 5.00%, 1/01/28	2,250,000	2,618,167
Minnesota Agricultural and Economic Development Board Revenue, Health Care Facilities, Essentia
Health Obligated Group,
Series C-1, Assured Guaranty, 5.00%, 2/15/30	14,600,000	16,056,934
Series E, Assured Guaranty, 5.00%, 2/15/37	20,600,000	21,739,386
Minnesota Public Facilities Authority State Revenue, Revolving Fund,
Refunding, Series A, 5.00%, 3/01/24	17,010,000	21,319,313
Series C, Pre-Refunded, 5.00%, 3/01/26	16,530,000	19,232,655
Minnesota State 911 Revenue, Public Safety Radio Communication System Project,
Assured Guaranty,
4.50%, 6/01/22	1,000,000	1,114,160
4.50%, 6/01/24	3,745,000	4,167,436
5.00%, 6/01/24	3,000,000	3,278,280
Minnesota State Colleges and Universities Revenue, Board of Trustees, Fund,
Refunding, Series A, 5.00%, 10/01/22	1,410,000	1,725,911
Series A, 4.00%, 10/01/24	1,535,000	1,756,900
Series A, 5.00%, 10/01/28	2,135,000	2,527,114
Series A, 4.625%, 10/01/29	6,615,000	7,376,519
Minnesota State COP, Legislative Office Facility Project, 5.00%, 6/01/36	4,115,000	4,734,678
Minnesota State General Fund Revenue, Appropriation,
Refunding, Series A, 4.00%, 3/01/26	4,000,000	4,457,000
Refunding, Series A, 3.00%, 3/01/30	2,000,000	2,013,120
Refunding, Series B, 5.00%, 3/01/22	1,530,000	1,853,473
Series A, 5.00%, 6/01/32	7,000,000	8,137,640
Series A, 5.00%, 6/01/38	8,500,000	9,599,135
Minnesota State GO,
Highway and Various Purpose, AGMC Insured, 5.00%, 8/01/22	1,000,000	1,062,610
Highway and Various Purpose, AGMC Insured, 5.00%, 8/01/25	10,000,000	10,626,100
Highway and Various Purpose, Pre-Refunded, 5.00%, 8/01/23	3,000,000	3,185,640
NATL Insured, Pre-Refunded, 5.00%, 6/01/26	10,000,000	10,115,000
Various Purpose, Refunding, Series F, 4.00%, 10/01/24	12,720,000	14,821,217
Various Purpose, Refunding, Series F, 4.00%, 10/01/25	15,000,000	17,339,250
Various Purpose, Refunding, Series H, 5.00%, 11/01/27	2,500,000	2,852,750
Various Purpose, Series A, 4.25%, 12/01/27	5,000,000	5,556,700
Various Purpose, Series A, 4.50%, 12/01/28	15,540,000	17,442,407
Minnesota State HFA Homeownership Finance Revenue, MBS Program,
Series E, GNMA Secured, 4.45%, 7/01/31	3,585,000	3,787,481
Series G, GNMA Secured, 4.00%, 7/01/26	1,890,000	2,025,381
Series G, GNMA Secured, 4.40%, 7/01/32	3,175,000	3,433,699
Minnesota State HFAR,
Nonprofit Housing State Appropriation, 4.00%, 8/01/29	3,675,000	3,945,076
Nonprofit Housing State Appropriation, 5.00%, 8/01/31	2,225,000	2,633,354
Residential Housing Finance, Series E, 4.90%, 7/01/29	7,800,000	8,126,118
Residential Housing Finance, Series E, 5.10%, 1/01/40	7,350,000	7,615,408
Minnesota State Higher Education Facilities Authority Revenue,
Carleton College, Series 7-D, 5.00%, 3/01/40	4,000,000	4,420,840
Macalester College, Series 7-I, 5.00%, 6/01/35	5,000,000	5,690,400

franklintempleton.com

Annual Report

F R A N K L I N T A X - F R E E T R U S T
S T A T E M E N T O F I N V E S T M E N T S

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Minnesota State Higher Education Facilities Authority Revenue, (continued)
[a] University of St. Thomas, Refunding, Series 8-L, 5.00%, 4/01/35	$750,000	$878,003
[a] University of St. Thomas, Refunding, Series 8-M, 4.00%, 4/01/22	1,215,000	1,394,905
University of St. Thomas, Series 6-X, Pre-Refunded, 5.00%, 4/01/29	2,250,000	2,358,697
University of St. Thomas, Series 6-X, Pre-Refunded, 5.25%, 4/01/39	10,000,000	10,509,900
University of St. Thomas, Series 7-A, 5.00%, 10/01/29	5,420,000	6,139,126
University of St. Thomas, Series 7-A, 5.00%, 10/01/39	4,485,000	4,983,373
[a] University of St. Thomas, Series 8-L, 4.00%, 4/01/31	4,200,000	4,615,968
Minnesota State Municipal Power Agency Electric Revenue,
Refunding, Series A, 4.00%, 10/01/31	1,265,000	1,370,982
Refunding, Series A, 4.00%, 10/01/32	1,200,000	1,292,028
Refunding, Series A, 4.00%, 10/01/33	1,000,000	1,072,770
Refunding, Series A, 5.00%, 10/01/34	1,000,000	1,163,390
Refunding, Series A, 5.00%, 10/01/35	1,005,000	1,165,066
Series A, 5.25%, 10/01/35	12,000,000	13,874,160
Minnesota State Public Facilities Authority Clean Water Revenue,
Series A, Pre-Refunded, 5.00%, 3/01/24	6,900,000	7,212,570
Series B, Pre-Refunded, 4.75%, 3/01/27	5,000,000	5,214,100
New Brighton GO, Tax Increment, Series A, NATL Insured, 5.00%, 2/01/32	5,110,000	5,312,049
New London Spicer ISD No. 345 GO, School Building, Series A, 4.00%,
2/01/28	1,160,000	1,323,920
2/01/29	1,095,000	1,232,236
2/01/31	1,300,000	1,441,297
New Prague ISD No. 721 GO, School Building, Minnesota School District Credit Enhancement
Program, Refunding, Series A, 4.00%,
2/01/22	3,090,000	3,502,978
2/01/23	3,045,000	3,434,882
2/01/24	3,245,000	3,645,693
2/01/25	3,300,000	3,697,485
Northern Municipal Power Agency Electric System Revenue,
Refunding, Series A, Assured Guaranty, 5.00%, 1/01/21	1,505,000	1,612,608
Series A, 5.00%, 1/01/30	1,190,000	1,359,575
Series A, AMBAC Insured, 5.00%, 1/01/26	2,000,000	2,141,100
Northfield ISD No. 659 GO, School Building, Refunding, Series A, 4.00%, 2/01/20	3,420,000	3,744,661
[a] Perham ISD No. 549 GO, Perham Dent Public Schools, School Building, Series A, 4.00%,
2/01/27	715,000	802,888
2/01/28	1,045,000	1,166,241
2/01/29	500,000	553,075
Ramsey GO, Capital Improvement Plan, Refunding, Series A,
3.00%, 12/15/28	1,105,000	1,132,758
3.375%, 12/15/31	1,215,000	1,276,564
Rochester Electricity Utility Revenue, Series B, 5.00%, 12/01/43	1,000,000	1,141,710
Rochester Health Care Facilities Revenue, Mayo Clinic,
Mandatory Put 11/15/21, Series C, 4.50%, 11/15/38	17,860,000	20,968,354
Series D, 5.00%, 11/15/38	5,000,000	5,618,650
Series E, 5.00%, 11/15/38	20,000,000	22,474,600
Rosemount ISD No. 196 GO, School Building, Refunding, Series C, 4.00%,
2/01/21	1,365,000	1,558,653
2/01/22	2,380,000	2,750,328
Scott County GO, Capital Improvement Plan, Series A, AMBAC Insured, 5.00%, 12/01/27	5,590,000	5,985,716
[a] South Washington County ISD No. 833 GO, School Building, Series A, 4.00%, 2/01/30	9,640,000	10,812,320

100 Annual Report

franklintempleton.com

F R A N K L I N	T A X - F R E E T R U S T
S T A T E M E N T	O F I N V E S T M E N T S

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/19	$5,875,000	$5,711,616
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/20	14,035,000	13,411,846
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/23	4,000,000	3,527,400
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/26	5,395,000	4,254,983
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/27	6,600,000	4,994,946
Capital Appreciation, Refunding, Series C, AMBAC Insured, zero cpn., 1/01/18	15,935,000	15,698,365
Refunding, Series A, 5.00%, 1/01/46	9,345,000	10,770,486
Series A, NATL Insured, Pre-Refunded, 5.75%, 1/01/18	425,000	434,597
Series A, Pre-Refunded, 5.00%, 1/01/21	1,000,000	1,118,680
Series A, Pre-Refunded, 5.00%, 1/01/22	2,060,000	2,304,481
Series A, Pre-Refunded, 5.50%, 1/01/24	1,000,000	1,132,650
Series A, Pre-Refunded, 5.25%, 1/01/30	2,000,000	2,251,340
St. Cloud Health Care Revenue, CentraCare Health System Project,
Series A, 5.125%, 5/01/30	10,000,000	11,331,300
Series D, Assured Guaranty, 5.375%, 5/01/31	1,000,000	1,107,720
Series D, Assured Guaranty, 5.50%, 5/01/39	27,400,000	30,296,180
St. Cloud Public Schools ISD No. 742 GO, Series A, 4.00%,
2/01/28	2,080,000	2,356,245
2/01/29	1,000,000	1,122,540
St. Michael ISD No. 885 GO, Refunding, Series A, 4.25%, 2/01/32	10,295,000	11,338,604
St. Paul Housing and RDA Health Care System Revenue, Allina Health System,
Refunding, Series A-1, 5.25%, 11/15/29	5,000,000	5,662,650
Series A, NATL Insured, 5.00%, 11/15/22	5,000,000	5,353,800
St. Paul ISD No. 625 GO, School Building, Minnesota School District Credit Enhancement Program,
Refunding, Series B, 5.00%, 2/01/24	2,925,000	3,588,214
Series A, 3.00%, 2/01/30	1,385,000	1,407,160
Series A, 3.00%, 2/01/31	1,195,000	1,206,424
Series A, AGMC Insured, 5.00%, 2/01/24	1,615,000	1,678,405
Series A, AGMC Insured, 5.00%, 2/01/25	1,675,000	1,740,761
Series A, AGMC Insured, 5.00%, 2/01/26	1,745,000	1,813,509
St. Paul Sales Tax Revenue,
Series G, 5.00%, 11/01/31	1,000,000	1,164,780
Series G, 5.00%, 11/01/32	1,000,000	1,157,290
sub. bond, Series A, XLCA Insured, 5.00%, 11/01/30	7,360,000	7,841,197
University of Minnesota Regents GO,
Series A, 4.00%, 2/01/26	2,425,000	2,733,242
Series A, 5.25%, 4/01/29	1,000,000	1,133,380
Series A, 5.125%, 4/01/34	1,000,000	1,119,210
Series B, 5.00%, 1/01/38	4,500,000	5,222,295
University of Minnesota Regents Revenue, State Supported Biomedical Science Research Facilities
Funding Program, Series B, 5.00%, 8/01/36	5,000,000	5,843,850
University of Minnesota Revenue, Special Purpose, State Supported Stadium Debt, Refunding,
Series A, 5.00%, 8/01/28	7,225,000	8,915,361
Waconia ISD No. 110 GO, School Building, Refunding, Series B, 4.125%, 2/01/22	3,000,000	3,228,750
Western Minnesota Municipal Power Agency Revenue,
Refunding, Series A, 5.00%, 1/01/24	5,000,000	6,041,400
Refunding, Series A, 5.00%, 1/01/25	3,370,000	4,040,697
Refunding, Series A, 5.00%, 1/01/29	1,200,000	1,412,736
Refunding, Series A, 5.00%, 1/01/35	3,000,000	3,574,860
Refunding, Series A, 5.00%, 1/01/36	2,035,000	2,413,408

franklintempleton.com

Annual Report

F R A N K L I N T A X - F R E E T R U S T
S T A T E M E N T O F I N V E S T M E N T S

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Western Minnesota Municipal Power Agency Revenue, (continued)
Series A, 5.00%, 1/01/20	$3,725,000	$4,290,716
Series A, 5.00%, 1/01/40	8,075,000	9,272,845
Series A, 5.00%, 1/01/46	11,870,000	13,559,338
Series A, AGMC Insured, Pre-Refunded, 5.00%, 1/01/36	6,000,000	6,225,780
Willmar GO, Rice Memorial Hospital Project, Refunding, Series A, 3.00%,
2/01/28	2,150,000	2,196,354
2/01/29	1,000,000	1,017,850
Total Municipal Bonds (Cost $983,238,311) 98.4%		1,053,445,488
Other Assets, less Liabilities 1.6%		17,358,560
Net Assets 100.0%		$1,070,804,048

See Abbreviations on page 151.

aSecurity purchased on a when-issued basis. See Note 1(b).

102 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			F R A N K L I N	T A X - F R E E T R U S T

Financial Highlights
Franklin Ohio Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.91	$12.44	$13.12	$12.96	$11.99
Income from investment operations[b]:
Net investment income[c]	0.44	0.46	0.48	0.48	0.51
Net realized and unrealized gains (losses)	(0.01)	0.49	(0.71)	0.15	0.97
Total from investment operations	0.43	0.95	(0.23)	0.63	1.48
Less distributions from net investment income	(0.44)	(0.48)	(0.45)	(0.47)	(0.51)
Net asset value, end of year	$12.90	$12.91	$12.44	$13.12	$12.96

Total return[d]	3.43%	7.76%	(1.69)%	4.96%	12.61%

Ratios to average net assets
Expenses	0.63%	0.63%	0.63%	0.63%	0.63%
Net investment income	3.41%	3.65%	3.86%	3.69%	4.07%

Supplemental data
Net assets, end of year (000’s)	$1,186,318	$1,160,630	$1,144,885	$1,445,535	$1,305,046
Portfolio turnover rate	6.53%	13.88%	8.78%	9.69%	10.70%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 103

F R A N K L I N	T A X - F R E E T R U S T
F I N A N C I A L	H I G H L I G H T S

Franklin Ohio Tax-Free Income Fund (continued)
			Year Ended February 28,
		2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year		$13.07	$12.58	$13.27	$13.10	$12.11
Income from investment operations[b]:
Net investment income[c]		0.37	0.40	0.42	0.42	0.44
Net realized and unrealized gains (losses)		(0.01)	0.50	(0.73)	0.15	0.99
Total from investment operations		0.36	0.90	(0.31)	0.57	1.43
Less distributions from net investment income		(0.37)	(0.41)	(0.38)	(0.40)	(0.44)
Net asset value, end of year		$13.06	$13.07	$12.58	$13.27	$13.10

Total return[d]		2.82%	7.25%	(2.28)%	4.41%	12.05%

Ratios to average net assets
Expenses		1.18%	1.18%	1.18%	1.18%	1.18%
Net investment income		2.86%	3.10%	3.31%	3.14%	3.52%

Supplemental data
Net assets, end of year (000’s)		$322,560	$312,055	$301,447	$416,262	$346,117
Portfolio turnover rate		6.53%	13.88%	8.78%	9.69%	10.70%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

104 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			F R A N K L I N	T A X - F R E E	T R U S T
			F I N A N C I A L H I G H L I G H T S

Franklin Ohio Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.92	$12.44	$13.12	$12.96	$11.99
Income from investment operations[b]:
Net investment income[c]	0.45	0.48	0.49	0.50	0.52
Net realized and unrealized gains (losses)	(0.01)	0.49	(0.71)	0.15	0.97
Total from investment operations	0.44	0.97	(0.22)	0.65	1.49
Less distributions from net investment income	(0.45)	(0.49)	(0.46)	(0.49)	(0.52)
Net asset value, end of year	$12.91	$12.92	$12.44	$13.12	$12.96

Total return	3.53%	7.95%	(1.59)%	5.07%	12.72%

Ratios to average net assets
Expenses	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income	3.51%	3.75%	3.96%	3.79%	4.17%

Supplemental data
Net assets, end of year (000’s)	$80,279	$73,386	$37,153	$45,364	$36,127
Portfolio turnover rate	6.53%	13.88%	8.78%	9.69%	10.70%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 105

F R A N K L I N T A X - F R E E T R U S T

Statement of Investments, February 29, 2016

Franklin Ohio Tax-Free Income Fund

	Principal
	Amount	Value
Municipal Bonds 98.8%
Ohio 98.8%
Allen County Hospital Facilities Revenue, Catholic Healthcare Partners, Refunding,
Series A, 5.25%, 6/01/38	$15,000,000	$16,759,800
Series B, 5.25%, 9/01/27	7,570,000	8,760,080
American Municipal Power-Ohio Inc. Revenue, Prairie State Energy Campus Project,
Refunding, Series A, 5.00%, 2/15/28	5,000,000	5,923,800
Refunding, Series A, Assured Guaranty, 5.25%, 2/15/33	1,725,000	1,858,550
Refunding, Series A, BHAC Insured, 5.00%, 2/15/38	1,275,000	1,361,190
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 2/15/33	28,275,000	30,808,440
Series A, BHAC Insured, Pre-Refunded, 5.00%, 2/15/38	20,725,000	22,481,651
Ashland City School District GO, Classroom Facilities and School Improvement, Series 2, 4.00%,
11/01/49	6,685,000	6,766,557
Bath Local School District GO, School Improvement, AGMC Insured,
4.00%, 12/01/44	1,295,000	1,333,889
5.00%, 12/01/49	5,380,000	5,720,016
Beaver Local School District GO, School Facilities, 4.00%, 12/01/40	3,000,000	3,108,930
Brookfield Local School District GO, School Facilities Improvement, AGMC Insured, 5.25%,
1/15/36	1,300,000	1,399,645
Brooklyn City School District GO, School Improvement,
AGMC Insured, 5.25%, 12/01/43	3,000,000	3,421,620
Refunding, AGMC Insured, 5.50%, 12/01/49	7,780,000	8,780,586
Butler County GO, Various Purpose, NATL Insured, Pre-Refunded, 5.00%, 12/01/26	2,130,000	2,202,590
Butler County Hospital Facilities Revenue, Kettering Health Network Obligated Group Project,
6.375%, 4/01/36	5,000,000	5,942,050
5.625%, 4/01/41	5,000,000	5,628,850
Canal Winchester Local School District GO, Capital Appreciation, NATL Insured, zero cpn.,
12/01/32	3,955,000	2,245,214
12/01/33	2,000,000	1,090,000
Central Solid Waste Authority GO,
Improvement and Refunding, Solid Waste Facilities, 4.00%, 12/01/32	15,440,000	16,558,319
Improvement, Solid Waste Facilities, Pre-Refunded, 4.00%, 12/01/32	1,505,000	1,758,758
Chillicothe City School District GO, Capital Appreciation, School Improvement, Refunding, NATL
Insured, zero cpn.,
12/01/22	1,905,000	1,641,443
12/01/23	1,905,000	1,595,799
12/01/24	1,905,000	1,530,363
Cincinnati City School District COP, School Improvement Project, AGMC Insured, Pre-Refunded,
5.00%,
12/15/26	7,310,000	7,569,140
12/15/27	7,000,000	7,248,151
Cincinnati City School District GO, Classroom Facilities Construction and Improvement, Refunding,
NATL Insured, 5.25%,
12/01/27	14,900,000	19,134,878
12/01/28	8,180,000	10,569,951
Cincinnati GO, Various Purpose, Improvement and Refunding, Series A,
5.00%, 12/01/18	2,000,000	2,228,700
5.00%, 12/01/19	5,925,000	6,812,684
5.25%, 12/01/40	6,500,000	7,672,795
City of Akron Income Tax Revenue, Community Learning Centers,
5.00%, 12/01/33	4,250,000	4,981,213
Series A, 4.50%, 12/01/33	10,000,000	11,089,700
City of Akron Waterworks System Mortgage Revenue, Refunding and Improvement, Assured
Guaranty, 5.00%, 3/01/34	1,000,000	1,086,170

106 Annual Report

franklintempleton.com

F R A N K L I N	T A X - F R E E T R U S T
S T A T E M E N T	O F I N V E S T M E N T S

Franklin Ohio Tax-Free Income Fund (continued)

		Principal
		Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Cleveland Airport System Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 1/01/30		$3,000,000	$3,369,660
Refunding, Series A, AGMC Insured, 5.00%, 1/01/31		1,500,000	1,679,685
Series C, AGMC Insured, Pre-Refunded, 5.00%, 1/01/26		9,500,000	9,857,485
Series C, AGMC Insured, Pre-Refunded, 5.00%, 1/01/31		11,250,000	11,673,337
Series C, Assured Guaranty, 5.00%, 1/01/27		27,385,000	30,124,595
Cleveland GO, Various Purpose, Refunding, 5.00%, 12/01/30		3,000,000	3,544,350
Cleveland Municipal School District GO, School Improvement, Refunding, 5.00%,
12/01/25		3,600,000	4,371,804
12/01/27		1,000,000	1,210,120
Cleveland Public Power System Revenue,
Capital Appreciation, Series B-2, NATL Insured, zero cpn., 11/15/38		10,000,000	3,999,900
Series B-1, NATL Insured, 5.00%, 11/15/28		2,000,000	2,163,580
Series B-1, NATL Insured, 5.00%, 11/15/38		10,000,000	10,720,600
Columbus GO, Various Purpose, Series A, 5.00%,
2/15/23		14,365,000	17,810,589
2/15/24		12,655,000	15,865,700
2/15/25		5,000,000	6,226,300
Columbus Metropolitan Library Special Obligation Revenue, Library Fund Facilities Notes, Series 1,
4.00	%,
12/01/27		3,765,000	4,156,221
12/01/28		2,970,000	3,255,863
12/01/29		4,125,000	4,494,600
12/01/37		6,620,000	6,865,933
Columbus Sewerage System Revenue, Refunding,
5.00%, 6/01/29		5,000,000	6,272,450
4.00%, 6/01/31		15,000,000	16,620,300
Coventry Local School District GO, School Improvement, 5.25%, 11/01/47		5,000,000	5,365,900
Cuyahoga Community College District General Receipts Revenue, Series D, 5.00%, 8/01/32		2,310,000	2,700,760
Cuyahoga County EDR, Recovery Zone Facility, Medical Mart/Convention Center Project, Series F,
5.00%, 12/01/27		15,000,000	17,727,300
Cuyahoga County Excise Tax Revenue, Excise Tax, Sports Facilities Improvement Project, 5.00%,
12/01/24		1,000,000	1,224,660
12/01/25		500,000	607,505
Dayton City School District GO, Refunding, 5.00%, 11/01/30		5,000,000	6,363,600
Dayton Metro Library GO, Library Improvement, Series A, 4.75%, 12/01/38		20,000,000	22,133,800
Defiance City School District GO, Various Purpose, 5.00%, 12/01/46		6,635,000	7,435,181
Delaware City School District GO, School Facilities Construction and Improvement, 5.75%,
12/01/49		6,000,000	6,973,560
Delaware General Income Tax Special Obligation, 4.75%, 12/01/37		4,000,000	4,449,920
Dublin City School District GO, Capital Appreciation, NATL Insured, zero cpn., 12/01/16		4,635,000	4,598,986
Fairborn City School District GO, School Improvement, AGMC Insured, Pre-Refunded, 5.00%,
12/01/23		1,205,000	1,218,701
12/01/24		1,265,000	1,279,383
12/01/25		1,330,000	1,345,122
Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue Anticipation,
Refunding, 5.00%, 12/01/35		20,000,000	23,340,200
Franklin County Hospital Revenue, Improvement, Nationwide Children’s Hospital Project, 5.25%,
11/01/40		15,000,000	16,650,600
Greene County Hospital Facilities Revenue, Kettering Health Network Obligated Group Project,
5.50%, 4/01/39		12,930,000	14,200,890

franklintempleton.com

Annual Report

F R A N K L I N T A X - F R E E T R U S T
S T A T E M E N T O F I N V E S T M E N T S

Franklin Ohio Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Greenville City School District GO, School Improvement, 5.25%, 1/01/41	$2,000,000	$2,311,740
Groveport-Madison Local School District GO, School Facilities Construction and Improvement,
5.00%, 10/01/44	6,205,000	6,932,846
Hamilton County Sales Tax Revenue, Subordinate, Refunding, Series A,
AGMC Insured, 5.00%, 12/01/32	35,080,000	36,082,937
Assured Guaranty, 5.00%, 12/01/32	10,000,000	10,285,900
Hamilton County Sewer System Revenue, The Metropolitan Sewer District of Greater Cincinnati,
Refunding, Series A, 5.00%, 12/01/27	6,875,000	8,441,400
Hamilton County Student Housing Revenue, Stratford Heights Project, University of Cincinnati,
Refunding, AGMC Insured,
5.00%, 6/01/30	7,000,000	7,712,180
4.75%, 6/01/39	7,000,000	7,421,400
Hilliard School District GO, Capital Appreciation, School Construction, Refunding, NATL Insured,
zero cpn.,
12/01/19	2,190,000	2,075,441
12/01/20	4,525,000	4,189,562
Huber Heights City School District GO, School Improvement, Refunding, 5.00%,
12/01/33	4,500,000	5,074,830
12/01/36	5,000,000	5,609,550
Ironton City School District GO, Lawrence County, School Improvement, Unlimited Tax, NATL
Insured, Pre-Refunded, 5.00%, 12/01/34	5,130,000	5,304,830
Ironton Sewer Revenue, System Improvement, AGMC Insured, 5.25%, 12/01/40	2,500,000	2,771,425
JobsOhio Beverage System Statewide Liquor Profits Revenue, senior lien, Series A, 5.00%,
1/01/38	26,010,000	29,421,992
Kent State University Revenues, General Receipts, Series B, Assured Guaranty, 4.25%, 5/01/31	2,395,000	2,529,048
Kings Local School District GO, School Improvement, NATL Insured, Pre-Refunded, 5.00%,
12/01/33	10,000,000	10,764,100
Lakewood City School District GO,
School Facilities Improvement, NATL Insured, Pre-Refunded, 5.00%, 12/01/30	9,170,000	9,870,680
School Facilities Improvement, NATL Insured, Pre-Refunded, 4.50%, 12/01/34	6,000,000	6,406,500
School Facilities Improvement, Refunding, Series A, 5.00%, 11/01/43	10,895,000	12,341,965
School Improvement, Refunding, AGMC Insured, 4.50%, 12/01/31	1,000,000	1,055,710
Lakota Local School District GO, Refunding,
Series A, NATL Insured, 5.25%, 12/01/26	2,000,000	2,567,560
Series C, 5.00%, 12/01/30	4,035,000	4,826,304
Lancaster City School District GO, School Facilities Construction and Improvement, 5.00%,
10/01/49	10,000,000	10,991,400
Little Miami Local School District GO,
Refunding, AGMC Insured, 4.50%, 12/01/34	14,255,000	14,731,545
School Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/34	4,000,000	4,136,320
Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding,
Series C-1, AGMC Insured, 5.00%, 4/01/33	19,410,000	20,727,551
Series C-2, AGMC Insured, 5.00%, 4/01/33	8,000,000	8,543,680
Lucas County GO, Various Purpose, 4.50%, 10/01/35	10,685,000	11,422,372
Lucas-Plaza HDC Revenue, FHA Plaza, Refunding, ETM, zero cpn., 6/01/24	35,230,000	30,144,197
Madeira City School District GO, School Improvement, Refunding, AGMC Insured, 5.25%,
12/01/32	9,605,000	12,599,935
Mahoning County Career and Technical Center Board of Education COP, Series B, 4.75%,
12/01/36	3,500,000	3,684,485
Mahoning County Hospital Facilities Revenue, Western Reserve Care System Project, NATL
Insured, ETM, 5.50%, 10/15/25	4,750,000	5,700,190

108 Annual Report

franklintempleton.com

F R A N K L I N	T A X - F R E E T R U S T
S T A T E M E N T	O F I N V E S T M E N T S

Franklin Ohio Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Maple Heights City School District GO, School Facilities Improvement, Pre-Refunded, 5.00%,
1/15/37	$10,000,000	$10,392,330
Marysville Exempted Village School District GO, Capital Appreciation, Refunding, NATL Insured,
zero cpn.,
12/01/20	1,000,000	921,520
12/01/21	1,000,000	896,550
Marysville Wastewater Treatment System Revenue,
Assured Guaranty, 4.25%, 12/01/27	1,170,000	1,229,319
Assured Guaranty, 4.75%, 12/01/47	5,000,000	5,137,100
Refunding, Assured Guaranty, 4.75%, 12/01/46	14,205,000	14,587,114
Refunding, BAM Insured, 4.00%, 12/01/40	3,015,000	3,109,219
Refunding, BAM Insured, 5.00%, 12/01/47	5,035,000	5,603,452
Marysville Water System Mortgage Revenue, AMBAC Insured, 5.00%, 12/01/32	1,250,000	1,333,525
Medina School District COP, School Facilities Project, Assured Guaranty, Pre-Refunded, 5.25%,
12/01/31	5,725,000	6,309,408
Miami University Revenue, General Receipts, Refunding, 5.00%,
9/01/31	4,000,000	4,594,520
9/01/31	2,320,000	2,741,938
9/01/34	3,500,000	4,078,515
Middletown City School District GO, School Improvement, 5.25%,
12/01/40	2,625,000	3,072,143
12/01/48	15,000,000	17,273,550
Monroe Local School District GO, School Improvement, Refunding, AMBAC Insured, 4.50%,
12/01/29	3,115,000	3,152,255
Montgomery County Revenue, Catholic Health Initiatives,
Refunding, Series A, 5.50%, 5/01/34	12,500,000	13,882,125
Refunding, Series A, 5.00%, 5/01/39	10,000,000	10,780,300
Series C-1, AGMC Insured, Pre-Refunded, 5.00%, 10/01/41	10,000,000	10,930,600
Napoleon City School District GO, School Facilities Construction and Improvement, 5.00%,
12/01/49	11,460,000	12,489,910
New Albany Community Authority Community Facilities Revenue, Refunding, Series C, 5.00%,
10/01/23	1,100,000	1,320,440
10/01/24	1,250,000	1,495,350
New Albany Plain Local School District GO, School Improvement, Refunding, 4.00%, 12/01/49	10,000,000	10,285,500
Northeast Ohio Medical University General Receipts Revenue, 5.00%, 12/01/42	13,445,000	14,370,016
Northeast Regional Sewer District Revenue, Wastewater Improvement, Refunding, 5.00%,
11/15/32	5,500,000	6,568,925
Northmont City School District GO, School Improvement, Series A, 5.00%, 11/01/49	5,130,000	5,596,112
Northwest Local School District Hamilton and Butler Counties GO, School Improvement, 5.00%,
12/01/45	3,760,000	4,284,445
Ohio Center for Local Government Capital Asset Financing Program Fractionalized Interests GO,
AGMC Insured,
4.875%, 12/01/18	252,872	253,360
5.25%, 12/01/23	540,000	541,177
Ohio HFA Capital Fund Revenue, Series A, AGMC Insured, 5.00%, 4/01/27	5,545,000	5,789,479
Ohio State Air Quality Development Authority Revenue, Environmental Improvement, Buckeye Power
Inc. Project, 6.00%, 12/01/40	6,020,000	7,194,923
[a] Ohio State GO, Refunding, Series A, 5.00%, 9/01/28	5,465,000	7,098,980
Ohio State Higher Educational Facility Commission Revenue,
Denison University Project, Refunding and Improvement, 5.00%, 11/01/26	1,445,000	1,718,119
Higher Educational Facility, Xavier University Project, 5.00%, 5/01/40	14,500,000	15,797,750

franklintempleton.com

Annual Report

F R A N K L I N T A X - F R E E T R U S T
S T A T E M E N T O F I N V E S T M E N T S

Franklin Ohio Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Ohio State Higher Educational Facility Commission Revenue, (continued)
Higher Educational Facility, Xavier University Project, Assured Guaranty, Pre-Refunded, 5.00%,
5/01/23	$3,385,000	$3,411,301
Higher Educational Facility, Xavier University Project, Assured Guaranty, Pre-Refunded, 5.00%,
5/01/24	2,000,000	2,015,540
Kenyon College Project, Refunding, 5.25%, 7/01/44	30,000,000	33,849,300
Summa Health System, 2010 Project, Refunding, AGMC Insured, 5.25%, 11/15/40	21,805,000	24,016,027
Summa Health System, AGMC Insured, 5.75%, 11/15/40	4,500,000	5,156,865
University Hospital, BHAC Insured, 4.75%, 1/15/36	10,000,000	10,241,000
University Hospital, BHAC Insured, 4.75%, 1/15/46	25,000,000	25,366,250
University Hospital, BHAC Insured, 5.25%, 1/15/46	13,500,000	13,812,390
Ohio State Higher Educational Facility Revenue, Case Western Reserve University Project,
Refunding, NATL Insured, 5.00%, 12/01/44	7,500,000	7,703,100
Ohio State Turnpike and Infrastructure Commission Revenue, Infrastructure Projects, junior lien,
Series A-1, 5.25%, 2/15/33	4,200,000	4,961,964
Ohio State Water Development Authority Water PCR, Series A, 5.00%,
12/01/25	6,350,000	8,152,003
6/01/26	10,000,000	12,862,400
Olentangy Local School District GO,
AGMC Insured, Pre-Refunded, 5.00%, 12/01/30	1,745,000	1,764,841
Delaware and Franklin Counties, AGMC Insured, Pre-Refunded, 4.50%, 12/01/33	10,000,000	10,101,500
Refunding, Series A, AGMC Insured, 4.50%, 12/01/32	4,855,000	4,981,764
School Facilities Construction and Improvement, Assured Guaranty, Pre-Refunded, 5.00%,
12/01/36	7,505,000	8,229,383
Series A, AGMC Insured, Pre-Refunded, 4.50%, 12/01/32	6,445,000	6,640,670
Perrysburg Exempted Village School GO, 5.00%, 12/01/38	3,225,000	3,685,724
Princeton City School District COP, Board of Education, School Facilities Project, 4.50%, 12/01/41	3,000,000	3,188,460
Princeton City School District GO, School Improvement,
Capital Appreciation, Refunding, zero cpn., 12/01/40	6,000,000	2,463,540
Capital Appreciation, Refunding, zero cpn., 12/01/41	6,000,000	2,340,720
Refunding, 5.00%, 12/01/39	12,000,000	13,863,360
Reynoldsburg City School District GO, School Facilities Construction, AGMC Insured, Pre-Refunded,
5.00%, 12/01/32	3,000,000	3,293,100
Ross County Hospital Revenue, Facilities, Adena Health System, Refunding, Assured Guaranty,
5.25%, 12/01/38	15,000,000	16,219,800
Shawnee State University Revenue, General Receipts, NATL Insured, 5.00%, 6/01/28	5,780,000	6,035,707
Sheffield Lake City School District GO, School Improvement, 5.00%, 12/01/37	9,635,000	10,794,669
South-Western City School District of Ohio Franklin and Pickaway Counties GO, School Facilities
Construction and Improvement, 4.00%, 12/01/42	10,000,000	10,283,500
Springboro Community City School District GO, Refunding, AGMC Insured, 5.25%,
12/01/27	5,175,000	6,633,677
12/01/28	2,000,000	2,579,280
St. Bernard Income Tax Revenue, Various Purpose, Special Obligations, AGMC Insured, 5.00%,
12/01/43	3,760,000	4,179,917
St. Mary’s City School District GO, School Facilities Construction and Improvement, AGMC Insured,
5.00%, 12/01/35	700,000	755,153
Pre-Refunded, 5.00%, 12/01/35	2,800,000	3,073,560
Strongsville City School District GO, School Improvement, 4.00%, 12/01/45	17,515,000	17,909,438
Summit County Port Authority Lease Revenue, The University of Akron Student Housing Project,
6.00%, 1/01/42	11,580,000	13,631,050
Switzerland of Local School District GO, School Improvement, Refunding, 4.00%, 12/01/37	5,500,000	5,789,575

110 Annual Report

franklintempleton.com

F R A N K L I N	T A X - F R E E T R U S T
S T A T E M E N T	O F I N V E S T M E N T S

Franklin Ohio Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Sylvania City School District GO,
Refunding, BAM Insured, 5.00%, 12/01/36	$9,700,000	$11,204,858
School Improvement, Assured Guaranty, Pre-Refunded, 5.25%, 12/01/36	7,660,000	8,108,799
Three Rivers Local School District GO, Refunding, 5.00%, 12/01/39	5,885,000	6,720,905
Toledo City School District GO, School Facilities Improvement,
Pre-Refunded, 5.375%, 12/01/35	4,565,000	5,141,377
Refunding, Series B, 5.00%, 12/01/32	7,830,000	9,006,223
Toledo GO,
Capital Improvement, Refunding, Assured Guaranty, 5.00%, 12/01/29	2,500,000	2,825,200
Various Purpose Improvement, Refunding, AGMC Insured, 5.00%, 12/01/28	3,000,000	3,491,850
Toledo Special Obligation, Industrial Development, Vehicle Storage Project, AMBAC Insured, 5.25%,
12/01/26	1,500,000	1,548,735
Toledo Water System Revenue,
Improvement and Refunding, 5.00%, 11/15/38	19,395,000	22,213,481
Series A, 4.00%, 11/15/36	9,125,000	9,507,064
University of Akron General Receipts Revenue, Series A, AGMC Insured,
5.00%, 1/01/33	1,490,000	1,588,668
Pre-Refunded, 5.00%, 1/01/33	3,510,000	3,789,607
University of Akron Revenue,
Refunding, Series A, 5.00%, 1/01/31	4,365,000	5,107,617
Series B, AGMC Insured, 5.00%, 1/01/38	12,195,000	12,950,114
Series B, AGMC Insured, Pre-Refunded, 5.00%, 1/01/38	6,805,000	7,347,086
University of Cincinnati General Receipts Revenue,
Refunding, Series F, 5.00%, 6/01/32	5,805,000	6,743,552
Series C, 5.00%, 6/01/39	6,255,000	7,225,713
Series C, AGMC Insured, 5.00%, 6/01/31	8,000,000	8,680,400
University of Toledo General Receipts Revenue, Refunding, Series A, AMBAC Insured, 4.50%,
6/01/30	10,000,000	10,257,300
Westerville City School District GO, Refunding, XLCA Insured, 5.00%, 12/01/27	3,820,000	4,768,964
Westerville Ohio Special Obligation Non-Tax Revenue, 5.00%, 12/01/30	2,765,000	3,295,189
[a] Willoughby Eastlake City School District GO, School Improvement, 5.00%, 12/01/46	10,000,000	11,440,000
Wright State University Revenue, General Receipts, Series A, 5.00%, 5/01/31	10,120,000	11,671,295
Wyoming City School District GO, School Improvement, 5.00%, 12/01/42	7,250,000	8,144,432
Xenia Community School District GO, School Facilities Construction and Improvement, Refunding,
5.00%, 12/01/40	7,285,000	8,301,840
Youngstown State University General Receipts Revenue, Assured Guaranty,
5.25%, 12/15/29	4,000,000	4,514,440
5.50%, 12/15/33	4,225,000	4,793,474
Total Municipal Bonds (Cost $1,462,592,584) 98.8%		1,570,854,917
Other Assets, less Liabilities 1.2%		18,302,054
Net Assets 100.0%		$1,589,156,971

See Abbreviations on page 151.

aSecurity purchased on a when-issued basis. See Note 1(b).

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 111

F R A N K L I N T A X - F R E E T R U S T

Financial Highlights
Franklin Oregon Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.02	$11.69	$12.58	$12.45	$11.48
Income from investment operations[b]:
Net investment income[c]	0.42	0.46	0.46	0.44	0.49
Net realized and unrealized gains (losses)	(0.12)	0.33	(0.91)	0.13	0.98
Total from investment operations	0.30	0.79	(0.45)	0.57	1.47
Less distributions from net investment income	(0.43)	(0.46)	(0.44)	(0.44)	(0.50)
Net asset value, end of year	$11.89	$12.02	$11.69	$12.58	$12.45

Total return[d]	2.54%	6.88%	(3.50)%	4.64%	13.11%

Ratios to average net assets
Expenses	0.63%	0.63%	0.62%	0.62%	0.63%
Net investment income	3.55%	3.84%	3.88%	3.53%	4.11%

Supplemental data
Net assets, end of year (000’s)	$960,516	$951,107	$924,611	$1,189,801	$1,082,877
Portfolio turnover rate	11.84%	7.87%	8.28%	7.51%	12.50%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

112 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			F R A N K L I N T A X - F R E E T R U S T
			F I N A N C I A L H I G H L I G H T S

Franklin Oregon Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.19	$11.84	$12.74	$12.60	$11.62
Income from investment operations[b]:
Net investment income[c]	0.36	0.40	0.40	0.38	0.43
Net realized and unrealized gains (losses)	(0.13)	0.35	(0.92)	0.13	0.99
Total from investment operations	0.23	0.75	(0.52)	0.51	1.42
Less distributions from net investment income	(0.36)	(0.40)	(0.38)	(0.37)	(0.44)
Net asset value, end of year	$12.06	$12.19	$11.84	$12.74	$12.60

Total return[d]	1.95%	6.38%	(4.07)%	4.08%	12.44%

Ratios to average net assets
Expenses	1.18%	1.18%	1.17%	1.17%	1.18%
Net investment income	3.00%	3.29%	3.33%	2.98%	3.56%

Supplemental data
Net assets, end of year (000’s)	$190,047	$186,572	$188,147	$266,819	$230,384
Portfolio turnover rate	11.84%	7.87%	8.28%	7.51%	12.50%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 113

F R A N K L I N	T A X - F R E E T R U S T
F I N A N C I A L	H I G H L I G H T S

Franklin Oregon Tax-Free Income Fund (continued)
			Year Ended February 28,
		2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year		$12.03	$11.70	$12.59	$12.46	$11.48
Income from investment operations[b]:
Net investment income[c]		0.43	0.47	0.47	0.46	0.50
Net realized and unrealized gains (losses)		(0.12)	0.33	(0.90)	0.12	1.00
Total from investment operations		0.31	0.80	(0.43)	0.58	1.50
Less distributions from net investment income		(0.44)	(0.47)	(0.46)	(0.45)	(0.52)
Net asset value, end of year		$11.90	$12.03	$11.70	$12.59	$12.46

Total return		2.64%	6.99%	(3.41)%	4.74%	13.31%

Ratios to average net assets
Expenses		0.53%	0.53%	0.52%	0.52%	0.53%
Net investment income		3.65%	3.94%	3.98%	3.63%	4.21%

Supplemental data
Net assets, end of year (000’s)		$51,607	$50,011	$34,225	$48,678	$39,434
Portfolio turnover rate		11.84%	7.87%	8.28%	7.51%	12.50%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

114 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 29, 2016

Franklin Oregon Tax-Free Income Fund

		Principal
		Amount	Value
Municipal Bonds 99.6%
Oregon 95.4%
Astoria Hospital Facilities Authority Revenue, Columbia Memorial Hospital, Refunding, 5.00%,
8/01/28		$1,325,000	$1,435,836
Beaverton School District GO, Washington County School District No. 48J, Assured Guaranty,
5.00%, 6/01/31		1,280,000	1,437,786
5.125%, 6/01/36		1,000,000	1,119,420
Benton County Hospital Facilities Authority Revenue, Samaritan Health Services Project, Refunding,
5.125%, 10/01/28		1,525,000	1,527,166
Chemeketa Community College District GO, Marion, Polk, Yamhill and Linn Counties, Pre-Refunded,
5.00	%,
6/15/25		1,500,000	1,649,070
6/15/26		2,615,000	2,874,879
City of Lake Oswego GO, Clackamas, Multnomah and Washington Counties, Refunding, Series A,
5.00%, 12/01/31		6,400,000	7,188,928
City of Redmond Airport Revenue, 6.25%, 6/01/39		1,010,000	1,107,425
City of Redmond GO, Terminal Expansion Project, 5.00%, 6/01/39		1,000,000	1,102,050
City of Tigard Water System Revenue, Washington County, 5.00%,
8/01/37		11,050,000	12,550,590
8/01/42		20,915,000	23,493,192
8/01/45		23,545,000	27,047,319
Clackamas County Hospital Facility Authority Revenue, Legacy Health System, Series A, 5.50%,
7/15/35		6,525,000	7,330,576
Clackamas County School District No. 7J Lake Oswego GO, Refunding, AGMC Insured, 5.25%,
6/01/25		3,075,000	3,953,497
Clackamas County School District No. 12 North Clackamas GO,
Refunding, 5.00%, 6/15/28		2,500,000	3,054,875
Refunding, 5.00%, 6/15/29		6,385,000	7,753,369
Series A, AGMC Insured, Pre-Refunded, 4.75%, 6/15/31		2,250,000	2,373,053
Series B, AGMC Insured, Pre-Refunded, 5.00%, 6/15/27		25,000,000	26,447,000
Clackamas County School District No. 46 Oregon Trail GO,
5.00%, 6/15/32		6,855,000	7,726,545
Capital Appreciation, Refunding, zero cpn., 6/15/37		12,130,000	5,558,815
Capital Appreciation, Refunding, zero cpn., 6/15/38		12,495,000	5,459,940
Refunding, Series A, 5.00%, 6/15/28		2,210,000	2,503,245
Refunding, Series A, 5.00%, 6/15/29		2,655,000	3,003,602
Clackamas County School District No. 62C Oregon City GO, Refunding, MAC Insured, 5.00%,
6/01/29		1,000,000	1,180,280
6/01/34		1,770,000	2,033,748
6/01/39		1,250,000	1,427,425
Clackamas Education Service District GO, AMBAC Insured, 4.125%, 6/01/36		1,000,000	1,014,700
[a] Clackamas River Water Revenue, 5.00%,
11/01/38		680,000	798,918
11/01/40		500,000	583,485
11/01/43		970,000	1,127,732
11/01/46		1,000,000	1,159,990
Columbia and Washington Counties School District No. 47J Vernonia GO, 5.00%, 6/15/35		5,175,000	5,935,156
Crook County School District GO, Crook and Deschutes Counties, 5.00%,
6/15/34		4,475,000	5,122,577
6/15/37		8,090,000	9,186,519
Deschutes and Jefferson Counties School District No. 2J Redmond GO,
Pre-Refunded, 5.50%, 6/15/34		5,000,000	5,547,450
Series A, NATL Insured, 5.00%, 6/15/21		85,000	85,332

franklintempleton.com

Annual Report

F R A N K L I N T A X - F R E E T R U S T
S T A T E M E N T O F I N V E S T M E N T S

Franklin Oregon Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Deschutes County Hospital Facility Authority Hospital Revenue, Cascade Healthcare Community
Inc.,
Pre-Refunded, 8.25%, 1/01/38	$20,000,000	$24,157,400
Series B, AMBAC Insured, 5.375%, 1/01/35	7,000,000	7,445,200
Eugene Electric Utility System Revenue, Refunding,
5.00%, 8/01/33	10,060,000	10,965,702
Series A, 5.00%, 8/01/40	6,745,000	7,586,034
Eugene Water Utility System Revenue, Refunding, 5.00%, 8/01/40	4,425,000	5,068,306
Forest Grove Revenue, Campus Improvement, Pacific University Project, Refunding, Series A,
5.00%, 5/01/36	2,500,000	2,806,225
Independence GO, City Hall Project, AGMC Insured, 5.00%,
6/15/35	2,110,000	2,381,515
6/15/40	3,975,000	4,382,954
Jackson County Airport Revenue, Series A, XLCA Insured, Pre-Refunded, 5.25%,
12/01/27	1,000,000	1,079,830
12/01/32	1,000,000	1,079,830
12/01/37	1,475,000	1,592,749
Jackson County School District No. 549C Medford GO,
Pre-Refunded, 5.00%, 6/15/33	3,225,000	3,541,631
Pre-Refunded, 5.00%, 6/15/34	5,000,000	5,490,900
Series B, AGMC Insured, Pre-Refunded, 5.00%, 12/15/32	5,765,000	6,215,304
Jefferson County School District No. 509J GO,
Refunding, 5.00%, 6/15/30	1,000,000	1,177,140
Refunding, 5.00%, 6/15/31	1,410,000	1,648,459
Series B, 5.00%, 6/15/30	2,000,000	2,354,280
Keizer Special Assessment, Keizer Station Area A Local ID, 5.20%, 6/01/31	2,215,000	2,409,543
Klamath County School District GO, 5.00%,
6/15/29	1,155,000	1,369,795
6/15/30	1,095,000	1,290,578
6/15/31	1,000,000	1,171,300
Lane and Douglas Counties School District No. 28J Fern Ridge GO, Series A, zero cpn. to 6/14/16,
5.00% thereafter,
6/15/26	1,265,000	1,566,310
6/15/30	3,175,000	3,775,996
6/15/33	2,115,000	2,473,662
6/15/36	2,000,000	2,308,200
Lane County Metropolitan Wastewater Management Commission Revenue,
5.25%, 11/01/28	5,000,000	5,590,250
NATL Insured, 4.75%, 11/01/26	1,615,000	1,659,364
Lane County School District No. 19 Springfield GO, AGMC Insured, Pre-Refunded, zero cpn.,
6/15/27	5,580,000	3,490,178
6/15/28	2,000,000	1,193,360
6/15/29	1,925,000	1,094,209
Lebanon GO, AMBAC Insured, Pre-Refunded, 5.00%,
6/01/25	1,635,000	1,725,726
6/01/27	1,675,000	1,767,946
Marion County School District No. 103 Woodburn GO, 5.00%,
6/15/33	2,930,000	3,528,013
6/15/34	3,200,000	3,838,464
6/15/35	2,075,000	2,483,319

116 Annual Report

franklintempleton.com

F R A N K L I N	T A X - F R E E T R U S T
S T A T E M E N T	O F I N V E S T M E N T S

Franklin Oregon Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Medford Hospital Facilities Authority Revenue,
Asante Health System, Refunding, AGMC Insured, 5.125%, 8/15/40	$25,000,000	$27,067,250
Asante Health System, Series A, AGMC Insured, 5.00%, 8/15/40	10,050,000	10,807,569
Rogue Valley Manor, Refunding, 5.00%, 10/01/33	1,500,000	1,653,840
Rogue Valley Manor, Refunding, 5.00%, 10/01/42	9,420,000	10,183,774
Multnomah County David Douglas School District No. 40 GO, Series B, zero cpn.,
6/15/24	1,640,000	1,377,141
6/15/25	1,325,000	1,068,613
6/15/26	2,585,000	2,000,144
6/15/27	2,655,000	1,968,311
6/15/28	2,495,000	1,768,830
6/15/29	2,595,000	1,758,735
6/15/30	1,885,000	1,219,897
6/15/31	2,030,000	1,247,740
6/15/32	2,000,000	1,173,720
Multnomah County Hospital Facilities Authority Revenue,
Adventist Health System/West, Series A, 5.125%, 9/01/40	6,500,000	7,090,330
Terwilliger Plaza Inc., Refunding, 5.00%, 12/01/29	3,690,000	4,001,288
Multnomah County School District No. 1 Portland Public Schools GO, Series B, 3.00%, 6/15/33	14,135,000	13,983,897
Multnomah County School District No. 3 Park Rose GO, Series A, 5.00%,
6/30/35	2,000,000	2,342,400
6/30/36	1,500,000	1,750,125
Multnomah County School District No. 7 Reynolds GO, Refunding, 5.00%, 6/01/35	6,605,000	7,522,831
North Bend School District No. 13 GO, Coos County, AGMC Insured, 5.00%, 6/15/22	55,000	55,169
Oregon Health and Science University Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 7/01/21	11,480,000	9,981,401
Refunding, Series B, 5.00%, 7/01/34	7,500,000	8,948,400
Refunding, Series B, 5.00%, 7/01/35	10,000,000	11,881,900
Refunding, Series B, 5.00%, 7/01/36	10,965,000	12,974,665
Refunding, Series B, 5.00%, 7/01/37	10,000,000	11,784,000
Refunding, Series B, 5.00%, 7/01/39	6,000,000	7,012,260
Series A, Pre-Refunded, 5.875%, 7/01/33	2,500,000	2,915,800
Series A, Pre-Refunded, 5.75%, 7/01/39	13,175,000	15,312,248
Oregon State Department of Administrative Services COP,
Series A, 5.25%, 5/01/39	3,800,000	4,252,010
Series C, 5.00%, 11/01/34	8,000,000	9,042,560
Oregon State Department of Administrative Services Lottery Revenue, Series A,
5.00%, 4/01/28	5,800,000	6,917,602
5.00%, 4/01/32	5,000,000	5,834,400
5.00%, 4/01/33	8,065,000	9,685,984
5.00%, 4/01/35	3,625,000	4,321,145
Pre-Refunded, 5.00%, 4/01/27	17,880,000	20,140,926
Pre-Refunded, 5.00%, 4/01/28	18,225,000	20,529,551
Pre-Refunded, 5.00%, 4/01/29	1,750,000	1,971,288
Oregon State Department of Transportation Highway User Tax Revenue, senior lien,
Refunding, Series A, 5.00%, 11/15/30	5,000,000	6,094,050
Refunding, Series A, 5.00%, 11/15/31	16,535,000	20,021,901
Series A, Pre-Refunded, 5.00%, 11/15/29	3,085,000	3,490,369
Series A, Pre-Refunded, 4.50%, 11/15/32	21,000,000	22,371,930
Series A, Pre-Refunded, 5.00%, 11/15/33	21,530,000	24,359,042

franklintempleton.com

Annual Report

F R A N K L I N T A X - F R E E T R U S T
S T A T E M E N T O F I N V E S T M E N T S

Franklin Oregon Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Oregon State Facilities Authority Revenue,
Legacy Health System, Refunding, Series A, 5.00%, 3/15/30	$1,500,000	$1,672,290
Lewis and Clark College Project, Refunding, Series A, 5.75%, 10/01/41	30,000,000	35,944,200
Limited College Project, Refunding, Series A, 5.00%, 10/01/31	2,000,000	2,195,900
Limited College Project, Refunding, Series A, 5.00%, 10/01/34	2,975,000	3,246,290
Limited College Project, Refunding, Series A, 5.25%, 10/01/40	3,750,000	4,111,650
PeaceHealth, Refunding, Series A, 5.00%, 11/01/39	32,790,000	35,270,563
Providence Health and Services, Series C, 5.00%, 10/01/45	4,000,000	4,598,720
Reed College Project, Refunding, Series A, 5.00%, 7/01/29	1,500,000	1,730,055
Reed College Project, Refunding, Series A, 4.75%, 7/01/32	2,000,000	2,249,880
Reed College Project, Refunding, Series A, 5.125%, 7/01/41	10,000,000	11,214,100
Samaritan Health Services, Refunding, Series A, 5.25%, 10/01/40	13,990,000	14,998,539
Student Housing, CHF Ashland LLC, Southern Oregon University Project, Assured Guaranty,
5.00%, 7/01/44	8,910,000	9,886,358
University of Portland Projects, Series A, Pre-Refunded, 5.00%, 4/01/32	8,795,000	9,575,644
Oregon State GO,
Alternative Energy Project, Series B, 6.00%, 10/01/26	1,680,000	1,913,100
Elderly and Disabled Housing, Series A, 6.00%, 8/01/21	245,000	245,372
Elderly and Disabled Housing, Series A, 5.375%, 8/01/28	605,000	605,526
Elderly and Disabled Housing, Series A, 4.70%, 8/01/42	3,050,000	3,054,941
Elderly and Disabled Housing, Series B, 6.10%, 8/01/17	150,000	150,258
Elderly and Disabled Housing, Series B, 6.25%, 8/01/23	300,000	300,567
[a] Higher Education, Article X-F1, Series A, 5.00%, 8/01/41	7,000,000	8,296,750
Higher Education, Article XI-F1, Series M, 5.00%, 8/01/45	3,315,000	3,878,749
Higher Education, Article XI-G, Series O, 5.00%, 8/01/40	7,005,000	8,234,027
State Board of Higher Education, Refunding, Series B, 5.00%, 8/01/38	1,020,000	1,109,036
State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/34	5,000,000	5,515,650
State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/37	5,555,000	5,902,799
State Board of Higher Education, Series B, Pre-Refunded, 5.00%, 8/01/38	5,000,000	5,515,650
State Board of Higher Education, Series B, Pre-Refunded, 5.00%, 8/01/38	480,000	528,893
State Board of Higher Education, Series C, Pre-Refunded, 5.00%, 8/01/37	1,115,000	1,184,810
Various Projects, Series H, 5.00%, 5/01/36	1,000,000	1,163,610
Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program,
Refunding, Series G, 5.35%, 7/01/30	915,000	945,982
Series C, 4.75%, 7/01/42	1,855,000	1,887,908
Oregon State University General Revenue, Series A, 5.00%, 4/01/45	12,500,000	14,452,000
Philomath School District No. 17J Benton and Polk Counties GO, Series B, zero cpn., 6/15/31	1,000,000	614,650
Port of Portland International Airport Revenue, Series Nineteen, Pre-Refunded, 5.50%, 7/01/38	23,000,000	25,561,280
Portland EDR, Broadway Project, Refunding, Series A, 6.50%, 4/01/35	5,000,000	5,517,050
Portland GO, Oregon Convention Center Completion Project,
Capital Appreciation, Series B, zero cpn., 6/01/21	1,000,000	928,960
Limited Tax, Refunding, Series A, 5.00%, 6/01/28	7,840,000	9,292,752
Limited Tax, Refunding, Series A, 5.00%, 6/01/29	8,330,000	9,854,973
Limited Tax, Refunding, Series A, 5.00%, 6/01/30	8,750,000	10,332,437
Portland Housing Authority MFR, Housing, Lovejoy Station Apartments Project, NATL Insured,
6.00%, 7/01/33	2,000,000	2,003,420
Portland River District Urban Renewal and Redevelopment Tax Allocation,
Refunding, Series B, 5.00%, 6/15/22	1,035,000	1,246,595
Series C, 5.00%, 6/15/28	1,000,000	1,163,440
Series C, 5.00%, 6/15/30	1,000,000	1,143,250

118 Annual Report

franklintempleton.com

F R A N K L I N	T A X - F R E E T R U S T
S T A T E M E N T	O F I N V E S T M E N T S

Franklin Oregon Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Portland Sewer System Revenue, second lien, Series A, 5.00%, 3/01/34	$25,270,000	$28,929,854
Portland Urban Renewal and Redevelopment Tax Allocation,
Interstate Corridor, Series B, 5.00%, 6/15/29	1,000,000	1,144,280
Interstate Corridor, Series B, 5.00%, 6/15/30	1,000,000	1,136,230
Interstate Corridor, Series B, 5.00%, 6/15/31	1,000,000	1,127,200
Lents Town Center, Series B, 5.00%, 6/15/27	2,500,000	2,834,925
Lents Town Center, Series B, 5.00%, 6/15/28	1,175,000	1,330,335
Lents Town Center, Series B, 4.75%, 6/15/29	1,000,000	1,111,020
Lents Town Center, Series B, 5.00%, 6/15/30	1,800,000	2,025,288
North Macadam, Series B, 5.00%, 6/15/29	4,250,000	4,808,110
North Macadam, Series B, 5.00%, 6/15/30	4,725,000	5,316,381
Portland Water System Revenue, second lien, Series A, NATL Insured, Pre-Refunded,
4.375%, 10/01/25	3,415,000	3,494,467
4.50%, 10/01/27	1,000,000	1,023,990
4.50%, 10/01/28	3,895,000	3,988,441
Salem Hospital Facility Authority Revenue, Salem Hospital Project, Series A,
5.75%, 8/15/23	10,000,000	11,151,900
5.00%, 8/15/27	11,000,000	11,218,130
5.00%, 8/15/36	9,000,000	9,146,430
Salem-Keizer School District No. 24J GO, Marion and Polk Counties, Series B, zero cpn., 6/15/30	8,500,000	5,641,960
Sherwood GO, Washington County, Full Faith and Credit Obligations, Refunding, AGMC Insured,
5.00%, 6/01/36	4,240,000	4,777,802
Tri-County Metropolitan Transportation District Revenue, Payroll Tax, senior lien, Series A, 5.00%,
9/01/37	11,000,000	12,869,010
9/01/40	5,000,000	5,911,550
Umatilla County Pendleton School District No. 16R GO, Series A, 5.00%, 6/15/37	4,970,000	5,801,133
University of Oregon General Revenue, Series A, 5.00%, 4/01/45	20,000,000	23,226,600
Washington Clackamas and Yamhill Counties Sherwood School District No. 88J GO,
Capital Appreciation, Series A, NATL Insured, Pre-Refunded, zero cpn., 6/15/26	6,850,000	4,490,449
Capital Appreciation, Series A, NATL Insured, Pre-Refunded, zero cpn., 6/15/27	7,090,000	4,430,328
Capital Appreciation, Series A, NATL Insured, Pre-Refunded, zero cpn., 6/15/28	2,960,000	1,764,278
Capital Appreciation, Series A, NATL Insured, Pre-Refunded, zero cpn., 6/15/29	3,110,000	1,767,786
Capital Appreciation, Series A, NATL Insured, Pre-Refunded, zero cpn., 6/15/30	3,260,000	1,766,887
Capital Appreciation, Series A, NATL Insured, Pre-Refunded, zero cpn., 12/15/31	3,515,000	1,771,806
Series B, NATL Insured, Pre-Refunded, 4.50%, 12/15/31	2,900,000	3,047,407
Washington County GO, Full Faith and Credit, Refunding, 4.375%, 6/01/26	1,000,000	1,029,830
Washington County School District No. 15 Forest Grove GO, Series B, zero cpn.,
6/15/29	2,545,000	1,680,285
6/15/30	2,490,000	1,566,733
6/15/31	3,140,000	1,872,822
Washington County School District No. 48J Beaverton GO, Series B, 5.00%,
6/15/32	10,750,000	12,811,205
6/15/33	8,000,000	9,487,760
6/15/34	11,000,000	13,027,520
Yamhill County McMinnville School District No. 40 GO, AGMC Insured, Pre-Refunded, 5.00%,
6/15/28	4,000,000	4,228,880
		1,146,493,834

franklintempleton.com

Annual Report

F R A N K L I N T A X - F R E E T R U S T
S T A T E M E N T O F I N V E S T M E N T S

Franklin Oregon Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
U.S. Territories 4.2%
Guam 0.4%
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.625%,
12/01/24	$840,000	$956,793
12/01/29	3,250,000	3,672,890
		4,629,683
Puerto Rico 3.8%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding, 5.625%, 5/15/43	10,000,000	10,041,200
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Sub Series C-7, NATL Insured,
6.00%, 7/01/28	4,500,000	4,652,280
Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33	9,690,000	6,245,205
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series M-3, NATL
Insured, 6.00%, 7/01/25	14,900,000	15,658,559
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, first subordinate, Series A, zero cpn. to 8/01/16, 6.75% thereafter, 8/01/32	20,000,000	7,650,000
Senior Series C, 5.25%, 8/01/40	2,860,000	1,781,780
		46,029,024
Total U.S. Territories		50,658,707
Total Municipal Bonds (Cost $1,123,457,896) 99.6%		1,197,152,541
Other Assets, less Liabilities 0.4%		5,018,226
Net Assets 100.0%		$1,202,170,767

See Abbreviations on page 151.

aSecurity purchased on a when-issued basis. See Note 1(b).

120 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			F R A N K L I N T A X - F R E E T R U S T

Financial Highlights
Franklin Pennsylvania Tax-Free Income Fund
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.51	$10.17	$10.94	$10.79	$9.83
Income from investment operations[b]:
Net investment income[c]	0.40	0.43	0.42	0.41	0.44
Net realized and unrealized gains (losses)	(0.18)	0.34	(0.78)	0.14	0.97
Total from investment operations	0.22	0.77	(0.36)	0.55	1.41
Less distributions from net investment income	(0.40)	(0.43)	(0.41)	(0.40)	(0.45)
Net asset value, end of year	$10.33	$10.51	$10.17	$10.94	$10.79

Total return[d]	2.15%	7.72%	(3.28)%	5.21%	14.64%

Ratios to average net assets
Expenses	0.64%	0.64%	0.63%	0.63%	0.64%
Net investment income	3.92%	4.15%	4.04%	3.77%	4.30%

Supplemental data
Net assets, end of year (000’s)	$965,479	$1,001,684	$981,992	$1,310,224	$1,170,547
Portfolio turnover rate	4.73%	6.04%	7.04%	4.99%	9.48%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 121

F R A N K L I N	T A X - F R E E T R U S T
F I N A N C I A L	H I G H L I G H T S

Franklin Pennsylvania Tax-Free Income Fund (continued)
			Year Ended February 28,
		2016 [a]	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year		$10.63	$10.28	$11.06	$10.90	$9.92
Income from investment operations[b]:
Net investment income[c]		0.35	0.38	0.36	0.35	0.39
Net realized and unrealized gains (losses)		(0.19)	0.34	(0.79)	0.15	0.98
Total from investment operations		0.16	0.72	(0.43)	0.50	1.37
Less distributions from net investment income		(0.34)	(0.37)	(0.35)	(0.34)	(0.39)
Net asset value, end of year		$10.45	$10.63	$10.28	$11.06	$10.90

Total return[d]		1.56%	7.15%	(3.86)%	4.67%	14.09%

Ratios to average net assets
Expenses		1.19%	1.19%	1.18%	1.18%	1.19%
Net investment income		3.37%	3.60%	3.49%	3.22%	3.75%

Supplemental data
Net assets, end of year (000’s)		$282,541	$279,987	$268,291	$350,937	$288,344
Portfolio turnover rate		4.73%	6.04%	7.04%	4.99%	9.48%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

122 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			F R A N K L I N	T A X - F R E E	T R U S T
			F I N A N C I A L H I G H L I G H T S

Franklin Pennsylvania Tax-Free Income Fund (continued)
		Year Ended February 28,
	2016 [a]	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.52	$10.18	$10.95	$10.80	$9.83
Income from investment operations[b]:
Net investment income[c]	0.41	0.44	0.43	0.42	0.45
Net realized and unrealized gains (losses)	(0.18)	0.34	(0.78)	0.15	0.98
Total from investment operations	0.23	0.78	(0.35)	0.57	1.43
Less distributions from net investment income	(0.41)	(0.44)	(0.42)	(0.42)	(0.46)
Net asset value, end of year	$10.34	$10.52	$10.18	$10.95	$10.80

Total return	2.25%	7.82%	(3.18)%	5.31%	14.85%

Ratios to average net assets
Expenses	0.54%	0.54%	0.53%	0.53%	0.54%
Net investment income	4.02%	4.25%	4.14%	3.87%	4.40%

Supplemental data
Net assets, end of year (000’s)	$52,807	$49,301	$42,043	$57,430	$40,671
Portfolio turnover rate	4.73%	6.04%	7.04%	4.99%	9.48%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 123

F R A N K L I N T A X - F R E E T R U S T

Statement of Investments, February 29, 2016

Franklin Pennsylvania Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 95.5%
Pennsylvania 92.0%
Allegheny County GO,
Series C-60, AGMC Insured, 5.00%, 11/01/27	$3,000,000	$3,204,900
Series C-61, Assured Guaranty, 5.00%, 12/01/33	5,000,000	5,494,250
Series C-65, 5.375%, 5/01/31	5,000,000	5,923,150
Allegheny County Higher Education Building Authority University Revenue, Duquesne University,
5.00%, 3/01/28	3,000,000	3,225,840
5.00%, 3/01/33	1,300,000	1,392,534
Series A, 5.50%, 3/01/31	3,000,000	3,532,620
Series A, XLCA Insured, Pre-Refunded, 5.00%, 3/01/29	5,000,000	5,000,000
Series A, XLCA Insured, Pre-Refunded, 5.00%, 3/01/33	5,630,000	5,630,000
Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Medical Center,
Series A, 5.625%, 8/15/39	12,000,000	13,451,520
Allegheny County Sanitary Authority Sewer Revenue,
AGMC Insured, 5.00%, 6/01/40	5,000,000	5,600,950
NATL Insured, 5.00%, 12/01/37	6,745,000	7,043,399
The Berks County Municipal Authority Revenue, The Reading Hospital and Medical Center Project,
Series A, 5.00%, 11/01/44	10,000,000	10,847,500
Bethel Park School District GO, 5.10%, 8/01/33	3,600,000	4,040,856
Bethlehem Area School District GO, AGMC Insured, 5.25%, 1/15/26	6,605,000	7,580,294
Bethlehem GO, Refunding, Series B, AGMC Insured, 6.50%, 12/01/32	4,985,000	5,828,213
Bucks County IDAR, George School Project, 5.00%, 9/15/41	5,000,000	5,541,250
Bucks County Water and Sewer Authority Sewer System Revenue, Refunding, Series A, AGMC
Insured, 5.00%, 12/01/35	2,500,000	2,836,575
Bucks County Water and Sewer Authority Water System Revenue, AGMC Insured,
5.00%, 12/01/41	10,000,000	11,081,100
Butler County Hospital Authority Hospital Revenue, Butler Health System Project,
Refunding, Series A, 5.00%, 7/01/39	1,625,000	1,799,752
Series B, Pre-Refunded, 7.25%, 7/01/39	4,500,000	5,442,930
Centennial School District Bucks County GO, Series A, 5.00%, 12/15/37	5,855,000	6,704,092
Central Bradford Progress Authority Revenue, Guthrie Health Issue, Refunding, 5.375%, 12/01/41	3,000,000	3,341,430
Chester County IDA Student Housing Revenue, University Student Housing LLC Project at West
Chester University of Pennsylvania, Series A, 5.00%,
8/01/35	500,000	532,440
8/01/45	1,500,000	1,567,920
Clarion County IDA Student Housing Revenue, Clarion University Foundation Inc., Student Housing
Project at Clarion University, Series A, 5.00%, 7/01/45	2,335,000	2,376,213
Commonwealth Financing Authority Revenue,
Series A, 5.00%, 6/01/34	10,000,000	11,413,000
Series B, 5.00%, 6/01/32	5,000,000	5,532,100
Cumberland County Municipal Authority College Revenue, Dickinson College Project, Assn. of
Independent Colleges and Universities of Pennsylvania Financing Program,
Series GG1, NATL Insured, 5.00%, 5/01/34	3,500,000	3,681,685
Series HH1, 5.00%, 11/01/39	1,200,000	1,332,732
Cumberland County Municipal Authority Revenue, Dickinson College Project, 5.00%, 11/01/42	4,500,000	4,993,650
Dallas Area Municipal Authority University Revenue, Misericordia University Project, Refunding,
5.00%, 5/01/37	2,500,000	2,676,075
Dauphin County General Authority Health System Revenue, Pinnacle Health System Project,
Refunding, Series A, 6.00%, 6/01/36	10,000,000	11,371,800
Series A, 5.00%, 6/01/42	15,590,000	16,945,395
Dauphin County General Authority Hospital Revenue, HAPSCO Group Inc., The Western
Pennsylvania Hospital Project, Series B, NATL Insured, ETM, 6.25%, 7/01/16	790,000	805,413
Deer Lakes School District GO, Assured Guaranty, 5.50%, 4/01/39	7,500,000	8,389,350

124 Annual Report

franklintempleton.com

F R A N K L I N	T A X - F R E E T R U S T
S T A T E M E N T	O F I N V E S T M E N T S

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Delaware County Authority Revenue,
Cabrini College, Refunding, Assured Guaranty, 5.875%, 7/01/29	$1,140,000	$1,144,412
Haverford College, 5.00%, 11/15/40	3,000,000	3,300,930
Delaware County Authority University Revenue, Neumann University,
5.00%, 10/01/25	1,250,000	1,421,463
5.25%, 10/01/31	1,250,000	1,400,088
Delaware County Vocational and Technical School Authority Lease Revenue, Intermediate No. 25
Project, BAM Insured, 5.00%, 11/01/38	1,250,000	1,389,188
Delaware Valley Regional Finance Authority Local Government Revenue, Series B, AMBAC Insured,
5.60%, 7/01/17	5,000,000	5,318,350
East Hempfield Township IDAR, Student Services Inc., Student Housing Project at Millersville
University of Pennsylvania, 5.00%,
7/01/45	3,250,000	3,416,530
7/01/47	3,750,000	3,979,350
Erie County Hospital Authority Revenue, Hamot Health Foundation, CIFG Insured, 5.00%,
11/01/35	6,000,000	6,036,000
Erie Parking Authority Parking Facilities Revenue, Guaranteed, Refunding, AGMC Insured,
5.125%, 9/01/32	4,250,000	4,885,247
Erie Water Authority Water Revenue,
AGMC Insured, Pre-Refunded, 5.00%, 12/01/43	850,000	948,677
[a] Refunding, 5.00%, 12/01/43	6,000,000	6,892,680
Refunding, AGMC Insured, 5.00%, 12/01/43	6,150,000	6,686,587
Falls Township Authority Water and Sewer Revenue, Guaranteed, 5.00%, 12/01/41	2,210,000	2,520,350
Franklin County IDAR, Chambersburg Hospital Project, 5.375%, 7/01/42	10,000,000	10,888,900
General Authority of Southcentral Pennsylvania Revenue,
Assn. of Independent Colleges and Universities, York College of Pennsylvania Project,
5.75%, 11/01/41	9,500,000	11,264,055
WellSpan Health Obligated Group, Refunding, Series A, 6.00%, 6/01/25	4,270,000	4,740,597
WellSpan Health Obligated Group, Refunding, Series A, 5.00%, 6/01/44	10,000,000	11,164,300
WellSpan Health Obligated Group, Series A, Pre-Refunded, 6.00%, 6/01/25	5,730,000	6,396,857
Indiana County Hospital Authority Hospital Revenue, Indiana Regional Medical Center, Series A,
6.00%, 6/01/39	1,625,000	1,838,444
Lackawanna County GO, Series B, AGMC Insured, 5.00%,
9/01/30	8,100,000	8,826,165
9/01/35	7,500,000	8,083,725
Lancaster Parking Authority Parking Revenue, Guaranteed, Series A, AMBAC Insured, 5.00%,
12/01/32	1,700,000	1,813,594
12/01/35	2,500,000	2,660,775
Latrobe IDA College Revenue, St. Vincent College Project, 5.00%, 5/01/43	4,120,000	4,403,250
Lehigh County Authority Water and Sewer Revenue, City of Allentown Concession, Series A,
5.00%, 12/01/43	5,240,000	5,855,543
Lehigh County General Purpose Authority Hospital Revenue, Lehigh Valley Health Network,
Series B, AGMC Insured, 5.00%, 7/01/35	11,250,000	12,126,375
Lehigh County General Purpose Authority Revenue, Muhlenberg College Project, 5.25%, 2/01/34	1,500,000	1,664,160
Luzerne County IDA Water Facility Revenue, Pennsylvania American Water Co. Water Facilities,
Refunding, 5.50%, 12/01/39	10,000,000	11,454,900
Lycoming County Authority Health System Revenue, Susquehanna Health System Project,
Refunding, Series A, 5.75%, 7/01/39	25,000,000	27,645,500
Lycoming County Authority Revenue, AICUP Financing Program, Lycoming College Project,
Series MM1, 5.25%,
11/01/38	1,400,000	1,607,914
11/01/43	1,495,000	1,700,622

franklintempleton.com

Annual Report

F R A N K L I N T A X - F R E E T R U S T
S T A T E M E N T O F I N V E S T M E N T S

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Lycoming County Water and Sewer Authority Revenue, Guaranteed Sewer, AGMC Insured,
5.00%, 11/15/35	$5,835,000	$6,538,117
Marple Newtown School District GO, AGMC Insured, 5.00%, 6/01/31	11,225,000	12,562,908
McKeesport Municipal Authority Sewer Revenue, 5.75%, 12/15/39	5,000,000	5,552,350
Monroe County Hospital Authority Hospital Revenue, Pocono Medical Center,
5.00%, 1/01/27	1,000,000	1,032,540
5.125%, 1/01/37	2,000,000	2,052,500
5.25%, 1/01/43	2,000,000	2,054,880
Series A, 5.00%, 1/01/41	4,000,000	4,285,320
Montgomery County Higher Education and Health Authority Revenue, Arcadia University,
5.625%, 4/01/40	5,750,000	6,185,505
Montgomery County IDA Health Facilities Revenue, Jefferson Health System, Series A,
5.00%, 10/01/41	9,600,000	10,387,392
Montgomery County IDAR, FHA Insured, Pre-Refunded, 5.375%, 8/01/38	4,995,000	5,942,801
Montour School District GO, AGMC Insured, Pre-Refunded, 5.00%,
4/01/32	5,000,000	5,241,550
4/01/37	12,500,000	13,103,875
Northampton County General Purpose Authority College Revenue, Lafayette College, Refunding,
5.00%, 11/01/34	20,000,000	21,934,600
Northampton County General Purpose Authority Hospital Revenue, St. Luke’s Hospital Project,
Series A, 5.50%, 8/15/35	10,000,000	10,913,000
Series B, 5.50%, 8/15/33	2,200,000	2,504,128
Northampton County General Purpose Authority Revenue, Higher Education, Lehigh University,
5.00%, 11/15/39	20,000,000	22,178,600
Northeastern Hospital and Education Authority Revenue, Wilkes University Project, Series A,
5.25%, 3/01/42	2,400,000	2,496,216
Northeastern York School District GO, Series B, NATL Insured, Pre-Refunded, 5.00%,
4/01/30	1,000,000	1,048,310
4/01/31	2,000,000	2,096,620
Norwin School District GO, AGMC Insured, Pre-Refunded, 5.00%,
4/01/35	3,000,000	3,011,250
4/01/37	10,000,000	10,483,100
Owen J. Roberts School District GO, AGMC Insured, 5.00%, 9/01/36	2,710,000	2,865,825
Pennsylvania State Economic Development Financing Authority Revenue, UPMC, Series A,
5.00%, 2/01/45	5,000,000	5,580,800
Pennsylvania State Economic Development Financing Authority Water Facilities Revenue, Aqua
Pennsylvania Inc. Project, Series B, 5.00%, 12/01/43	25,000,000	27,790,750
Pennsylvania State Economic Development Financing Authority Water Facility Revenue,
Pennsylvania-American Water Co. Project, 6.20%, 4/01/39	12,000,000	13,439,640
Pennsylvania State GO,
Second Series, 5.00%, 4/15/23	10,000,000	11,158,900
Second Series A, Pre-Refunded, 5.00%, 8/01/25	5,000,000	5,313,050
Pennsylvania State Higher Educational Facilities Authority Revenue,
AICUP Financing Program, Gwynedd Mercy College Project, Series KK1, 5.375%, 5/01/42	1,800,000	1,962,594
AICUP Financing Program, St. Francis University Project, Series JJ2, 6.25%, 11/01/41	3,840,000	4,360,973
Bryn Mawr College, Refunding, 5.00%, 12/01/44	6,365,000	7,316,377
Bryn Mawr College, Refunding, AMBAC Insured, 5.00%, 12/01/37	5,000,000	5,237,100
Drexel University, Series A, NATL Insured, 5.00%, 5/01/37	25,525,000	27,006,471
Edinboro University Foundation, Student Housing Project, 6.00%, 7/01/43	3,500,000	3,681,650
Foundation for Indiana University, Student Housing Project, Refunding, Series B,
5.00%, 7/01/41	1,250,000	1,323,500
La Salle University, Series A, 5.00%, 5/01/37	2,500,000	2,578,700

126 Annual Report

franklintempleton.com

F R A N K L I N	T A X - F R E E T R U S T
S T A T E M E N T	O F I N V E S T M E N T S

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Higher Educational Facilities Authority Revenue, (continued)
Philadelphia University, Refunding, 5.00%, 6/01/30	$2,295,000	$2,400,019
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg
University of Pennsylvania, 5.00%, 10/01/35	1,400,000	1,476,916
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg
University of Pennsylvania, 6.25%, 10/01/43	7,000,000	7,895,720
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg
University of Pennsylvania, 5.00%, 10/01/44	2,000,000	2,081,720
St. Joseph’s University, Series A, 5.00%, 11/01/40	15,000,000	16,528,650
State System of Higher Education, Series AF, NATL Insured, 5.00%, 6/15/37	7,000,000	7,332,080
Temple University, First Series, 5.00%, 4/01/42	15,000,000	16,832,250
Temple University, First Series, NATL Insured, Pre-Refunded, 5.00%, 4/01/28	25,000	25,094
Temple University, NATL Insured, Pre-Refunded, 5.00%, 4/01/33	10,000,000	10,037,500
Temple University, Refunding, NATL Insured, 5.00%, 4/01/28	4,975,000	4,993,656
Thomas Jefferson University, 5.00%, 3/01/40	16,980,000	18,476,278
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/45	5,000,000	5,619,600
The Trustees of the University of Pennsylvania, Series A, 5.00%, 9/01/41	25,000,000	28,079,750
University of Pennsylvania Health System, 5.00%, 8/15/40	2,600,000	2,976,740
University of Pennsylvania Health System, 5.75%, 8/15/41	3,950,000	4,685,411
University of Pennsylvania Health System, Series B, Pre-Refunded, 6.00%, 8/15/26	5,000,000	5,638,650
University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	13,000,000	14,619,020
University of the Sciences in Philadelphia, 5.00%, 11/01/42	5,000,000	5,516,950
University of the Sciences in Philadelphia, Assured Guaranty, Pre-Refunded, 5.00%, 11/01/32	5,000,000	5,557,400
University of the Sciences in Philadelphia, Series A, 5.00%, 11/01/36	4,250,000	4,854,690
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue, University
Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania,
5.00%, 7/01/42	5,500,000	5,772,030
Pennsylvania State Public School Building Authority College Revenue, Delaware County Community
College Project, AGMC Insured, Pre-Refunded, 5.00%, 10/01/32	1,000,000	1,089,840
Pennsylvania State Public School Building Authority Community College Revenue, Community
College of Philadelphia Project, Pre-Refunded, 6.00%, 6/15/28	5,000,000	5,726,150
Pennsylvania State Public School Building Authority Lease Revenue, School District of Philadelphia
Project, Refunding, Series B, AGMC Insured, 4.75%, 6/01/30	5,000,000	5,105,100
Pennsylvania State Turnpike Commission Turnpike Revenue,
Series A, Assured Guaranty, 5.00%, 6/01/39	20,000,000	21,835,600
Series C, 5.00%, 12/01/43	10,000,000	11,211,000
Series C, Sub Series C-1, Assured Guaranty, Pre-Refunded, 6.25%, 6/01/38	5,000,000	5,615,650
Series D, 5.125%, 12/01/40	10,000,000	11,041,700
Special, Motor License Fund Enhanced Turnpike, Series A, 5.50%, 12/01/41	5,000,000	5,810,350
Pennsylvania State University Revenue,
5.00%, 3/01/40	1,500,000	1,691,610
Series A, 5.00%, 9/01/40	5,000,000	5,829,850
Philadelphia Airport Revenue, Series A, AGMC Insured, 5.00%,
6/15/35	5,000,000	5,643,400
6/15/40	5,000,000	5,528,150
Philadelphia Authority for IDR,
The Children’s Hospital of Philadelphia Project, Series A, 5.00%, 7/01/42	5,000,000	5,700,250
Cultural and Commercial Corridors Program, Series A, NATL Insured, Pre-Refunded, 5.00%,
12/01/23	6,205,000	6,416,466
Cultural and Commercial Corridors Program, Series A, NATL Insured, Pre-Refunded, 5.00%,
12/01/25	5,690,000	5,883,915
International Apartments at Temple University, Series A, 5.625%, 6/15/42	4,000,000	4,251,680

franklintempleton.com

Annual Report

F R A N K L I N T A X - F R E E T R U S T
S T A T E M E N T O F I N V E S T M E N T S

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia Authority for IDR, (continued)
Philadelphia Corp. for Aging Project, Series B, AMBAC Insured, 5.25%, 7/01/31	$2,000,000	$1,987,360
Temple University, First Series, 5.00%, 4/01/40	5,000,000	5,678,750
Philadelphia Gas Works Revenue,
Ninth Series, 5.25%, 8/01/40	5,720,000	6,345,196
Twelfth Series B, NATL Insured, ETM, 7.00%, 5/15/20	465,000	526,357
Philadelphia GO,
Refunding, Series A, Assured Guaranty, 5.125%, 8/01/25	5,000,000	5,652,150
Refunding, Series A, Assured Guaranty, 5.25%, 8/01/26	5,000,000	5,674,750
Series A, 5.25%, 7/15/33	5,000,000	5,875,750
Series B, Assured Guaranty, Pre-Refunded, 7.125%, 7/15/38	10,000,000	10,248,400
Philadelphia Hospitals and Higher Education Facilities Authority Revenue, The Children’s Hospital of
Philadelphia Project, Series C, 5.00%, 7/01/41	5,000,000	5,514,700
Philadelphia Housing Authority Capital Fund Program Revenue, Series A, AGMC Insured, 5.00%,
12/01/21	5,000,000	5,076,900
Philadelphia Municipal Authority Lease Revenue, 6.50%,
4/01/34	3,250,000	3,737,987
4/01/39	2,500,000	2,862,375
Philadelphia School District GO,
Series E, Pre-Refunded, 6.00%, 9/01/38	95,000	107,328
Series F, 6.00%, 9/01/38	4,905,000	5,283,077
Philadelphia Water and Wastewater Revenue,
Series A, 5.25%, 1/01/36	3,000,000	3,305,880
Series A, 5.00%, 7/01/40	10,000,000	11,353,300
Series A, 5.00%, 1/01/41	13,000,000	14,369,160
Series A, 5.125%, 1/01/43	5,000,000	5,547,100
Series A, 5.00%, 7/01/45	5,000,000	5,637,600
Series C, AGMC Insured, 5.00%, 8/01/35	7,000,000	7,948,850
Philadephia Authority for IDR, Temple University, Second Series, PSF Guarantee, 5.00%, 4/01/36	5,000,000	5,763,650
Pine-Richland School District GO, Allegheny County, Assured Guaranty, 5.00%, 3/01/39	15,130,000	16,995,529
Pocono Mountains Industrial Park Authority Hospital Revenue, St. Luke’s Hospital, Monroe Project,
Series A, 5.00%, 8/15/40	5,000,000	5,523,400
Reading GO,
AGMC Insured, Pre-Refunded, 6.00%, 11/01/28	590,000	672,122
Refunding, AGMC Insured, 6.00%, 11/01/28	1,410,000	1,594,259
Scranton School District GO,
Series A, AGMC Insured, 5.00%, 7/15/38	5,430,000	5,716,650
Series C, AGMC Insured, 5.00%, 7/15/38	5,000,000	5,263,950
Scranton-Lackawanna Health and Welfare Authority Revenue, University of Scranton, XLCA Insured,
5.00%, 11/01/37	8,125,000	8,596,575
Snyder County Higher Education Authority University Revenue, Susquehanna University Project,
5.00%, 1/01/38	4,000,000	4,309,440
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital, Series B,
Assured Guaranty, Pre-Refunded, 5.375%, 7/01/35	10,000,000	11,815,700
State College Area School District GO, 5.00%, 3/15/40	16,400,000	18,908,216
State Public School Building Authority School Lease Revenue, The School District of the City of
Harrisburg Project,
Refunding, Series A, Assured Guaranty, 5.00%, 11/15/33	4,165,000	4,614,570
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 11/15/33	835,000	946,139
Susquehanna Area Regional Airport Authority Airport System Revenue, Series A, 6.50%, 1/01/38	4,000,000	4,278,760
Swarthmore Borough Authority College Revenue, Swarthmore College Project, 5.00%, 9/15/43	1,000,000	1,152,880
Union County Higher Educational Facilities Financing Authority University Revenue, Bucknell
University, Series A, 5.00%, 4/01/42	5,000,000	5,634,550

128 Annual Report

franklintempleton.com

F R A N K L I N	T A X - F R E E T R U S T
S T A T E M E N T	O F I N V E S T M E N T S

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
University of Pittsburgh of the Commonwealth System of Higher Education Revenue, University
Capital Project,
Refunding, Series C, 5.00%, 9/15/35	$5,000,000	$5,603,700
Series B, 5.00%, 9/15/31	10,000,000	11,106,400
Washington County IDA College Revenue, Washington and Jefferson College, Refunding,
5.25%, 11/01/30	7,525,000	8,659,017
5.00%, 11/01/36	8,470,000	9,475,897
West Mifflin Area School District GO, Allegheny County, AGMC Insured, 5.125%, 4/01/31	1,000,000	1,095,580
Whitehall-Coplay School District GO, Lehigh County, Series A, AGMC Insured, 5.375%, 11/15/34	6,000,000	6,733,620
Wilkes-Barre Finance Authority Revenue, Wilkes University Project, Refunding, 5.00%, 3/01/37	4,500,000	4,553,100
Wyoming Area School District GO,
Refunding, Series A, NATL Insured, 5.00%, 9/01/26	1,855,000	1,855,000
Series A, NATL Insured, 5.00%, 9/01/26	3,150,000	3,150,000
		1,197,390,857
U.S. Territories 3.5%
Puerto Rico 3.0%
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	5,000,000	3,222,500
Series TT, 5.00%, 7/01/32	5,100,000	3,286,950
Series XX, 5.25%, 7/01/40	16,020,000	10,324,890
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,
Series A, 5.375%, 8/01/39	6,000,000	2,467,500
Series A, 6.00%, 8/01/42	34,000,000	14,195,000
Series C, 5.50%, 8/01/40	15,000,000	6,187,500
		39,684,340
U.S. Virgin Islands 0.5%
Virgin Islands PFAR, senior lien, Refunding, Series B, 5.00%, 10/01/25	5,500,000	6,017,055
Total U.S. Territories		45,701,395
Total Municipal Bonds before Short Term Investments
(Cost $1,185,536,544)		1,243,092,252
Short Term Investments (Cost $1,000,000) 0.1%
Municipal Bonds 0.1%
Pennsylvania 0.1%
[b] Philadelphia Authority for IDR, Inglis House Project, Weekly VRDN and Put, 0.30%, 5/01/17	1,000,000	1,000,000
Total Investments (Cost $1,186,536,544) 95.6%		1,244,092,252
Other Assets, less Liabilities 4.4%		56,735,256
Net Assets 100.0%		$1,300,827,508

See Abbreviations on page 151.
aSecurity purchased on a when-issued basis. See Note 1(b).
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 129

FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
February 29, 2016

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$891,234,972	$660,543,280	$323,514,995	$1,024,261,680
Value	$951,481,723	$691,736,124	$335,043,852	$1,039,357,300
Cash	19,808,594	15,241,280	5,451,307	34,593,595
Receivables:
Capital shares sold	1,248,149	928,888	194,662	361,452
Interest	9,562,960	9,192,492	2,996,329	13,486,847
Other assets	700	512	248	782
Total assets	982,102,126	717,099,296	343,686,398	1,087,799,976
Liabilities:
Payables:
Investment securities purchased	8,873,520	—	—	2,675,010
Capital shares redeemed	1,618,767	1,277,257	642,770	1,594,705
Management fees	384,307	288,510	149,111	426,155
Distribution fees	121,793	100,899	55,140	146,154
Transfer agent fees	47,525	41,578	21,449	87,204
Distributions to shareholders	437,801	175,811	191,825	467,502
Accrued expenses and other liabilities	65,355	62,729	49,086	87,284
Total liabilities	11,549,068	1,946,784	1,109,381	5,484,014
Net assets, at value	$970,553,058	$715,152,512	$342,577,017	$1,082,315,962
Net assets consist of:
Paid-in capital	$949,116,284	$703,219,134	$352,039,618	$1,078,911,190
Undistributed net investment income	1,132,228	1,250,949	764,962	2,372,694
Net unrealized appreciation (depreciation)	60,246,751	31,192,844	11,528,857	15,095,620
Accumulated net realized gain (loss)	(39,942,205)	(20,510,415)	(21,756,420)	(14,063,542)
Net assets, at value	$970,553,058	$715,152,512	$342,577,017	$1,082,315,962

130 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			F R A N K L I N T A X - F R E E T R U S T
			F I N A N C I A L	S T A T E M E N T S

Statements of Assets and Liabilities (continued)
February 29, 2016

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$799,509,668	$553,114,319	$253,011,894	$896,978,398
Shares outstanding	72,203,160	46,323,592	23,662,138	76,144,704
Net asset value per share[a]	$11.07	$11.94	$10.69	$11.78
Maximum offering price per share (net asset value per
share ÷ 95.75%)	$11.56	$12.47	$11.16	$12.30
Class C:
Net assets, at value	$113,369,878	$111,449,561	$68,310,857	$145,491,306
Shares outstanding	10,082,076	9,231,466	6,341,868	12,171,924
Net asset value and maximum offering price per share[a]	$11.24	$12.07	$10.77	$11.95
Advisor Class:
Net assets, at value	$57,673,512	$50,588,632	$21,254,266	$39,846,258
Shares outstanding	5,195,403	4,237,225	1,989,335	3,373,393
Net asset value and maximum offering price per share	$11.10	$11.94	$10.68	$11.81

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 131

F R A N K L I N	T A X - F R E E T R U S T
F I N A N C I A L	S T A T E M E N T S

Statements of Assets and Liabilities (continued)
February 29, 2016

		Franklin	Franklin	Franklin	Franklin
		Minnesota	Ohio	Oregon	Pennsylvania
		Tax-Free	Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost		$983,238,311	$1,462,592,584	$1,123,457,896	$1,186,536,544
Value		$1,053,445,488	$1,570,854,917	$1,197,152,541	$1,244,092,252
Cash		29,357,829	21,989,143	6,540,694	48,946,350
Receivables:
Capital shares sold		1,590,814	2,694,596	1,444,005	962,665
Interest		9,193,560	16,011,112	11,903,367	16,646,664
Other assets		771	1,143	863	935
Total assets		1,093,588,462	1,611,550,911	1,217,041,470	1,310,648,866
Liabilities:
Payables:
Investment securities purchased		20,344,834	18,555,783	12,002,232	6,817,140
Capital shares redeemed		1,511,735	2,350,152	1,767,635	1,662,133
Management fees		421,616	615,723	470,776	507,722
Distribution fees		169,878	260,123	173,664	221,441
Transfer agent fees		77,657	107,371	65,100	87,160
Distributions to shareholders		179,140	392,719	310,837	442,010
Accrued expenses and other liabilities		79,554	112,069	80,459	83,752
Total liabilities		22,784,414	22,393,940	14,870,703	9,821,358
Net assets, at value		$1,070,804,048	$1,589,156,971	$1,202,170,767	$1,300,827,508
Net assets consist of:
Paid-in capital		$1,012,106,161	$1,518,710,180	$1,179,659,477	$1,292,853,402
Undistributed net investment income		823,845	1,808,873	1,373,844	3,198,288
Net unrealized appreciation (depreciation)		70,207,177	108,262,333	73,694,645	57,555,708
Accumulated net realized gain (loss)		(12,333,135)	(39,624,415)	(52,557,199)	(52,779,890)
Net assets, at value		$1,070,804,048	$1,589,156,971	$1,202,170,767	$1,300,827,508

132 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			F R A N K L I N T A X - F R E E T R U S T
			F I N A N C I A L	S T A T E M E N T S

Statements of Assets and Liabilities (continued)
February 29, 2016

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$731,214,595	$1,186,318,452	$960,516,452	$965,479,414
Shares outstanding	57,881,644	91,948,659	80,763,797	93,493,532
Net asset value per share[a]	$12.63	$12.90	$11.89	$10.33
Maximum offering price per share (net asset value per
share ÷ 95.75%)	$13.19	$13.47	$12.42	$10.79
Class C:
Net assets, at value	$217,904,088	$322,559,698	$190,046,934	$282,541,405
Shares outstanding	17,071,434	24,690,178	15,753,027	27,041,338
Net asset value and maximum offering price per share[a]	$12.76	$13.06	$12.06	$10.45
Advisor Class:
Net assets, at value	$121,685,365	$80,278,821	$51,607,381	$52,806,689
Shares outstanding	9,623,829	6,218,031	4,335,286	5,108,757
Net asset value and maximum offering price per share	$12.64	$12.91	$11.90	$10.34

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 133

FRANKLIN FINANCIAL	TAX-FREE TRUST STATEMENTS

Statements of Operations
for the year ended February 29, 2016

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$41,222,299	$31,451,788	$15,338,751	$45,929,148
Expenses:
Management fees (Note 3a)	4,549,493	3,382,055	1,831,907	5,170,653
Distribution fees: (Note 3c)
Class A	797,509	541,564	263,799	915,252
Class C	706,812	709,195	449,280	942,940
Transfer agent fees: (Note 3e)
Class A	260,760	218,726	106,373	454,714
Class C	35,515	44,061	27,845	72,073
Advisor Class	16,750	18,840	8,409	18,886
Custodian fees	8,490	6,081	3,108	9,252
Reports to shareholders	36,526	33,040	18,018	55,602
Registration and filing fees	41,904	20,030	14,041	36,115
Professional fees	47,789	81,078	44,343	66,368
Trustees’ fees and expenses	5,011	3,785	1,882	5,889
Other	5,547	40,938	22,609	62,158
Total expenses	6,512,106	5,099,393	2,791,614	7,809,902
Net investment income	34,710,193	26,352,395	12,547,137	38,119,246
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(18,382,512)	270,879	(2,584,573)	152,459
Net change in unrealized appreciation (depreciation) on
investments	5,697,611	(11,775,136)	(3,274,341)	(24,044,137)
Net realized and unrealized gain (loss)	(12,684,901)	(11,504,257)	(5,858,914)	(23,891,678)
Net increase (decrease) in net assets resulting from
operations	$22,025,292	$14,848,138	$6,688,223	$14,227,568

134 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			F R A N K L I N T A X - F R E E T R U S T
			F I N A N C I A L	S T A T E M E N T S

Statements of Operations (continued)
for the year ended February 29, 2016

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$40,156,876	$62,600,188	$49,146,733	$59,278,113
Expenses:
Management fees (Note 3a)	5,009,964	7,219,958	5,536,775	6,092,088
Distribution fees: (Note 3c)
Class A	720,236	1,159,450	942,439	973,927
Class C	1,376,151	2,043,055	1,196,393	1,811,639
Transfer agent fees: (Note 3e)
Class A	369,575	553,012	353,721	467,435
Class C	108,605	149,893	69,084	133,673
Advisor Class	65,337	36,383	18,991	24,211
Custodian fees	9,314	13,625	10,412	11,252
Reports to shareholders	56,119	80,413	50,157	70,101
Registration and filing fees	32,660	39,921	19,050	20,532
Professional fees	44,302	47,962	77,049	123,156
Trustees’ fees and expenses	5,529	8,073	6,148	6,843
Other	58,084	64,532	63,873	58,796
Total expenses	7,855,876	11,416,277	8,344,092	9,793,653
Net investment income	32,301,000	51,183,911	40,802,641	49,484,460
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(23,293)	1,301,401	(17,617,662)	(13,597,118)
Net change in unrealized appreciation (depreciation) on
investments	(4,860,950)	(1,609,090)	5,561,749	(10,645,372)
Net realized and unrealized gain (loss)	(4,884,243)	(307,689)	(12,055,913)	(24,242,490)
Net increase (decrease) in net assets resulting from
operations	$27,416,757	$50,876,222	$28,746,728	$25,241,970

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 135

F R A N K L I N	T A X - F R E E T R U S T
F I N A N C I A L	S T A T E M E N T S

Statements of Changes in Net Assets

		Franklin Arizona		Franklin Colorado
		Tax-Free Income Fund		Tax-Free Income Fund

		Year Ended February 28,		Year Ended February 28,

		2016 [a]	2015	2016 [a]	2015
Increase (decrease) in net assets:
Operations:
Net investment income		$34,710,193	$36,668,976	$26,352,395	$26,097,944
Net realized gain (loss)		(18,382,512)	(10,444,285)	270,879	(2,622,469)
Net change in unrealized appreciation (depreciation)		5,697,611	45,416,192	(11,775,136)	29,359,909
Net increase (decrease) in net assets resulting from
operations		22,025,292	71,640,883	14,848,138	52,835,384
Distributions to shareholders from:
Net investment income:
Class A		(29,515,256)	(31,213,638)	(20,623,649)	(20,995,511)
Class C		(3,361,094)	(3,342,918)	(3,506,195)	(3,634,750)
Advisor Class		(1,945,389)	(1,545,262)	(1,823,837)	(1,598,395)
Total distributions to shareholders		(34,821,739)	(36,101,818)	(25,953,681)	(26,228,656)
Capital share transactions: (Note 2)
Class A		(5,611,014)	(13,236,695)	12,685,132	8,031,887
Class C		7,109,658	3,540,198	3,592,645	(2,408,944)
Advisor Class		9,596,040	17,425,785	6,305,800	9,072,128
Total capital share transactions		11,094,684	7,729,288	22,583,577	14,695,071
Net increase (decrease) in net assets		(1,701,763)	43,268,353	11,478,034	41,301,799
Net assets:
Beginning of year		972,254,821	928,986,468	703,674,478	662,372,679
End of year		$970,553,058	$972,254,821	$715,152,512	$703,674,478
Undistributed net investment income included in net assets:
End of year		$1,132,228	$1,272,684	$1,250,949	$901,569

aFor the year ended February 29.

136 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			F R A N K L I N T A X - F R E E T R U S T
			F I N A N C I A L	S T A T E M E N T S

Statements of Changes in Net Assets (continued)

	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund

	Year Ended February 28,		Year Ended February 28,

	2016 [a]	2015	2016 [a]	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$12,547,137	$14,049,414	$38,119,246	$41,461,940
Net realized gain (loss)	(2,584,573)	(6,939,841)	152,459	182,766
Net change in unrealized appreciation (depreciation)	(3,274,341)	14,248,908	(24,044,137)	34,049,611
Net increase (decrease) in net assets resulting from
operations	6,688,223	21,358,481	14,227,568	75,694,317
Distributions to shareholders from:
Net investment income:
Class A	(9,622,253)	(11,024,726)	(31,918,830)	(36,050,505)
Class C	(2,127,375)	(2,384,911)	(4,204,644)	(4,694,210)
Advisor Class	(783,436)	(700,521)	(1,360,718)	(1,215,224)
Total distributions to shareholders	(12,533,064)	(14,110,158)	(37,484,192)	(41,959,939)
Capital share transactions: (Note 2)
Class A	(24,622,072)	(24,812,133)	(37,218,288)	(26,074,569)
Class C	(4,121,097)	(3,581,868)	(433,704)	(3,685,088)
Advisor Class	1,192,084	4,160,647	4,574,118	8,553,723
Total capital share transactions	(27,551,085)	(24,233,354)	(33,077,874)	(21,205,934)
Net increase (decrease) in net assets	(33,395,926)	(16,985,031)	(56,334,498)	12,528,444
Net assets:
Beginning of year	375,972,943	392,957,974	1,138,650,460	1,126,122,016
End of year	$342,577,017	$375,972,943	$1,082,315,962	$1,138,650,460
Undistributed net investment income included in net assets:
End of year	$764,962	$750,600	$2,372,694	$1,731,960

aFor the year ended February 29.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 137

F R A N K L I N	T A X - F R E E T R U S T
F I N A N C I A L	S T A T E M E N T S

Statements of Changes in Net Assets (continued)

		Franklin Minnesota		Franklin Ohio
		Tax-Free Income Fund		Tax-Free Income Fund

		Year Ended February 28,		Year Ended February 28,

		2016 [a]	2015	2016 [a]	2015
Increase (decrease) in net assets:
Operations:
Net investment income		$32,301,000	$32,277,338	$51,183,911	$53,274,355
Net realized gain (loss)		(23,293)	629,099	1,301,401	(9,461,483)
Net change in unrealized appreciation (depreciation)		(4,860,950)	24,371,891	(1,609,090)	67,317,924
Net increase (decrease) in net assets resulting from
operations		27,416,757	57,278,328	50,876,222	111,130,796
Distributions to shareholders from:
Net investment income:
Class A		(22,690,185)	(23,223,481)	(39,989,539)	(43,397,072)
Class C		(5,434,117)	(5,450,691)	(8,975,392)	(9,640,279)
Advisor Class		(4,128,321)	(3,585,586)	(2,702,675)	(1,973,319)
Total distributions to shareholders		(32,252,623)	(32,259,758)	(51,667,606)	(55,010,670)
Capital share transactions: (Note 2)
Class A		14,726,957	(14,784,941)	26,523,104	(27,111,370)
Class C		7,026,977	1,011,651	10,512,758	(817,266)
Advisor Class		(903,464)	22,312,557	6,841,577	34,394,664
Total capital share transactions		20,850,470	8,539,267	43,877,439	6,466,028
Net increase (decrease) in net assets		16,014,604	33,557,837	43,086,055	62,586,154
Net assets:
Beginning of year		1,054,789,444	1,021,231,607	1,546,070,916	1,483,484,762
End of year		$1,070,804,048	$1,054,789,444	$1,589,156,971	$1,546,070,916
Undistributed net investment income included in net assets:
End of year		$823,845	$792,627	$1,808,873	$2,541,426

aFor the year ended February 29.

138 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			F R A N K L I N T A X - F R E E T R U S T
			F I N A N C I A L	S T A T E M E N T S

Statements of Changes in Net Assets (continued)

	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund

	Year Ended February 28,		Year Ended February 28,

	2016 [a]	2015	2016 [a]	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$40,802,641	$43,553,315	$49,484,460	$52,759,797
Net realized gain (loss)	(17,617,662)	(13,496,335)	(13,597,118)	(11,499,627)
Net change in unrealized appreciation (depreciation)	5,561,749	46,129,911	(10,645,372)	54,325,485
Net increase (decrease) in net assets resulting from
operations	28,746,728	76,186,891	25,241,970	95,585,655
Distributions to shareholders from:
Net investment income:
Class A	(33,895,481)	(36,264,069)	(37,494,624)	(41,131,993)
Class C	(5,517,511)	(6,049,558)	(9,070,810)	(9,707,690)
Advisor Class	(1,867,443)	(1,655,353)	(1,992,321)	(1,906,298)
Total distributions to shareholders	(41,280,435)	(43,968,980)	(48,557,755)	(52,745,981)
Capital share transactions: (Note 2)
Class A	19,478,407	628,035	(18,546,978)	(12,695,729)
Class C	5,350,053	(6,777,695)	7,353,412	2,686,286
Advisor Class	2,186,658	14,638,411	4,365,345	5,814,748
Total capital share transactions	27,015,118	8,488,751	(6,828,221)	(4,194,695)
Net increase (decrease) in net assets	14,481,411	40,706,662	(30,144,006)	38,644,979
Net assets:
Beginning of year	1,187,689,356	1,146,982,694	1,330,971,514	1,292,326,535
End of year	$1,202,170,767	$1,187,689,356	$1,300,827,508	$1,330,971,514
Undistributed net investment income included in net assets:
End of year	$1,373,844	$1,908,336	$3,198,288	$2,329,087

aFor the year ended February 29.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 139

FRANKLIN TAX-FREE TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty four separate funds, eight of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

140 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2016, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At February 29, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 29, 2016
Shares sold	7,814,439	$86,276,363	5,328,564	$63,493,478
Shares issued in reinvestment of distributions	2,227,478	24,552,064	1,576,345	18,768,039
Shares redeemed	(10,566,055)	(116,439,441)	(5,840,995)	(69,576,385)
Net increase (decrease)	(524,138)	$(5,611,014)	1,063,914	$12,685,132
Year ended February 28, 2015
Shares sold	8,091,589	$89,644,322	5,055,489	$60,455,152
Shares issued in reinvestment of distributions	2,302,565	25,509,308	1,575,572	18,846,700
Shares redeemed	(11,619,616)	(128,390,325)	(5,985,207)	(71,269,965)
Net increase (decrease)	(1,225,462)	$(13,236,695)	645,854	$8,031,887

Class C Shares:
Year ended February 29, 2016
Shares sold	2,078,439	$23,293,031	1,416,306	$17,068,954
Shares issued in reinvestment of distributions	265,797	2,973,921	269,961	3,249,018
Shares redeemed	(1,712,687)	(19,157,294)	(1,388,807)	(16,725,327)
Net increase (decrease)	631,549	$7,109,658	297,460	$3,592,645
Year ended February 28, 2015
Shares sold	1,734,224	$19,509,356	1,118,322	$13,544,682
Shares issued in reinvestment of distributions	261,827	2,943,169	276,742	3,344,350
Shares redeemed	(1,688,238)	(18,912,327)	(1,602,405)	(19,297,976)
Net increase (decrease)	307,813	$3,540,198	(207,341)	$(2,408,944)

Advisor Class Shares:
Year ended February 29, 2016
Shares sold	1,982,184	$21,932,274	1,233,888	$14,714,278
Shares issued in reinvestment of distributions	120,703	1,333,368	132,482	1,576,906
Shares redeemed	(1,235,241)	(13,669,602)	(837,637)	(9,985,384)
Net increase (decrease)	867,646	$9,596,040	528,733	$6,305,800
Year ended February 28, 2015
Shares sold	2,241,590	$24,824,282	1,285,383	$15,345,255
Shares issued in reinvestment of distributions	90,161	1,002,869	109,157	1,307,179
Shares redeemed	(760,300)	(8,401,366)	(635,613)	(7,580,306)
Net increase (decrease)	1,571,451	$17,425,785	758,927	$9,072,128

142 Annual Report

franklintempleton.com

			F R A N K L I N T A X - F R E E T R U S T

N O T E S T O F I N A N C I A L S T A T E M E N T S

	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 29, 2016
Shares sold	1,647,223	$17,558,558	4,525,783	$53,385,088
Shares issued in reinvestment of distributions	727,255	7,736,395	2,245,230	26,435,783
Shares redeemed	(4,688,972)	(49,917,025)	(9,945,943)	(117,039,159)
Net increase (decrease)	(2,314,494)	$(24,622,072)	(3,174,930)	$(37,218,288)
Year ended February 28, 2015
Shares sold	1,799,670	$19,529,603	4,878,764	$58,100,107
Shares issued in reinvestment of distributions	805,882	8,737,689	2,462,096	29,387,344
Shares redeemed	(4,911,782)	(53,079,425)	(9,553,155)	(113,562,020)
Net increase (decrease)	(2,306,230)	$(24,812,133)	(2,212,295)	$(26,074,569)

Class C Shares:
Year ended February 29, 2016
Shares sold	555,776	$5,965,233	1,334,158	$15,958,953
Shares issued in reinvestment of distributions	160,393	1,718,758	302,813	3,617,302
Shares redeemed	(1,102,419)	(11,805,088)	(1,674,087)	(20,009,959)
Net increase (decrease)	(386,250)	$(4,121,097)	(37,116)	$(433,704)
Year ended February 28, 2015
Shares sold	649,924	$7,094,775	1,230,211	$14,893,507
Shares issued in reinvestment of distributions	174,479	1,904,915	333,510	4,035,274
Shares redeemed	(1,155,651)	(12,581,558)	(1,877,026)	(22,613,869)
Net increase (decrease)	(331,248)	$(3,581,868)	(313,305)	$(3,685,088)

Advisor Class Shares:
Year ended February 29, 2016
Shares sold	408,759	$4,355,644	926,757	$10,952,343
Shares issued in reinvestment of distributions	44,539	473,356	99,348	1,172,871
Shares redeemed	(343,038)	(3,636,916)	(640,614)	(7,551,096)
Net increase (decrease)	110,260	$1,192,084	385,491	$4,574,118
Year ended February 28, 2015
Shares sold	776,936	$8,400,637	1,049,529	$12,546,641
Shares issued in reinvestment of distributions	36,744	398,527	90,312	1,081,863
Shares redeemed	(428,706)	(4,638,517)	(423,913)	(5,074,781)
Net increase (decrease)	384,974	$4,160,647	715,928	$8,553,723

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 29, 2016
Shares sold	7,060,587	$88,802,386	9,522,757	$121,924,716
Shares issued in reinvestment of distributions	1,639,646	20,622,216	2,794,799	35,749,309
Shares redeemed	(7,532,903)	(94,697,645)	(10,264,831)	(131,150,921)
Net increase (decrease)	1,167,330	$14,726,957	2,052,725	$26,523,104
Year ended February 28, 2015
Shares sold	5,516,924	$69,579,238	7,678,253	$97,750,085
Shares issued in reinvestment of distributions	1,638,172	20,666,902	2,995,462	38,137,899
Shares redeemed	(8,337,004)	(105,031,081)	(12,838,419)	(162,999,354)
Net increase (decrease)	(1,181,908)	$(14,784,941)	(2,164,704)	$(27,111,370)

Class C Shares:
Year ended February 29, 2016
Shares sold	2,700,190	$34,300,299	3,070,809	$39,778,715
Shares issued in reinvestment of distributions	389,438	4,947,962	632,231	8,186,390
Shares redeemed	(2,536,410)	(32,221,284)	(2,892,892)	(37,452,347)
Net increase (decrease)	553,218	$7,026,977	810,148	$10,512,758
Year ended February 28, 2015
Shares sold	2,188,514	$27,915,032	2,591,283	$33,380,723
Shares issued in reinvestment of distributions	380,181	4,843,817	678,280	8,739,114
Shares redeemed	(2,501,593)	(31,747,198)	(3,349,012)	(42,937,103)
Net increase (decrease)	67,102	$1,011,651	(79,449)	$(817,266)

Advisor Class Shares:
Year ended February 29, 2016
Shares sold	2,163,058	$27,240,902	1,660,105	$21,264,348
Shares issued in reinvestment of distributions	310,851	3,912,303	171,436	2,194,497
Shares redeemed	(2,546,226)	(32,056,669)	(1,294,069)	(16,617,268)
Net increase (decrease)	(72,317)	$(903,464)	537,472	$6,841,577
Year ended February 28, 2015
Shares sold	2,931,606	$36,991,465	3,385,097	$43,155,297
Shares issued in reinvestment of distributions	268,356	3,390,516	117,382	1,499,765
Shares redeemed	(1,440,496)	(18,069,424)	(808,614)	(10,260,398)
Net increase (decrease)	1,759,466	$22,312,557	2,693,865	$34,394,664

144 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 29, 2016
Shares sold	9,693,283	$114,801,497	9,046,291	$93,331,408
Shares issued in reinvestment of distributions	2,531,731	29,959,351	3,184,465	32,802,159
Shares redeemed	(10,596,108)	(125,282,441)	(14,043,490)	(144,680,545)
Net increase (decrease)	1,628,906	$19,478,407	(1,812,734)	$(18,546,978)
Year ended February 28, 2015
Shares sold	8,995,802	$106,846,373	9,119,471	$94,726,069
Shares issued in reinvestment of distributions	2,648,615	31,521,515	3,412,193	35,455,841
Shares redeemed	(11,614,822)	(137,739,853)	(13,788,324)	(142,877,639)
Net increase (decrease)	29,595	$628,035	(1,256,660)	$(12,695,729)

Class C Shares:
Year ended February 29, 2016
Shares sold	2,257,004	$27,107,526	3,198,901	$33,389,468
Shares issued in reinvestment of distributions	424,151	5,090,911	755,186	7,868,379
Shares redeemed	(2,238,514)	(26,848,384)	(3,253,410)	(33,904,435)
Net increase (decrease)	442,641	$5,350,053	700,677	$7,353,412
Year ended February 28, 2015
Shares sold	1,668,194	$20,111,378	2,822,164	$29,642,869
Shares issued in reinvestment of distributions	455,230	5,491,122	787,484	8,274,533
Shares redeemed	(2,697,572)	(32,380,195)	(3,366,320)	(35,231,116)
Net increase (decrease)	(574,148)	$(6,777,695)	243,328	$2,686,286

Advisor Class Shares:
Year ended February 29, 2016
Shares sold	1,340,229	$15,897,124	1,305,234	$13,472,925
Shares issued in reinvestment of distributions	138,730	1,642,940	156,864	1,617,090
Shares redeemed	(1,300,987)	(15,353,406)	(1,039,848)	(10,724,670)
Net increase (decrease)	177,972	$2,186,658	422,250	$4,365,345
Year ended February 28, 2015
Shares sold	1,878,583	$22,307,616	1,559,690	$16,238,338
Shares issued in reinvestment of distributions	115,392	1,376,132	149,409	1,555,068
Shares redeemed	(762,316)	(9,045,337)	(1,153,572)	(11,978,658)
Net increase (decrease)	1,231,659	$14,638,411	555,527	$5,814,748

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended February 29, 2016, each Fund’s effective investment management fee rate based on daily average net assets was as follow:

Franklin	Franklin	Franklin	Franklin
Arizona	Colorado	Connecticut	Michigan
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund
0.476%	0.486%	0.519%	0.472%

Franklin	Franklin	Franklin	Franklin
Minnesota	Ohio	Oregon	Pennsylvania
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund
0.474%	0.467%	0.471%	0.468%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds’ shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

146 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$201,509	$167,893	$36,993	$122,017
CDSC retained	$17,190	$9,545	$5,206	$12,992
	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$169,351	$276,128	$303,010	$257,115
CDSC retained	$18,221	$33,868	$12,746	$14,576

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended February 29, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Transfer agent fees	$113,245	$96,961	$58,664	$239,368

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Transfer agent fees	$190,854	$259,611	$159,436	$265,017

f. Interfund Transactions

Franklin Minnesota Tax-Free Income Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. During the year ended February 29, 2016, the purchase and sale transactions aggregated $14,618,587 and $0, respectively.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

4. Income Taxes (continued)

At February 29, 2016, the capital loss carryforwards were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2018	$—	$2,700,288	$—	$—
2019	—	1,448,482	—	—
Capital loss carryforwards not subject to expiration:
Short term	10,687,787	12,143,696	7,156,584	10,458,135
Long term	29,110,507	4,217,949	14,029,793	3,520,238
Total capital loss carryforwards	$39,798,294	$20,510,415	$21,186,377	$13,978,373

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2017	$1,004,796	$264,319	$—	$—
2018	286,131	—	—	3,499,532
Capital loss carryforwards not subject to expiration:
Short term	7,297,591	16,616,962	12,076,370	9,574,305
Long term	2,664,063	17,410,727	40,480,829	37,290,329
Total capital loss carryforwards	$11,252,581	$34,292,008	$52,557,199	$50,364,166

During the year ended February 29, 2016, the Funds utilized capital loss carryforwards as follows:

Franklin	Franklin
Colorado	Michigan
Tax-Free	Tax-Free
Income Fund	Income Fund
$320,213	$146,779

On February 29, 2016, Franklin Oregon Tax-Free Income Fund had expired capital loss carryforwards of $422,791, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended February 29, 2016 and February 28, 2015, was as follows:
	Franklin Arizona		Franklin Colorado		Franklin Connecticut
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund
	2016	2015	2016	2015	2016	2015
Distributions paid from tax exempt
income	$34,821,739	$36,101,818	$25,953,681	$26,228,656	$12,533,064		$14,110,158
	Franklin Michigan		Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund
	2016	2015	2016	2015	2016	2015
Distributions paid from tax exempt
income	$37,484,192	$41,959,939	$32,252,623	$32,259,758	$51,667,606		$55,010,670

148 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund

	2016	2015	2016	2015
Distributions paid from tax exempt
income	$41,280,435	$43,968,980	$48,557,755	$52,745,981

At February 29, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Cost of investments	$891,231,506	$660,452,818	$324,062,591	$1,024,078,228
Unrealized appreciation	$73,485,423	$54,874,447	$22,072,012	$59,120,144
Unrealized depreciation	(13,235,206)	(23,591,141)	(11,090,751)	(43,841,072)
Net unrealized appreciation (depreciation)	$60,250,217	$31,283,306	$10,981,261	$15,279,072
Distributable earnings - undistributed tax exempt
income	$1,422,651	$1,336,301	$934,338	$2,571,581

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Cost of investments	$983,997,365	$1,467,370,621	$1,123,081,502	$1,188,885,468
Unrealized appreciation	$70,765,597	$110,527,722	$90,633,074	$98,994,823
Unrealized depreciation	(1,317,474)	(7,043,426)	(16,562,035)	(43,788,039)
Net unrealized appreciation (depreciation)	$69,448,123	$103,484,296	$74,071,039	$55,206,784
Distributable earnings - undistributed tax exempt
income	$681,485	$1,647,221	$1,308,292	$3,573,500

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and wash sales.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended February 29, 2016, were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Purchases	$144,867,413	$72,013,797	$27,374,400	$158,600,249
Sales	$124,613,140	$35,065,040	$50,349,615	$123,655,000

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Purchases	$124,184,058	$152,352,612	$153,748,014	$59,465,547
Sales	$89,696,377	$99,652,113	$136,625,339	$98,302,098

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

6. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statements of Operations. During the year ended February 29, 2016, the Funds did not use the Global Credit Facility.

8. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At February 29, 2016, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

9. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

150 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

Abbreviations
Selected Portfolio
AGMC	Assured Guaranty Municipal Corp.	IDA	Industrial Development Authority/Agency
AMBAC	American Municipal Bond Assurance Corp.	IDAR	Industrial Development Authority Revenue
BAM	Build America Mutual Assurance Co.	IDR	Industrial Development Revenue
BHAC	Berkshire Hathaway Assurance Corp.	ISD	Independent School District
CDA	Community Development Authority/Agency	MAC	Municipal Assurance Corp.
CIFG	CDC IXIS Financial Guaranty	MBS	Mortgage-Backed Security
COP	Certificate of Participation	MFHR	Multi-Family Housing Revenue
EDA	Economic Development Authority	MFR	Multi-Family Revenue
EDR	Economic Development Revenue	NATL	National Public Financial Guarantee Corp.
ETM	Escrow to Maturity	PBA	Public Building Authority
FHA	Federal Housing Authority/Agency	PCC	Pollution Control Corp.
FICO	Financing Corp.	PCR	Pollution Control Revenue
GNMA	Government National Mortgage Association	PFAR	Public Financing Authority Revenue
GO	General Obligation	PSF	Permanent School Fund
HDA	Housing Development Authority/Agency	RDA	Redevelopment Agency/Authority
HDC	Housing Development Corp.	RDAR	Redevelopment Agency Revenue
HFA	Housing Finance Authority/Agency	SFM	Single Family Mortgage
HFAR	Housing Finance Authority Revenue	SFMR	Single Family Mortgage Revenue
ID	Improvement District	USD	Unified/Union School District
		XLCA	XL Capital Assurance

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund, Franklin Ohio Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, and Franklin Pennsylvania Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the “Funds”) at February 29, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 18, 2016

152 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 29, 2016. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2017, shareholders will be notified of amounts for use in preparing their 2016 income tax returns.

Annual Report

FRANKLIN TAX-FREE TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1984	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	121	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services) (2011-
				present) and H.J. Heinz Company
				(processed foods and allied products)
				(1998-2006).

Principal Occupation During at Least the Past 5 Years:

Senior Advisor, Strategic Investment Group (investment management group) (August 2015-present); director of various companies; and formerly, Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium) (1999-
				2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive Officer (1977-1999)); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

154 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST

Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	145	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	121	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since
2008

Principal Occupation During at Least the Past 5 Years:

President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of Time	Fund Complex Overseen	Other Directorships Held During at
and Address	Position	Served	by Board Member*	Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Since 2013	147	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of Time	Fund Complex Overseen	Other Directorships Held During at
and Address	Position	Served	by Board Member*	Least the Past 5 Years

Alison E. Baur (1964)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Financial
Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	President –
St. Petersburg, FL 33716-1205	AML
Compliance

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

156 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of Time	Fund Complex Overseen	Other Directorships Held During at
and Address	Position	Served	by Board Member*	Least the Past 5 Years

Christopher J. Molumphy (1962) President and		Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	President and
San Mateo, CA 94403-1906	Secretary

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid Tofigh (1972)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President	November 2015
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

franklintempleton.com

Annual Report

FRANKLIN TAX-FREE TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of Time	Fund Complex Overseen	Other Directorships Held During at
and Address	Position	Served	by Board Member*	Least the Past 5 Years

Lori A. Weber (1964)	Vice	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change. Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

158 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within Franklin Tax-Free Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilized data from Lipper, Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and subaccounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took

franklintempleton.com

Annual Report

F R A N K L I N T A X - F R E E T R U S T
S H A R E H O L D E R I N F O R M A T I O N

Board Review of Investment Management Agreement (continued)

into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests, as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewals. The Broadridge report prepared for each individual Fund showed its investment performance for its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2015, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations.

The Broadridge report showed the income return for each Fund for 2015 and for the previous three-, five- and 10-year periods on an annualized basis to be above the median of its Lipper performance universe and in the first- or second-highest quintile of such universe, except for Franklin Minnesota Tax-Free Income Fund.

The Broadridge report showed the total return for the majority of the Funds to be below the median of each Fund’s respective Lipper performance universe in 2015 and at least one of the annualized periods, with Franklin Connecticut Tax-Free Income Fund and Franklin Michigan Tax-Free Income Fund below the median for 2015 and the annualized three-, five- and 10-year periods. In contrast, Franklin Ohio Tax-Free Income Fund performed above the median for 2015 and all annualized periods. The Board was satisfied with the overall performance of these Funds, noting their income-oriented objective.

The Broadridge report showed the income return of Franklin Minnesota Tax-Free Income Fund to be in the middle performing quintile for 2015 as well as for the previous three-and five-year annualized periods, but in the second-highest performing quintile for the 10-year annualized period. The Board reviewed with the Manager the reasons for the Fund’s recent underperformance but believed it did not warrant any change in portfolio management. In doing so, the Board noted that the Fund demonstrated income return at the median for the one-year period and above the median for the annualized three-, five- and 10-year periods.

The Board noted that while the total returns of Franklin Connecticut Tax-Free Income Fund and Franklin Michigan Tax-Free Income Fund were not favorable, these Funds have an income-oriented objective and demonstrated favorable income returns. As a result, the Board did not believe that any change in portfolio management was warranted.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Broadridge reports showed that the contractual investment management fee rates for each Fund were at or below the median of its respective Lipper expense group, with the exception of Franklin Connecticut Tax-Free Income Fund. The contractual investment management fee rate for this Fund was within two basis points of its respective Lipper expense group median. The Broadridge reports further showed that the actual

160 Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
SHAREHOLDER INFORMATION

total expense ratios for all Funds were at or below the median of their respective Lipper expense groups, with each being in the least expensive quintile of such group. Based on the above, the Board was satisfied with the investment management fee and total expense ratio of each Fund in comparison to its Lipper expense group as shown in the Broadridge reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Funds’ investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.5% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion; 0.43% on assets in excess of $10 billion and continuing thereafter until reaching a final breakpoint of 0.36% on assets in excess of $20 billion. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund’s assets increase and pointed out the favorable total expense comparisons for each Fund within its Lipper expense group as discussed under “Comparative Expenses.” The Board observed that at December 31, 2015, none of these Funds had assets in excess of $8 billion and believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each such Fund provides for a sharing of benefits with the Fund and its shareholders as the Fund grows.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at

franklintempleton.com

Annual Report

F R A N K L I N T A X - F R E E T R U S T
S H A R E H O L D E R I N F O R M A T I O N

Proxy Voting Policies and Procedures (continued)

franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

162 Annual Report

franklintempleton.com

This page intentionally left blank

This page intentionally left blank

Annual Report and Shareholder Letter
Franklin Tax-Free Trust

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	TF3 A 04/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $865,326 for the fiscal year ended February 29, 2016 and $820,076 for the fiscal year ended February 28, 2015.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 29, 2016 and $9,247 for the fiscal year ended February 28, 2015.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $672,151 for the fiscal year ended February 29, 2016 and $0 for the fiscal year ended February 28, 2015. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $672,151 for the fiscal year ended February 29, 2016 and $9,247 for the fiscal year ended February 28, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.          N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                          N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 26, 2016

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

  Chief Accounting Officer

Date April 26, 2016